EXHIBIT 4.5.1


    TRUST AGREEMENT, DATED AS OF FEBRUARY 1, 2002, BETWEEN GS MORTGAGE
                 SECURITIES CORP. AND JPMORGAN CHASE BANK











-----------------------------------------------------------------------------



                       GSR MORTGAGE LOAN TRUST 2002-1



                     MORTGAGE PASS-THROUGH CERTIFICATES


                               SERIES 2002-1








                              TRUST AGREEMENT


                                   among


                       GS MORTGAGE SECURITIES CORP.,
                                as Depositor


                                    and


                            JPMORGAN CHASE BANK,
                                 as Trustee








                                Dated as of

                              February 1, 2002



------------------------------------------------------------------------------



                             TABLE OF CONTENTS

                                                                       Page

ARTICLE I DEFINITIONS.....................................................1
   Section 1.01   Standard Terms..........................................1
   Section 1.02   Defined Terms...........................................2

ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS..............13
   Section 2.01   Conveyance to the Trustee..............................13
   Section 2.02   Acceptance by the Trustee..............................14
   Section 2.03   REMIC Elections and REMIC Interests Designations.......14

ARTICLE III REMITTING TO  CERTIFICATEHOLDERS.............................18
   Section 3.01   Distributions to  Certificateholders...................18
   Section 3.02   Allocation of Realized Losses and Shortfalls...........25

ARTICLE IV THE SECURITIES................................................26
   Section 4.01   The Certificates.......................................26
   Section 4.02   Denominations..........................................27
   Section 4.03   Redemption of Certificates.............................27
   Section 4.04   Securities Laws Restrictions...........................27

ARTICLE V MISCELLANEOUS PROVISIONS.......................................28
   Section 5.01   Request for Opinions...................................28
   Section 5.02   Schedules and Exhibits.................................28
   Section 5.03   Governing Law..........................................28
   Section 5.04   Counterparts...........................................28
   Section 5.05   Notices................................................28




                           SCHEDULES AND EXHIBITS

Schedule I            Pool 1 Mortgage Loans
Schedule II           Pool 2 Mortgage Loans
Schedule II           Pool 3 Mortgage Loans

Exhibit A1            Form of Class A1 Certificate
Exhibit A2-A          Form of Class A2-A Certificate
Exhibit A2-B          Form of Class A2-B Certificate
Exhibit A2-C          Form of Class A2-C Certificate
Exhibit A3            Form of Class A3 Certificate
Exhibit X2            Form of Class X2 Certificate
Exhibit X3            Form of Class X3 Certificate
Exhibit B1            Form of Class B1 Certificate
Exhibit B2            Form of Class B2 Certificate
Exhibit B3            Form of Class B3 Certificate
Exhibit B4            Form of Class B4 Certificate
Exhibit B5            Form of Class B5 Certificate
Exhibit B6            Form of Class B6 Certificate
Exhibit R1            Form of Class R1 Certificate
Exhibit R2            Form of Class R2 Certificate
Exhibit R3            Form of Class R3 Certificate




                              TRUST AGREEMENT

                  THIS TRUST AGREEMENT (this "Trust Agreement"), dated as of February 1, 2002, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor") and JPMORGAN CHASE BANK, as trustee (the "Trustee") under this Trust Agreement and the Standard Terms to Trust Agreement, February 2002 Edition (the "Standard Terms"), all of the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Trust Agreement as if set forth herein in full.


                           PRELIMINARY STATEMENT

                  The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2002-1 as a trust (the "Trust") to issue a series of securities with an aggregate initial outstanding principal balance of $461,557,351 to be known as the Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates"). The Trust is formed by this Trust Agreement. The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of fifteen classes as set forth herein.

                  Pursuant to Section 10.01 of the Standard Terms, the Trustee will make an election to treat all of the assets of the Trust as three real estate mortgage investment conduits (each, a "REMIC" and, individually, "REMIC I," "REMIC II" and the "REMIC III") for federal income tax purposes. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor and the
Trustee:


                                 ARTICLE I

                                DEFINITIONS

Section 1.01      Standard Terms.

         The Depositor and the Trustee acknowledge that the Standard Terms prescribe certain obligations of the Depositor and the Trustee, with respect to the Certificates. The Depositor and the Trustee agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

         Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver to the applicable Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan. The Depositor and the Custodian acknowledge that, pursuant to existing Custody Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custody Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02 Defined Terms.

         Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Servicing Agreements. In the event of a conflict between the Standard Terms and the Servicing Agreements, the Servicing Agreements shall govern. In addition, the following provisions shall govern the defined terms set forth below for this Trust Agreement:

         "ABN AMRO":  ABN AMRO Mortgage Group, Inc.

         "ABN AMRO Agreements": Each of (i) the Seller's Warranties and Servicing Agreement dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2002, both between GSMC and ABN AMRO.

         "ABN AMRO Mortgage Loans": The Mortgage Loans sold to GSMC pursuant to the ABN AMRO Agreements and assigned first to the Depositor and then the Trust pursuant to the relevant Assignment Agreements.

         "Accrued Certificate Interest": Interest to be distributed to each Class of Certificates on any Distribution Date consisting of (i) previously accrued interest that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) interest accrued for the related Interest Accrual Period.

         "Administrative Cost Rate": For each Mortgage Loan, the applicable Servicing Fee Rate and the Trustee Fee Rate.

         "Aggregate Principal Distribution Amount": With respect to any Distribution Date, REMIC I, and each Pool, the Aggregate Principal Distribution Amount shall be an amount equal to the sum of (i) the Principal Prepayment Amount for the Mortgage Loans in such Pool, (ii) the principal portion of all Scheduled Payments due on the Mortgage Loans in such Pool during the related Due Period, whether or not received, and (iii) the excess of the Aggregate Principal Distribution Amount for such Pool on the prior Distribution Date over the principal amount actually paid on the Certificates or Interests on such date plus, for the first Distribution Date, the Reconciliation Amount, if any.

         "Assignment Agreement": Each of: (a) with respect to the ABN AMRO Mortgage Loans, (i) the Assignment, Assumption and Recognition Agreement dated February 1, 2002, by and among GSMC, the Depositor and ABN AMRO, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated February 1, 2002, by and among the Trust, the Depositor and ABN AMRO, as Servicer; (b) with respect to the Bank One Mortgage Loans, (i) the Assignment, Assumption and Recognition Agreement dated February 1, 2002, by and among GSMC, the Depositor and Bank One, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated February 1, 2002, by and among the Trust, the Depositor and Bank One, as Servicer; (c) with respect to the sale of the KeyBank Mortgage Loans, the Acknowledgement Letter dated as of February 1, 2002 delivered by KeyBank; (d) with respect to the servicing of the KeyBank Mortgage Loans, (i) the Assignment, Assumption and Recognition Agreement dated February 1, 2002, by and among GSMC, the Depositor and Countrywide, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated February 1, 2002, by and among the Trust, the Depositor and Countrywide, as Servicer; and (e) with respect to the Bank of America Mortgage Loans, (i) the Assignment, Assumption and Recognition Agreement dated February 1, 2002, by and among GSMC, the Depositor and Bank of America, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated February 1, 2002, by and among the Trust, the Depositor and Bank of America, as Servicer.

         "Available Distribution Amount": For any Distribution Date for Pool 1 Mortgage Loans, Pool 2 Mortgage Loans or Pool 3 Mortgage Loans, as the case may be, the sum, for the relevant Pool, of the following amounts:

                  (1) the total amount of all cash received from or on behalf of the mortgagors or advanced by the Servicers on the mortgage loans and not previously distributed (including Advances made by the Servicers and proceeds of mortgage loans in the applicable Pool that are liquidated), except:

                           (a) all Scheduled Payments collected but due on
                  a Due Date after that Distribution Date;

                           (b) all Curtailments received after the previous
                  calendar month (or after the Due Date related to such Distribution Date, in the case of Countrywide);

                           (c) all Payoffs received after the previous
                  calendar month (or after the Due Date related to such Distribution Date in the case of Countrywide) (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the mortgage loans for the period after the previous calendar month(or after the Due Date related to such Distribution Date in the case of Countrywide));

                           (d) Liquidation Proceeds and Insurance Proceeds
                  received on the mortgage loans in the applicable Pool after the previous calendar month (or after the Due Date related to such Distribution Date in the case of Countrywide);

                           (e) all amounts in the Certificate Account that
                  are due and reimbursable to a Servicer under the applicable Servicing Agreement;

                           (f) the servicing compensation for each mortgage
                  loan in the applicable Pool net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date relating to mortgage loans that it services; and

                           (g) any cash crossed over to another Pool as a
                  result of allocating Realized Losses to a Pool other than that in which the Realized Loss occurred;

                  (2) all Advances made by the Servicers or Administrator Advances for that Distribution Date to cover any shortfall resulting when payments due on a mortgage loan in the relevant Pool are less than the full scheduled payments of principal and interest due on such Pool;

                  (3) the total amount of any cash received during the calendar month prior to that Distribution Date by the Trustee or the Servicers as a result of the repurchase by a Seller of any mortgage loans in the applicable Pool as a result of defective documentation or breach of representations and warranties; and

                  (4) Crossover Amounts from the other Pool.

         If there is a Reconciliation Amount, then on the first Distribution Date, the amount thereof shall be added to the Available Distribution Amount by the Trustee (from funds provided to it by the Depositor) and included in the Available Distribution Amount for the applicable Pool. On or prior to the first Distribution Date, the Depositor shall deliver cash sufficient to pay the Reconciliation Amount to the Trustee. Any portion of such amount not needed to pay the Reconciliation Amount shall be returned to the Depositor.

         "Bank of America":  Bank of America, N.A.

         "Bank of America Agreement": The Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America.

         "Bank of America Mortgage Loans": The Mortgage Loans sold to GSMC pursuant to the Bank of America Agreement and assigned first to the Depositor and then the Trust pursuant to the relevant Assignment
Agreements.

         "Bank One":  Bank One, N.A.

         "Bank One Agreements": Each of (i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002, all between GSMC and Bank One.

         "Bank One Mortgage Loans": The Mortgage Loans sold to GSMC pursuant to the Bank One Agreements and assigned first to the Depositor and then the Trust pursuant to the relevant Assignment Agreements.

         "Book-Entry Certificates": The Class A1, Class A2, Class A3, Class B1, Class B2, Class B3 and Class X Certificates.

         "Certificate Balance": As to any Class of Certificates or Interests as of the close of business on each Distribution Date, the initial Certificate Balance thereof (as shown on the charts in Section 2.03(b), (c) and (d)) reduced by all principal payments previously distributed to such Class and all Realized Losses previously allocated to such Class.

         "Certificate Rate": With respect to each Class of Certificates on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03(d). With respect to each REMIC Interest on any Distribution Date, the Certificate Rates described in Section 2.03(b) and (c).

         "Class":  Each Class of Certificates or REMIC Interests.

         "Class A Certificates": The Class A1, Class A2-A, Class A2-B, Class A2-C and Class A3 Certificates.

         "Class A2 Certificates": The Class A2-A, Class A2-B, Class A2-C Certificates.

         "Class A Interests":  The Class AI and Class AII Interests.

         "Class AI Interests": The Class AI-1, Class AI-2, and Class AI-3 Interests in REMIC I.

         "Class AII Interests": The Class AII-1, Class AII-2, Class AII-3, Class AII-4 and Class AII-5 Interests in REMIC II.

         "Class B Certificate Rate": The weighted average of the rates on the Class MA-1, Class MA-2, Class MA-3, Class MB-1, Class MB-2, and Class MB-3 Interests.

         "Class B Certificates": The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates.

         "Class B Interests": The Class BI and Class BII Interests in REMIC I and REMIC II.

         "Class BI Interests": The Class BI-1, Class BI-2 and Class BI-3 interests in REMIC I.

         "Class BII Interests": The Class BII-1, Class BII-2, Class BII-3, Class BII-4, Class BII-5 and Class BII-6 Interests in REMIC II.

         "Class Percentage": For each Distribution Date and for each Class of Certificates or Interests, as applicable, the percentage obtained by dividing the Certificate Balance of such Class of Certificates or Interests, as applicable, immediately prior to such Distribution Date by the then aggregate Certificate Balance of all of the Certificates or Interests, as applicable.

         "Class X2 Pass-Through Amount": On any Distribution Date and the Class X2 Certificates, the amount shown in footnote 7 of Section 2.03(d).

         "Class X3 Pass-Through Amount": On any Distribution Date and the Class X3 Certificates, the amount shown in footnote 8 of Section 2.03(d).

         "Closing Date":  February 21, 2002.

         "Collateral Shortfall": With respect to any Distribution Date, any Pool, and REMIC I, or REMIC III, the amount, if any, by which the Class A Interest or Interests related to such Pool on such Distribution Date (after application of all principal distributions other than Crossover Amounts) exceeds the aggregate Scheduled Principal Balance of all Mortgage Loans in such Pool (as of the close of the related Due Period) (in the case of REMIC I and the Mortgage Loans) or the Corresponding Class of AII Interests, in the case of REMIC III.

         "Corresponding Class": As to each REMIC I or REMIC II Interest, or REMIC III Certificate, the Interests or Certificates shown as the "corresponding" Class or Classes in the applicable chart in Section 2.03.

         "Countrywide":  Countrywide Home Loans, Inc.

         "Countrywide Agreement": The Servicing Agreement dated as of September 25, 2001, between GSMC and Countrywide.

         "Credit Support Depletion Date": The first Distribution Date (if any) on which the aggregate Certificate Balance of the Class B Certificates has been or will be reduced to zero.

         "Curtailments": Voluntary partial prepayments on a Mortgage Loan (i.e., not including Liquidation Proceeds, Insurance Proceeds, or
Condemnation Proceeds).

         "Custodian": JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as custodian under each of the Custody Agreements.

         "Custody Agreement": Each of (a) with respect to the ABN AMRO Mortgage Loans, (i) the Custody Agreement, dated as of August 1, 2001, and
(ii) the Custody Agreement, dated as of January 1, 2002 both by and among GSMC, ABN AMRO and the Custodian; (b) with respect to the Bank One Mortgage Loans, (i) the Custody Agreement, dated as of August 1, 2001, (ii) the Custody Agreement, dated as of December 1, 2001 and (iii) the Custody Agreement, dated as of February 1, 2002, all by and among GSMC, Bank One and the Custodian; (c) with respect to the KeyBank Mortgage Loans, the Custody Agreement, dated as of September 25, 2001, by and among Bavaria TRR Corporation and the Custodian; and (d) with respect to the Bank of America Mortgage Loans, the Custody Agreement, dated as of February 1, 2002, by and among GSMC, Bank of America and the Custodian.

         "Cut-Off Date":  February 1, 2002.

         "Delinquency Tests": The following two tests which will only be considered satisfied if on any Distribution Date: (A) the outstanding principal balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure and real estate owned) averaged over the preceding three month period is less than or equal to 50% of the aggregate outstanding principal balance of the Subordinate Certificates as of such Distribution Date; and (B) cumulative Realized Losses as of the Distribution Dates prior to or occurring in March 2012, and occurring in March 2013, March 2014, March 2015 and March 2016 (and each March thereafter) do not exceed 30%, 35%, 40%, 45% and 50% respectively, of the aggregate initial principal balances of the Subordinate Certificates.

         "Distribution Date": The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day.

         "Due Date": For any Mortgage Loan, the first day in each calendar month.

         "GSMC":  Goldman Sachs Mortgage Company.

         "Interest Accrual Period": Except in the case of the Class A-2A Certificates, the immediately preceding calendar month. In the case of the Class A-2A Certificates, the one-month period ending on and including the day before each Distribution Date, except in the case of the first Interest Accrual Period which will begin on February 21, 2002.

         "JPMorgan Chase":  JPMorgan Chase Bank.

         "Junior Subordinate Certificates": The Class B4, Class B5 and
Class B6 Certificates and Class BII-4, Class BII-5 and Class BII-6 Interests.

         "KeyBank":  KeyBank National Association.

         "KeyBank Agreement": The Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank.

         "KeyBank Mortgage Loans": The Mortgage Loans sold to Bavaria TRR Corporation pursuant to the KeyBank Agreement and shown on Exhibit A-1 of the KeyBank Agreement.

         "Liquidated Mortgage Loan": A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

         "Liquidation Principal": The portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

         "Moody's":  Moody's Investors Service, Inc., or its successor.

         "Mortgage Loans": The ABN AMRO Mortgage Loans, the Bank One Mortgage Loans, the KeyBank Mortgage Loans and the Bank of America Mortgage Loans.

         "Mortgage Pool":  The Pool 1, Pool 2 and Pool 3 Mortgage Loans.

         "Net Rate": With respect to each Mortgage Loan, the Note Rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan. For purposes of calculating the Certificate Rates of the Interests and Certificates, the Net Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

         "Net WAC Rate": With respect to any Distribution Date, REMIC I and each Pool, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan in such Pool, of the product of
(x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan on such date, and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such Pool as of such date.

         "Notional Amount": With respect to the Class X2 and X3
Certificates and each Distribution Date, an amount equal to the Certificate Balance of the Class A2 or A3 Certificates respectively, immediately prior to such Distribution Date.

         "P&I Certificates": All Classes of Certificates other than the Class X Certificates and the Residual Certificates.

         "Payoffs":  Voluntary prepayments in full on a Mortgage Loan.

         "Pool": The Pool 1 Mortgage Loans, the Pool 2 Mortgage Loans or the Pool 3 Mortgage Loans.

         "Pool 1 Mortgage Loans": The Mortgage Loans identified on Schedule I hereto.

         "Pool 2 Mortgage Loans": The Mortgage Loans identified as such on
Schedule II hereto.

         "Pool 3 Mortgage Loans": The Mortgage Loans identified as such on
Schedule III hereto.

         "Prepayment Period": For the KeyBank Mortgage Loans, the Due Period, and for the ABN AMRO Mortgage Loans, the Bank of America Mortgage Loans and the Bank One Mortgage Loans, the prior calendar month.

         "Principal Payment Amount": For any Distribution Date and any Pool, the sum of the portion of the Scheduled Payments on the Mortgage Loans due during the related Due Period that are allocable to principal.

         "Principal Prepayment Amount": For any Distribution Date and any Mortgage Loan, the sum for the Mortgage Loans in a Pool, of all Payoffs and Curtailments relating to the Mortgage Loans in such Pool that were received during the preceding calendar month.

         "Private Certificates": The Class B4, Class B5 and Class B6
Certificates.

         "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

         "Rating Agency":  S&P or Moody's.

         "Realized Loss": With respect to a liquidated Mortgage Loan, the excess of (a) (i) the outstanding principal balance of the Mortgage Loan,
(ii) all accrued and unpaid interest thereon, and (iii) the amount of all Advances made by the Servicers and other expenses incurred with respect to such Mortgage Loan (including expenses of enforcement and foreclosure) over
(b) liquidation proceeds realized from such Mortgage Loan. Realized Losses may also be realized in connection with unexpected expenses incurred by the Trust, mortgagor bankruptcies and modifications of defaulted Mortgage Loans.

         "Reconciliation Amount": The difference, if any, between the aggregate Scheduled Principal Balance of the Mortgage Loans on the Cut-Off Date and the total amount of Certificates issued on the Closing Date, which amount shall be no greater than $1,000.

         "Regular Interests": The REMIC I Regular Interests, the REMIC II Regular Interests and the REMIC III Regular Interests.

         "Regular Certificates": The Class A, Class X and Class B
Certificates.

         "REMIC":  Either REMIC I, REMIC II or REMIC III.

         "REMIC Interests": Each Class of REMIC interests issued pursuant to Section 2.03(b) through (d) and identified as "REMIC" Interests therein.

         "REMIC I": One of the three real estate mortgage investment conduits created in the Trust, which consists of the Mortgage Loans and certain other assets and the REMIC I Distribution Account.

         "REMIC I Crossover Amounts": For any Distribution Date, each Pool and REMIC I, the Subordinate Principal Distribution Amount (prior to subtracting Crossover Amounts pursuant to clause (ii)(b) thereof)) multiplied by one minus a fraction (x) the numerator of which is the Certificate Balance of the Class AI and Class BI Interests related to such Pool and (y) the denominator of which is equal to the aggregate outstanding Scheduled Principal Balance of the Mortgage Loans in such Pool.

         "REMIC I Regular Interests": The regular interests in the REMIC I, consisting of the Class AI-1, Class AI-2, Class AI-3, Class MA-1, Class MA-2, Class MA-3, Class MBI-1, Class MBI-2, Class MBI-3, Class BI-1, Class BI-2, and Class BI-3 Interests.

         "REMIC I Residual Interest": The Class R1 Interest, which represents the residual interest (as defined in Code Section 860G(a)(2)) in REMIC I.

         "REMIC I Subordinated Balance Ratio": The ratio equal to:

         In the case of Group 1, the excess of (x) the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans over (y) the current Certificate Balance of the Group 1 Senior Certificates;

         In the case of Group 2, the excess of (x) the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans over (y) the current Certificate Balance of the Group 2 Senior Certificates;

         In the case of Group 3, the excess of (x) the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans over (y) the current Certificate Balance of the Group 3 Senior Certificates.

         "REMIC II": One of the three real estate mortgage investment conduits created in the Trust, which consists of the REMIC II Distribution Account and the REMIC I Regular Interests.

         "REMIC II Regular Interests": The regular interests in the REMIC II, consisting of the Class AII-1, Class AII-2, Class AII-3, Class AII-4, Class AII-5, Class BII-1, Class BII-2, Class BII-3, Class BII-4, Class BII-5 and Class BII-6 Interests.

         "REMIC II Residual Interest": The Class R2 Certificate, which represent the residual interest (as defined in Code section 860G(a)(2)) in REMIC II.

         "REMIC III": One of the three real estate mortgage investment conduits created in the Trust which consists of the Certificate Account and the REMIC II Regular Interests.

         "REMIC III Regular Interests": The regular interests in REMIC III, consisting of the Class A, Class X and Class B Certificates.

         "REMIC III Residual Interest": The Class R3 Certificates which represent the residual interest (as defined in Code Section 860G(a)(2)) in REMIC III.

         "Remittance Date": The 18th day of each month, or if such day is not a business day, (i) on the first business day immediately preceding such day in the case of the ABN AMRO Agreements or (ii) on the next succeeding business day in the case of the Bank of America Agreement, the Bank One Agreements and the Countrywide Agreement.

         "Residual Certificates": The Class R1, Class R2 and Class R3 Certificates.

         "Rule 144A Certificates": The Class B4, Class B5 and Class B6 Certificates.

         "S&P": Standard & Poor's Ratings Group, a Division of The McGraw-Hill Companies, Inc., or its successor.

         "Sale Agreement": Each of (a) the ABN AMRO Agreements relating to the ABN AMRO Mortgage Loans, (b) the Bank One Agreements relating to the Bank One Mortgage Loans, (c) the KeyBank Agreement relating to the KeyBank Mortgage Loans and (d) the Bank of America Agreement relating to the Bank of America Loans.

         "Seller": With respect to the ABN AMRO Mortgage Loans, ABN AMRO; with respect to the Bank One Mortgage Loans, Bank One; with respect to the KeyBank Mortgage Loans, KeyBank and with respect to the Bank of America Mortgage Loans, Bank of America.

         "Senior Certificates": The Class A and Class X Certificates, and the corresponding Interests in REMIC I and REMIC II.

         "Senior Liquidation Amount": For any Distribution Date and any Pool, will equal the aggregate, for each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Senior Percentage for the applicable Pool, of the scheduled principal balance of that mortgage loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

         "Senior Percentage": For each Pool and any Distribution Date, will equal the lesser of (a) 100% and (b) the sum of the Certificate Balances (immediately before the Distribution Date) of the Class A Certificates related to such Pool, divided by the aggregate outstanding principal balance of the Mortgage Loans in such Pool as of the beginning of the Due Period related to such Distribution Date.

         "Senior Prepayment Amount": For any Distribution Date and REMIC I, the product of (i) the Senior Prepayment Percentage applicable to an AI Class and (ii) the Principal Prepayment Amount of the Pool 1 Mortgage Loans, Pool 2 Mortgage Loans or Pool 3 Mortgage Loans, as applicable to such AI Class, received during the related Prepayment Period.

         "Senior Prepayment Percentage": For each Distribution Date, REMIC and Pool, the Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage for such Pool identified below for the period during which such Distribution Date occurs:

         Distribution Date                    Percent of Subordinate Percentage

         March 2002 through February 2012..............      100%
         March 2012 through February 2013..............       70%
         March 2013 through February 2014..............       60%
         March 2014 through February 2015..............       40%
         March 2015 through February 2016..............       20%
         March 2016 and thereafter.....................        0%

provided, however, that on any Distribution Date (i) if the Pool 1, Pool 2 or Pool 3 Senior Percentage for that Distribution Date exceeds the initial Pool 1, Pool 2 or Pool 3 Senior Percentage, respectively, as of the Closing Date, then the Pool 1, Pool 2 or Pool 3 Senior Prepayment Percentage for such Pool and that Distribution Date will equal 100%; (ii) if before the Distribution Date in March 2005, the Subordinate Percentage for such Distribution Date is greater than or equal to twice that percentage as of the Closing Date, then the Pool 1, Pool 2 and Pool 3 Senior Prepayment Percentages for such Distribution Date will equal the Pool 1, Pool 2 and Pool 3 Senior Percentages, as applicable, plus 50% of the Subordinate Percentage for that Distribution Date; and (iii) if after the Distribution Date in March 2005, the Subordinate Percentage for such Distribution Date is greater than or equal to twice that percentage as of the Closing Date, then the Pool 1, Pool 2 and Pool 3 Senior Prepayment Percentages for such Distribution Date will equal the Pool 1, Pool 2 and Pool 3 Senior Percentages, as applicable (the tests expressed in clauses (ii) and (iii) being referred to as the "two-times tests"); provided, further, however, that in the event the Delinquency Test is not satisfied as of such Distribution Date, the Subordinate Percentage used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal the Subordinate Percentage scheduled to be used during the preceding year based on the above table; provided further, that (i) for any Distribution Date occurring on or prior to the Distribution Date occurring in February 2005, if the Delinquency Tests and the two-times tests are satisfied, then the percent of the Subordinate Percentage shown in the above chart shall be 50% and (ii) for any Distribution Date occurring after February 2005, if the Delinquency Test and the two-times tests are satisfied, the percent of the Subordinate Percentage shown in the above chart shall be 100%. If on any Distribution Date the allocation to the Pool 1, Pool 2 or Pool 3 Senior Certificates in the percentage required would reduce the sum of the Certificate Balances of those certificates below zero, the Pool 1, Pool 2 or Pool 3 Senior Prepayment Percentages, as applicable, for that Distribution Date shall be limited to the percentage necessary to reduce such sum to zero.

         "Senior Principal Distribution Amount": For each Pool and each Distribution Date, the sum of: (i) the Senior Percentage of the Principal Payment Amount for such Pool, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount for such Pool and (iii) the Senior Liquidation Amount for such Pool.

         "Servicer": With respect to the ABN AMRO Mortgage Loans, ABN AMRO and its successors under the relevant Servicing Agreement; with respect to the Bank One Mortgage Loans, Bank One and its successors under the relevant Servicing Agreement; with respect to the KeyBank Mortgage Loans, Countrywide and its successors under the relevant Servicing Agreement; and with respect to the Bank of America Mortgage Loans, Bank of America and its successors under the relevant Servicing Agreement.

         "Servicing Agreement": Each of (a) with respect to the ABN AMRO Mortgage Loans, the applicable ABN AMRO Agreement; (b) with respect to the Bank One Mortgage Loans, the applicable Bank One Agreement; (c) with respect to the KeyBank Mortgage Loans, the Countrywide Agreement; and (d) with respect to the Bank of America Mortgage Loans, the Bank of America Agreement.

         "Subordinate Certificates":  The Class B Certificates.

         "Subordinate Component Balance": For each Pool as of the beginning of any Due Period will equal the then outstanding aggregate Scheduled Principal Balance of the Mortgage Loans in such Pool minus the then outstanding aggregate Certificate Balance of the related Class A
Certificates (and, in the case of the Pool 1 Mortgage Loans, of the Residual Certificates).

         "Subordinate Principal Distribution Amount": For any Distribution Date, the (x) the sum of the Principal Payment Amount, the Principal Prepayment Amount, and the liquidation amount for a Pool minus (y) the Senior Principal Distribution Amount.

         "Subordination Levels": With respect to any class of Subordinate Certificates on any specified date and both REMIC II and REMIC III, the percentage obtained by dividing the sum of the Certificate Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Certificate Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

         "Trust Estate":  As defined in Section 2.01 hereof.

         "Trust Agreement": This Trust Agreement, dated as of February 1, 2002, which incorporates by reference the Standard Terms to Trust Agreement, February 2002 edition; provided that any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of February 1, 2002, shall be deemed to refer to this Trust Agreement.

         "Trustee": JPMorgan Chase Bank, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

         "Trustee Fee": With respect to each Distribution Date, an amount payable to the Trustee equal to the product of one-twelfth of the Trustee Fee Rate multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the Due Period relating to such Distribution Date.

         "Trustee Fee Rate":  0.0075%.

                                 ARTICLE II

              FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01.  Conveyance to the Trustee.

         To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (a) the Mortgage Loans listed on each of
Schedule I, Schedule II or Schedule III hereto, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale Agreements; (c) the Custody Agreements; (d) the Assignment Agreements; (e) the Servicing Agreements; (f) the Distribution Account, the Certificate Account, and the Collection Accounts and (g) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (g) above shall be collectively referred to herein as the "Trust Estate").

         The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale Agreements, the Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

Section 2.02.  Acceptance by the Trustee.

                  By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of "Trust Estate" herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates. The Trustee has not created and will not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust contrary to the interests created by the Trust Agreement. The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust.

Section 2.03.  REMIC Elections and REMIC Interests Designations.

         (a) REMIC Elections. Elections shall be made by the Trustee to treat the assets of the Trust described in the definition of the term "REMIC I," the assets of the Trust described in the definition of the term "REMIC II" and the assets of the Trust described in the definition of the term "REMIC III" as separate REMICs for federal income tax purposes. The REMIC I Regular Interests will constitute the regular interests in REMIC I, and the Class R1 Interest will constitute the residual interest in such REMIC. The REMIC II Regular Interests will constitute the regular interests in REMIC II, and the Class R2 Interest will constitute the residual interest in REMIC II. The REMIC III Regular Interests will constitute the regular interests in REMIC III and the Class R3 Certificates will constitute the residual interest in REMIC III.

         (b) REMIC I Interests. REMIC I shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC I Interests, having the following Certificate Rates and initial Certificate Balances:

              REMIC           Initial Certificate        Certificate        Corresponding
             Interest                Balance                Rate                Classes
             --------                -------                ----                -------
            Class AI-1           $74,707,000.00              (1)              AII-1, A1

            Class AI-2          $290,383,000.00              (2)          AII-1, AII-2,AII-3,
                                                                          A2, A-3, A-4

            Class AI-3           $80,312,000.00              (3)              AII-3, A-5

            Class BI-1            $2,701,888.55              (4)                N/A (8)

            Class BI-2           $10,500,946.98              (5)                N/A (8)

            Class BI-3            $2,904,644.81              (6)                N/A (8)

            Class MA-1                $7,741.69              (1)                N/A (8)

            Class MA-2               $30,091.52              (2)                N/A (8)

            Class MA-3                $8,322.53              (3)                N/A (8)

             Class R1                  $100                  (7)                N/A (8)

            Class MB-1                 $270.99               (4)                N/A (8)

            Class MB-2               $1,053.22               (5)                N/A (8)

            Class MB-3                 $291.33               (6)                N/A (8)


(1) On each Distribution Date, the Certificate Rate on the Class AI-1 Interest and the Class MA-1 Interest will each equal the Net WAC Rate for the Pool 1 Mortgage Loans.

(2) On each Distribution Date, the Certificate Rate on the Class AI-2 Interest and the Class MA-2 Interest will each equal the Net WAC Rate for the Pool 2 Mortgage Loans.

(3) On each Distribution Date, the Certificate Rate on the Class AI-3 Interest and the Class MA-3 Interest will each equal the Net WAC Rate for the Pool 3 Mortgage Loans.

(4) On each Distribution Date, the Certificate Rate on the Class MB-1 Interest and the Class BI-1 Interest will each be equal to the Net WAC Rate for the Pool 1 Mortgage Loans.

(5) On each Distribution Date, the Certificate Rate on the Class MB-2 Interest and the Class BI-2 Interest will each be equal to the Net WAC Rate for the Pool 2 Mortgage Loans.

(6) On each Distribution Date the Certificate Rate on the Class MB-3 Interest and the Class BI-3 Interest will be equal to the Net WAC Rate for the Pool 3 Mortgage Loans.

(7) On each Distribution Date the Certificate Rate on the Class R1 Interests will be equal to the Net WAC Rate for the Pool 2 Mortgage Loans.

(8)      N/A means not applicable.

        (c) REMIC II Interests. REMIC II shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC II Interests, having the following Certificate Rates and initial Certificate Balances:

           REMIC         Initial Certificate      Certificate    Corresponding
          Interest              Balance               Rate            Class
          --------              -------               ----            -----
        Class AII-1           $74,707,000             (1)        MA-1, A1, R3
        Class AII-2          $141,000,000             (2)         MA-2, A2-A
        Class AII-3           $65,700,000             (2)         MA-2, A2-B
        Class AII-4           $83,683,000             (2)         MA-2, A2-C
        Class AII-5           $80,312,000             (3)          MA-3, A3
        Class BII-1            $6,231,000             (4)            N/A
        Class BII-2            $4,154,000             (5)            N/A
        Class BII-3            $1,846,000             (6)            N/A
        Class BII-4            $1,385,000             (7)            N/A
        Class BII-5              $692,000             (8)            N/A
        Class BII-6            $1,847,051             (9)            N/A
          Class R2                   $100             (10)           N/A(11)

(1) On each Distribution Date, the Certificate Rate on the Class AII-1 Interest will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans, which will also equal the interest rate on the Class MA-1 Interest in REMIC I.

(2) On each Distribution Date, the Certificate Rate on the Class AII-2, Class AII-3, and Class AII-4 Interests will be equal to the Net WAC Rate for the Pool 2 Mortgage Loans, which will also equal the interest rate on the Class MA-2 Interest in REMIC I.

(3) On each Distribution Date, the Certificate Rate on the Class AII-5 Interests will be equal to the Net WAC Rate for the Pool 3 Mortgage Loans, which will also equal the interest rate on the Class MA-3 Interest in REMIC I.

(4) On each Distribution Date, the Certificate Rate on the Class BII-1 Interest will equal the Class B Certificate Rate.

(5) On each Distribution Date, the Certificate Rate on the Class BII-2 Interest will equal to the Class B Certificate Rate.

(6) On each Distribution Date, the Certificate Rate on the Class BII-3 Interest will equal to the Class B Certificate Rate.

(7) On each Distribution Date, the Certificate Rate on the Class BII-4 Interest will equal to the Class B Certificate Rate.

(8) On each Distribution Date, the Certificate Rate on the Class BII-5 Interest will equal to the Class B Certificate Rate.

(9) On each Distribution Date, the Certificate Rate on the Class BII-6 Interest will equal to the Class B Certificate Rate.

(10) On each Distribution Date, the Certificate Rate on the Class R2 Interest will be equal to the Net WAC Rate for the Pool 2 Mortgage Loans.

(11)   N/A means not applicable.

      (d) REMIC III Interests. REMIC III shall issue the Certificates, with the designations, initial Certificate Balances and Certificate Rates set forth below, each of which shall be a Class of REMIC III Interest.


                                    Initial         Initial Certificate     Final Scheduled
             Class            Certificate Balance           Rate         Distribution Date(11)
             -----            -------------------           ----         -----------------

Class A1 Certificates                $74,707,000          5.992%(2)         March 25, 2032
Class A2-A Certificates             $141,000,000          3.286%(3)         March 25, 2032
Class A2-B Certificates              $65,700,000          5.141%(4)         March 25, 2032
Class A2-C Certificates              $83,683,000          5.933%(5)         March 25, 2032
Class A3 Certificates                $80,312,000          5.950%(6)         March 25, 2032
Class X2 Certificates            $290,383,000(1)          1.328%(7)         March 25, 2032
Class X3 Certificates              $80,312,000(1)         0.064%(8)         March 25, 2032
Class B1 Certificates                 $6,231,000          6.007%(9)         March 25, 2032
Class B2 Certificates                 $4,154,000          6.007%(9)         March 25, 2032
Class B3 Certificates                 $1,846,000          6.007%(9)         March 25, 2032
Class B4 Certificates                 $1,385,000          6.007%(9)         March 25, 2032
Class B5 Certificates                   $692,000          6.007%(9)         March 25, 2032
Class B6 Certificates                 $1,847,051          6.007%(9)         March 25, 2032
Class R3 Certificates                       $100          5.986%(10)            N/A(12)

         (1)  Notional Amount.

         (2) For the initial Distribution Date, the Certificate Rate for the Class A1 Certificates will equal 5.992%. The Certificate Rate for the Class A1 Certificates will equal the Net WAC Rate on the Pool 1 Mortgage Loans (which equals 100% of the interest on the Class AII-1 Interest in REMIC II).

         (3) For the initial Distribution Date, the Certificate Rate for the Class A2-A Certificates will equal 3.286%. For each Distribution Date on or before January 2007, the Certificate Rate for the Class A2-A Certificates be equal to the lesser of 3.286% and the Net WAC Rate on the Pool 2 Mortgage Loans. For the Distribution Date in January 2007 and thereafter, the Certificate Rate for the Class A2-A Certificates will equal the Net WAC Rate on the Pool 2 Mortgage Loans (which also equals 100% of the interest on the Class AII-2 Interest in REMIC II).

         (4) For the initial Distribution Date, the Certificate Rate for the Class A2-B Certificates will equal 5.141%. For each Distribution Date on or before January 2007, the Certificate Rate for the Class A2-B Certificates be equal to the lesser of 5.141% and the Net WAC Rate on the Pool 2 Mortgage Loans. For the Distribution Date in January 2007 and thereafter, the Certificate Rate for the Class A2-B Certificates will equal the Net WAC Rate on the Pool 2 Mortgage Loans (which also equals 100% of the interest on the Class AII-3 Interest in REMIC II).

         (5) For the initial Distribution Date, the Certificate Rate for the Class A2-C Certificates will equal 5.933%. For each Distribution Date on or before January 2007, the Certificate Rate for the Class A2-C Certificates be equal to the lesser of 5.933% and the Net WAC Rate on the Pool 2 Mortgage Loans. For the Distribution Date in January 2007 and thereafter, the Certificate Rate for the Class A2-C Certificates will equal the Net WAC Rate on the Pool 2 Mortgage Loans(which also equals 100% of the interest on the Class AII-4 Interest in REMIC II).

         (6) For the initial Distribution Date, the Certificate Rate for the Class A3 Certificates will equal 5.950%. For each Distribution Date on or before November 2008, the Certificate Rate for the Class A3 Certificates will be equal to the lesser of 5.950% and the Net WAC Rate on the Pool 3 Mortgage Loans. For the Distribution Date in November 2008 and thereafter, the Certificate Rate for the Class A3 Certificates will equal the Net WAC Rate on the Pool 3 Mortgage Loans (which also equals 100% of the interest on the Class AII-5 Interest in REMIC II).

         (7) The approximate Certificate Rate for the first Distribution Date is stated as a percentage of the aggregate Certificate Balance of the Class A2-A, A2-B and A2-C Certificates (the "Notional Amount" for the Class X2 Certificates). On each Distribution Date, the Class X2 Certificates will be entitled to receive (i) the excess, if any, of the Net WAC for the Pool 2 Mortgage Loans over the Class A2-A Certificate Rate,
              (ii) the excess, if any, of the Net WAC for the Pool 2 Mortgage Loans over the Class A2-B Certificate Rate, and
              (iii) the excess, if any, of the Net WAC for the Pool 2 Mortgage Loans over the Class A2-C Certificate Rate, in each case, multiplied by the Certificate Balance of such Class.

         (8) The approximate Certificate Rate for the first Distribution Date is stated as a percentage of the aggregate Certificate Balance of the Class A3 Certificates (the Notional Amount for the Class X3 Certificates). On each Distribution Date, the Class X3 Certificates will be entitled to receive the excess, if any, of the Net WAC Rate for Pool 3 Mortgage Loans over the Class A3 Certificate Rate multiplied by the Certificate Balance of such Class.

         (9) For the initial Distribution Date, the Certificate Rate on these Certificates will equal approximately 6.007%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.

         (10) For the initial Distribution Date, the Certificate Rate on these Certificates will equal approximately 5.986%. On each Distribution Date thereafter, the Certificate Rate on these Certificates will equal the Net WAC Rate on the Pool 2 Mortgage Loans.

         (11) The Final Scheduled Distribution Date for a Class of Certificates has been determined by adding one month to the stated maturity date of the Mortgage Loan with the latest stated maturity.

         (12) N/A means not applicable.

          (e) REMIC Final Scheduled Distribution. The final Scheduled Distribution Date for the Class AI-1, Class AI-2, Class A1-3 and Class A2 REMIC Interests is the March 2032 Distribution Date. The final Scheduled
Distribution Date for the Class B Interests is the March 2032 Distribution
Date.

                                ARTICLE III

                      REMITTING TO CERTIFICATEHOLDERS

Section 3.01  Distributions to  Certificateholders.

        (a) REMIC I Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms and subject to the exceptions set forth below, on each Distribution Date, the Trustee shall withdraw the aggregate Available Distribution Amount for all Groups from the REMIC I Distribution Account, and shall distribute it in the following manner and order of priority to the REMIC II Distribution Account (except that payments on the Class R1 Certificate will be made to the holder thereof):

            (i) The Available Distribution Amount for the Pool 1 Mortgage Loans will be distributed in the following order:

                (1) To the Class AI-1, Class MA-1, and Class MB-1
Interests, pro rata, Accrued Certificate Interest;

                (2) To the Class MA-1 and Class MB-1 Interests, pro rata, so as to keep the Certificate Balance of the Class MA-1 equal to 0.01% of the aggregate Scheduled Principal Balance of the Pool 1 Mortgage Loans and to keep the Certificate Balance of the Class MB-1 Interests equal to 0.01% of the excess of (x) the aggregate Scheduled Principal Balance of the Pool 1 Mortgage Loans over (y) the Certificate Balance of the Class A1 Certificates in REMIC III (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I Regular Interests such that the Subordinate Balance Ratio is maintained);

                (3) To the Class AI-1 Interest the Senior Principal Distribution Amount, minus the principal amount distributed in paragraph
(2), until its Certificate Balance has been reduced to zero;

                (4) to the Class BI-1 Interest, Accrued Certificate
Interest;

                (5) as principal to the Class BI-1 Interest the Subordinate Principal Distribution Amount until its Certificate Balance has been reduced to zero;

                (6) to each Class or REMIC I Interests, in order of seniority (with the Class AI-1, MA-1 and MB-1 being treated as if pari passu with the Class AI-1 Interests); and

                (7) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Class R1 Certificates.

           (ii) The Available Distribution Amount for the Pool 2 Mortgage Loans will be distributed as follows:

                (1) to the Class AI-2, MA-2, and MB-2, Accrued Certificate Interest;

                (2) pro rata, so as to keep the Certificate Balance of the Class MA-2 Interest equal to 0.01% of the aggregate Scheduled Principal Balance of the Pool 2 Mortgage Loans and to keep the Certificate Balance of the Class MB-2 Interest equal to 0.01% of the excess of (x) the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans over
(y) the sum of the aggregate Certificate Balance of the Class A2-A, A2-B and A2-C Certificates in REMIC III (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I Regular Interests that will maintain the Subordinate Balance Ratio);

                (3) to the Class AI-2 Interest, the Senior Principal Distribution Amount minus the amount distributed pursuant to paragraph (2);

                (4) to the Class BI-2 Interest, Accrued Certificate
Interest;

                (5) to the Class BI-2 Interest, as principal, the Subordinate Principal Distribution Amount for the Pool 2 Mortgage Loans;

                (6) to each Class of REMIC I Interests in order of seniority (with the Class MA-2 and Class MB-2 being treated as pari passu with the Class AI-2) up to the amount of Realized Losses allocated to each such Class; and

                (7) after all Classes of Certificates are paid in full, to the Class R-1 Certificates.

           (iii) The Available Distribution Amount for the Pool 3 Mortgage Loans shall be distributed as follows:

                (1) to the Class AI-3, Class MA-3 and Class MB-3 Interests, pro rata, Accrued Certificate Interest;

                (2) pro rata, so as to keep the Certificate Balance of the Class MA-3 Interest equal to 0.01% of the aggregate Scheduled Principal Balance of the Pool 2 Mortgage Loans and to keep the Certificate Balance of the Class MB-3 Interest equal to 0.01% of the excess of (x) the aggregate Scheduled Principal Balance of the Pool 3 Mortgage Loans over
(y) the Certificate Balance of the Class A3 Certificates issued by REMIC III (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC Regular Interests that will maintain the Subordinate Balance Ratio);

                (3) to the Class AI-3 Interest, the Senior Principal Distribution Amount minus the amount distributed in paragraph (2);

                (4) to the Class BI-3 Interest, Accrued Certificate
Interest;

                (5) to the Class BI-3 Interest, as principal, the Subordinate Principal Distribution Amount for the Pool 3 Mortgage Loans;

                (6) to each Class of REMIC I Interests in order of seniority (with the Class MA-3 and Class MB-3 Interests being treated as pari passu with the Class AI-3 Interests) up to the amount of Realized Losses previously allocated to such Class; and

                (7) after all classes of REMIC I Interests have been paid in full, to the Class R1 Certificates.

        (b) REMIC II Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms, on each Distribution Date, after all REMIC Interest allocations have been made as described in Section 3.01(b) above and
Section 3.02(a)(i) below, the Trustee shall withdraw all amounts allocated to the various REMIC II Regular Interests and deposited into the REMIC II Distribution Account and shall allocate and, subject to Section 3.01(d), distribute such amounts in the following manner and order of priority to the Certificate Account, except that amounts payable to the Class R2 Certificates will be distributed to the Holder thereof:

           (i) Unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for REMIC II, which consists of the all of the distributions on the REMIC I Interests, will be distributed:

                (1) First, pro rata to the Class AII-1, Class AII-2, Class AII-3, Class AII-4, Class AII-5 and Class R2 Interests, Accrued Certificate Interest;

                (2) Second, as principal to the Class R2 Interest until its Certificate Balance has been reduced to zero; and

                (3) Third, (a) to the Class AII-1 Interests, as principal, the Class AII-1 Senior Principal Distribution Amount for the Pool 1 Mortgage Loans; (b) sequentially to the Class AII-2, Class AII-3 and Class AII-4 Interests, as principal, the Senior Principal Distribution Amount for Pool 2 Mortgage Loans, in each case until the Certificate Balance of each such Class of Interests has been reduced to zero, and (b) to the Class AII-5 Interests, as principal, the Class AII-5 Senior Principal Distribution Amount for the Pool 3 Mortgage Loans.

            (ii) Subject to the exceptions listed in Section 3.01(b)(iii), unless a Credit Support Depletion Date shall have occurred, the portion of the Available Distribution Amount for the Pool 1, Pool 2 and Pool 3 Mortgage
Loans remaining after making the distributions specified in Section
3.01(b)(i) will be distributed in the following order of priority:

                (1) to the Class BII-1 Interests, Accrued Certificate Interest thereon;

                (2) to the Class BII-1 Interests, their pro rata share of the Subordinate Principal Distribution Amount;

                (3) to the Class BII-2 Interests, Accrued Certificate Interest thereon;

                (4) to the Class BII-2 Interests, their pro rata share of the Subordinate Principal Distribution Amount;

                (5) to the Class BII-3 Interests, Accrued Certificate Interest thereon;

                (6) to the Class BII-3 Interests, their pro rata share of the Subordinate Principal Distribution Amount; and

                (7) to the Class BII-4, Class BII-5, Class BII-6 Interests, interest and principal in the same manner as for the Class BII-1, Class BII-2 and Class BII-3 Interests, first to the Class BII-4 Interests, then to the Class BII-5 Interests and finally to the Class BII-6 Interests;

                (8) to each Class of Interests in order of seniority, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any; provided, however, that any amounts distributed pursuant to this Section 3.01(b)(ii)(8) will not cause a further reduction in the Class principal balances of any of the Interests.

                (9) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Class R2 Interests.

           (iii) Notwithstanding paragraph (ii) above, on any Distribution
Date on which the Subordination Level for any Class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates shall be allocated to increase such Subordination Level. The Trustee shall identify the most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date, and the portion of the Subordinate Principal Distribution Amount otherwise allocable to the Classes of Subordinate Certificates junior to such Class will instead be allocated among the more senior Classes of Subordinate Certificates, pro rata in proportion to the Certificate Balances of those Classes.

           (iv) If a Credit Support Depletion Date shall occur, on such Distribution Date and thereafter, distributions of principal on the Class AII-2, Class AII-3 and Class AII-4 Interests will be made to such Classes pro rata based on their Certificate Balances (but only from the Pool 2 Mortgage Loans) rather than sequentially under Section 3.01(b)(i)(3)(a).

       (c) REMIC III Regular Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms, on each Distribution Date, after all REMIC Interest allocations have been made as described in Sections 3.01(b) above and 3.02(a)(i) below, the Trustee shall withdraw all amounts allocated to the various REMIC II Regular Interests and deposited in the Certificate Account, and shall allocate and, subject to Section 3.01(d), distribute such amounts in the following manner and order of priority:

          (i) Subject to the exception listed in Section
3.01(c)(vii), unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for the Pool 1 Mortgage Loans will be distributed:

                (1) First, to the Class A1 Certificates, Accrued
Certificate Interest thereon; and

                (2) Second, to the Class A1 Certificates, as principal, the Principal Distribution Amount.

           (ii) Unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for the Pool 2 Mortgage Loans will be distributed:

                (1) First, pro rata to the Class A2-A, Class A2-B, Class A2-C, Class X2 and Class R3 Certificates, Accrued Certificate Interest;

                (2) Second, as principal to the Class R3 Certificates until such Certificate Balances have been reduced to zero; and

                (3) Third, sequentially to the Class A2-A, Class A2-B and Class A2-C Certificates, as principal, the Senior Principal Distribution Amount for the Pool 2 Mortgage Loans, in each case until the Certificate Balance of each such Class of Certificates has been reduced to zero.

           (iii) Unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for the Pool 3 Mortgage Loans will be distributed:

                (1) First, pro rata to the Class A3 and Class X3
Certificates in proportion to Accrued Certificate Interest thereon; and

                (2) Second, to the Class A3 Certificates, as principal, the Principal Distribution Amount.

           (iv) Subject to the exception listed in Section 3.01(c)(v), unless a Credit Support Deletion Date shall have occurred, the portion of the Available Distribution Amount for the Pool 1, Pool 2 and Pool 3 Mortgage Loans remaining after making the distributions specified in Sections 3.01(c)(i), 3.01(c)(ii) and 3.01(c)(iii) will be distributed in the following order of priority:

                (1) to the Class B1 Certificates, Accrued Certificate Interest thereon;

                (2) to the Class B1 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                (3) to the Class B2 Certificates, Accrued Certificate Interest thereon;

                (4) to the Class B2 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                (5) to the Class B3 Certificates, Accrued Certificate Interest thereon;

                (6) to the Class B3 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                (7) to the Junior Subordinate Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

                (8) to each Class of Certificates in order of seniority, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any; provided, however, that any amounts distributed pursuant to this Section 3.01(c)(iv)(8) will not cause a further reduction in the Class principal balances of any of the Certificates; and

                (9) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Class R3 Certificates.

          (v) Notwithstanding paragraphs (b)(ii) and (c)(iv) above, on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates of REMIC II and REMIC III is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates of REMIC II and REMIC III shall be allocated to increase such Subordination Level. The Trustee shall identify the most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date, and the portion of the Subordinate Principal Distribution Amount otherwise allocable to the Classes of Subordinate Certificates of REMIC II and REMIC III junior to such Class will instead be allocated among the more senior Classes of Subordinate Certificates of such REMIC, pro rata in proportion to the Certificate Balances of those Classes.

          (vi) If a Credit Support Depletion Date shall occur, on such Distribution Date and thereafter, distributions of principal on the Class AII-2, Class AII-3, and Class AII-4 Interests in REMIC II and the Class A2-A, Class A2-B and Class A2-C Certificates will be made to such Classes pro rata based on their Certificate Balances (but only from the Pool 2 Mortgage Loans) rather than sequentially under Section 3.01(c)(ii)(3).

          (vii) Notwithstanding paragraphs (b)(ii) and (c)(iv) above, on each Distribution Date prior to the Credit Support Depletion Date, but after the reduction of any of the Certificate Balances of the Class AII-1, Class AII-4, Class AII-5, Class A1, Class A2 or Class A-3 Certificates to zero, the remaining Class or Classes of Senior Certificates in REMIC II and REMIC III will be entitled to receive as principal payments, pro rata based upon their Certificate Balances immediately prior to such Distribution Date, in addition to any Senior Principal Distribution Amount related to the applicable Pool, 100% of the Principal Prepayment Amount on any Mortgage Loan in any other Pool as to which the related Senior Certificates have been repaid; provided, however, that if (A) the Subordinate Percentage on such Distribution Date equals or exceeds 200% of the Subordinate Percentage on the Closing Date and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last three months, as a percentage of the Subordinate Percentage does not exceed 50%, then the additional allocation of Principal Prepayment Amounts to the Senior Certificates in accordance with this Section 3.01(c)(vii) will not be made.

       (d) All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Balance (or, in the case of the Class X Certificates, the Notional Amount) of each such Certificate. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000 (or, with respect to Class B4, Class B5 and Class B6, at least $500,000, and, with respect to the Class X Certificates, an initial Notional Amount of $5,000,000). The Trustee may charge the Holder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate
Registrar set forth in the notice of such final distribution.

        (e) Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made, shall be paid to the Class R3 Certificates and all amounts remaining in REMIC II after payment in full of all of the REMIC II Regular Interests will be paid to the Class R2 Interests and all amounts remaining in REMIC I after payment in full of all Interests and any administrative expenses associated with the Trust, will be distributed to the Holders of the Class R1 Interests.

Section 3.02  Allocation of Realized Losses and Shortfalls.

        (a)  Realized Losses.

             (i) Realized Losses shall be applied prior to making any distributions have been made on each Distribution Date in the following order:

                (1) Pro rata within each Pool, so as to keep the Certificate Balances of each REMIC I Regular Interest beginning with the designation "MA" equal to 0.01% of the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Pool, and to each REMIC I Regular Interest beginning with the designation "MB", so that the Certificate Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Pool over (y) the Certificate Balance of the Senior Certificates in REMIC III of the related Pool (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC I Regular Interests such that the Subordinate Balance Ratio is maintained);

                (2) the remaining Realized Losses in Pool 1 shall be allocated first to the Class BI-1 Interest until the Certificate Balance thereof has been reduced to zero, thereafter pro rata to the Class BI-2 and Class BI-3 Interests until the Certificate Balances thereof have been reduced to zero, and thereafter pro rata to the Class A Interests;

                (3) the remaining Realized Losses in Pool 2 shall be allocated first to the Class BI-2 Interest until the Certificate Balance thereof has been reduced to zero, thereafter pro rata to the Class BI-1 and Class BI-3 Interests until the Certificate Balances thereof have been reduced to zero, and thereafter pro rata to the Class A Interests;

                (4) the remaining Realized Losses in Pool 3 shall be allocated first to the Class BI-3 Interest until the Certificate Balance thereof has been reduced to zero, thereafter pro rata to the Class BI-1 and Class BI-2 Interests until the Certificate Balances thereof have been reduced to zero, and thereafter pro rata to the Class A Interests.

          (ii) Realized Losses allocated to REMIC Interests in accordance with Sections 3.02(a)(i) shall be allocated to the Class B Interests in REMIC II in reverse sequential order, in each case until the Certificate Balance of each such Class has been reduced to zero; thereafter, any Realized Losses will be allocated to the Class A Interests pro rata in proportion to the Certificate Balances of such Class A Interests immediately prior to the distribution date.

          (iii) Realized Losses allocated to REMIC Interests in accordance with Sections 3.02(a)(i), 3.02(a)(ii) or 3.02(a)(iii) shall be allocated to the Class B Certificates in REMIC III in reverse sequential order, in each case until the Certificate Balance of each such Class has been reduced to zero; thereafter, any Realized Losses will be allocated to the Class of Class A Interests pro rata based on their outstanding Certificate Balance in each case until the Certificate Balances of such Class of Certificates have been reduced to zero.

       (b) Interest Shortfall. Notwithstanding anything in the Standard Terms to the contrary, on each Distribution Date, before any distributions are made on the Certificates, Month End Interest Shortfall and Soldiers' and
Sailors' Shortfall with respect to the Mortgage Loans in REMIC I shall be allocated to reduce the amount of interest distributable on the related
REMIC Interests pro rata among Classes in the related Pool. Any Shortfall allocated to the REMIC Interests in REMIC I in turn shall be allocated to reduce the amount of interest distributable on the Corresponding Classes of REMIC Interests in REMIC II, and any Shortfall allocated to the REMIC Interests in REMIC II in turn shall be allocated to reduce the amount of interest distributable on the Corresponding Classes of Certificates. Any Shortfall allocable to the REMIC Interests and Certificates as provided above shall be treated as a Realized Loss and allocated among such Classes of REMIC Interests and Certificates in the same manner and order of priority as provided above in Section 3.02(a).

       (c) Modification Losses. In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC
Interest. Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

                                ARTICLE IV

                               THE SECURITIES

Section 4.01  The Certificates.

         The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2002-1. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $461,557,351, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.03 or 5.05 of the Standard Terms. On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor. The table in Section 2.03(c) sets forth the Classes of Certificates and the initial Certificate Balance and Final Distribution Date for each Class of the Certificates.

Section 4.02 Denominations.

         Each of the Class A, Class B1, Class B2, Class B3 and Class X Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates. The Class A1, Class A2-A, Class A2-B, Class A2-C and Class A3 Certificates shall be issued in minimum denominations of $25,000 initial class principal balance each and multiples of $1 in excess thereof. The Class X2 and Class X3 Certificates shall be issued in minimum denominations of $5,000,000 initial class principal balance each and multiples of $1 in excess thereof. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates will be issued in minimum denominations of $250,000 initial class principal balance each and multiples of $1 in excess thereof. In addition, one Certificate of each Class (other than Class R1, Class R2 and Class R3 Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Certificate Balance (or, in the case of the Class X Certificates, the Notional Amount) of such Class. The Class R1, Class R2 and Class R3 Certificates will be issued in percentage interests of 99.99% and 0.01%. Each of the Class R1, Class R2, Class R3, Class B4, Class B5 and Class B6 Certificates shall be issued in fully-registered, certificated form.

Section 4.03 Redemption of Certificates.

         There shall be no right to redemption pursuant to Section 9.01 of the Standard Terms. Moreover, notwithstanding anything to the contrary in
Section 9.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by the Depositor upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date. Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. Any repurchase of the assets of the Trust by the Depositor pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04 Securities Laws Restrictions.

         Each of the Private Certificates is a Private Certificate subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms. Furthermore, each of the Private Certificates is a Rule 144A Certificate. The Class R1, Class R2 and Class R3 Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.

                                 ARTICLE V

                          MISCELLANEOUS PROVISIONS

Section 5.01 Request for Opinions.

        (a) The Depositor hereby requests and authorizes Skadden, Arps, Slate, Meagher & Flom LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee and the Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Rating Agency or their respective counsels.

       (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02 Schedules and Exhibits.

         Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms. Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03 Governing Law.

         This Trust Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of New York.

Section 5.04 Counterparts.

         This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05 Notices.

         The address of the rating agency required to be stated herein pursuant to Section 11.08(d) of the Standard Terms is Standard & Poor's Ratings Group, a Division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10041 and Moody's Investor Service, Inc., 99 Church Street, New York, New York 10007.

                          [Signature page follows]







         IN WITNESS WHEREOF, the Depositor and the Trustee have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the 1st day of February 2002.

                                       GS MORTGAGE SECURITIES CORP.,
                                            as Depositor


                                       By: /s/ Kevin G. Chavers
                                           -----------------------------------
                                       Name:  Kevin G. Chavers
                                       Title: Vice President


                                       JPMORGAN CHASE BANK,
                                            not in its individual capacity,
                                            but solely in its capacity as
                                            Trustee under this Trust Agreement

                                       By:  /s/ Thomas Venusti
                                            ----------------------------------
                                       Name:  Thomas Venusti
                                       Title: Trust Officer



STATE OF NEW YORK      )
                       )      ss.:
COUNTY OF NEW YORK     )


            The foregoing instrument was acknowledged before me in the County of New York, this 21st day of February 2002, by Kevin G. Chavers, Vice President for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.


                                        /s/ Onyx S. Wellington
                                       ----------------------------------------
                                             Notary Public


My Commission expires:  April 10, 2003



STATE OF NEW YORK         )
                          )     ss.:
COUNTY OF NEW YORK        )


            The foregoing instrument was acknowledged before me in the County of New York, this 21st day of February 2002, by Thomas Venusti, Trust Officer of JPMorgan Chase Bank, a New York banking corporation, on behalf of the company.


                                        /s/ Eric S. Almon
                                       ----------------------------------------
                                                Notary Public


My Commission expires:  8/20/2005






                                                                SCHEDULE I

                                                           Pool 1 Mortgage Loans

  PORTFOLIO              AMBUCX             ANUM     RATE              OBAL              PBAL       FPDATE    MDATE   PDATE  OTERM
-------------        ------------         --------   -----        ------------       ------------   ------    -----   -----  -----
BKONE JAN. 25        3/1 CMT ARMS         12099982   6.375        $ 353,000.00       $ 352,344.35   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11068392   6.25         $ 649,999.00       $ 648,683.56   1/1/02    2/1/31  2/1/02   350
BKONE JAN. 25        3/1 CMT ARMS         12271961   6.25         $ 620,000.00       $ 619,411.72   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12094124   6.125        $ 380,000.00       $ 379,259.42   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12180477   5.875        $ 311,000.00       $ 310,682.91   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12154407   6.25         $ 385,000.00       $ 384,634.69   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12125290   6.125        $ 400,000.00       $ 399,611.22   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11978665   6.5          $ 380,000.00       $ 378,963.82  12/1/01   11/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12138301   6            $ 376,000.00       $ 375,625.69   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12124665   5.875        $ 390,500.00       $ 389,701.77   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12172888   6.125        $ 444,000.00       $ 443,568.45   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         10950574   6            $ 437,000.00       $ 436,014.81   1/1/02   12/1/30  2/1/02   348
BKONE JAN. 25        3/1 CMT ARMS         10976462   6           $1,970,173.00      $1,967,555.92   2/1/02    2/1/28  2/1/02   313
BKONE JAN. 25        3/1 CMT ARMS         12012662   6.375        $ 316,800.00       $ 315,915.05  12/1/01   11/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11908290   5.875        $ 440,000.00       $ 439,100.60   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12055737   5.875        $ 484,000.00       $ 483,010.65   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12137550   6.125        $ 760,000.00       $ 759,261.32   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11978723   6.125        $ 533,600.00       $ 532,036.17  12/1/01   11/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12113130   5.875        $ 552,000.00       $ 550,859.35   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12127551   5.875        $ 380,000.00       $ 379,223.24   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12143574   6            $ 438,000.00       $ 437,563.96   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12084158   6.25         $ 419,000.00       $ 418,514.52   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12202693   6.375        $ 675,000.00       $ 675,000.00   3/1/02    2/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11913423   6.125        $ 469,000.00       $ 468,085.98   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS          8907222   6.375        $ 283,369.00       $ 282,756.84   1/1/02   12/1/29  2/1/02   336
BKONE JAN. 25        3/1 CMT ARMS         12085361   5.75         $ 367,000.00       $ 365,844.95  12/1/01   11/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11896974   6.75         $ 400,000.00       $ 395,402.40   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11907193   6.25         $ 560,000.00       $ 559,468.65   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12126595   6            $ 649,900.00       $ 648,499.29   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         10681567   6            $ 639,638.00       $ 638,936.74   2/1/02    9/1/30  2/1/02   344
BKONE JAN. 25        3/1 CMT ARMS         11866357   6.125        $ 350,000.00       $ 348,970.53  12/1/01   11/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         10740470   6.5          $ 319,802.00       $ 318,855.01  12/1/01   10/1/30  2/1/02   347
BKONE JAN. 25        3/1 CMT ARMS         12057337   5.875        $ 350,000.00       $ 349,284.55   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         10032415   6.625        $ 999,999.00       $ 994,039.39   1/1/02    9/1/30  2/1/02   345
BKONE JAN. 25        3/1 CMT ARMS         11866308   6.125        $ 380,000.00       $ 379,259.42   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         10589398   6.5          $ 993,568.00       $ 991,586.79   1/1/02    9/1/30  2/1/02   345
BKONE JAN. 25        3/1 CMT ARMS         12249702   6.25         $ 440,000.00       $ 439,582.51   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12223855   6            $ 795,000.00       $ 794,208.57   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         10713089   6.25         $ 699,929.00       $ 699,209.31   2/1/02   12/1/30  2/1/02   347
BKONE JAN. 25        3/1 CMT ARMS         10972149   6.125        $ 431,682.00       $ 431,230.58   2/1/02    1/1/31  2/1/02   348
BKONE JAN. 25        3/1 CMT ARMS         10218238   6.125        $ 399,039.00       $ 398,197.14   1/1/02   11/1/30  2/1/02   347
BKONE JAN. 25        3/1 CMT ARMS         12121265   6            $ 448,000.00       $ 447,554.01   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12122933   5.875        $ 365,600.00       $ 365,227.25   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12082657   6.25         $ 405,650.00       $ 405,265.10   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12082533   6.125        $ 302,000.00       $ 301,411.44   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12058160   5.875        $ 423,000.00       $ 422,135.35   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11877750   6            $ 581,500.00       $ 580,339.33   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11312873   6.125        $ 524,000.00       $ 522,978.80   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12059374   6.25         $ 349,000.00       $ 348,335.97   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12131702   6            $ 363,000.00       $ 362,275.45   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12053674   5.75         $ 327,500.00       $ 326,602.26   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11979630   6.25         $ 350,000.00       $ 349,667.90   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12137311   6.25       $ 1,300,000.00     $ 1,298,766.50   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12081121   6.125        $ 396,000.00       $ 394,839.43  12/1/01   11/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12186854   6            $ 525,000.00       $ 524,325.00   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12186821   6            $ 297,000.00       $ 296,704.33   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12075859   5.875        $ 405,000.00       $ 404,172.14   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12136131   6.125        $ 642,600.00       $ 641,340.04   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12169777   6.25         $ 520,000.00       $ 519,010.63   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12022919   6.875        $ 337,500.00       $ 336,931.28   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11943701   6.5          $ 360,000.00       $ 359,674.55   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12107066   5.875        $ 407,000.00       $ 406,168.05   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11770344   6.375        $ 342,500.00       $ 342,081.36   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12093159   6.375        $ 475,000.00       $ 474,081.15   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12189437   5.875        $ 518,150.00       $ 517,595.69   2/1/02    1/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12273702   6.5          $ 455,000.00       $ 455,000.00   3/1/02    2/1/32  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         12174611   6.25         $ 564,000.00       $ 562,926.91   1/1/02   12/1/31  2/1/02   360
BKONE JAN. 25        3/1 CMT ARMS         11968773   6            $ 532,000.00       $ 530,938.13   1/1/02   12/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         11938735   6.5          $ 620,000.00       $ 617,739.74  11/1/01   10/1/31  1/1/02   360
BKONE NOV20          3/1 CMT ARMS         11955077   6.75         $ 311,500.00       $ 310,690.86  12/1/01   11/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         11839248   6.875        $ 387,900.00       $ 386,585.21  11/1/01   10/1/31  1/1/02   360
BKONE NOV20          3/1 CMT ARMS         12019543   6.5          $ 559,600.00       $ 558,074.09  12/1/01   11/1/31  1/1/02   360
BKONE NOV20          3/1 CMT ARMS         11739687   6.625        $ 649,999.00       $ 647,099.76  10/1/01    9/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         12039186   6.375        $ 349,000.00       $ 347,662.47  12/1/01   11/1/31  1/1/02   360
BKONE NOV20          3/1 CMT ARMS         10564599   6.625        $ 535,950.00       $ 533,876.75  11/1/01    9/1/30  1/1/02   347
BKONE NOV20          3/1 CMT ARMS         11979804   6.375        $ 468,000.00       $ 466,692.67  12/1/01   11/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         11939592   6.875        $ 618,750.00       $ 616,652.75  11/1/01   10/1/31  1/1/02   360
BKONE NOV20          3/1 CMT ARMS         11923018   6.75         $ 573,000.00       $ 571,511.63  12/1/01   11/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         10867430   7.25         $ 353,000.00       $ 351,518.10  10/1/01   12/1/30  2/1/02   351
BKONE NOV20          3/1 CMT ARMS         12039541   6.375        $ 320,000.00       $ 319,106.10  12/1/01   11/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         11977170   6.5          $ 350,910.00       $ 349,953.15  12/1/01   11/1/31  1/1/02   360
BKONE NOV20          3/1 CMT ARMS          8498107   5.875        $ 488,000.00       $ 486,500.05  12/1/01   11/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         10986834   6.25         $ 460,155.00       $ 457,357.30  11/1/01    4/1/28  2/1/02   318
BKONE NOV20          3/1 CMT ARMS         11940236   6.75         $ 594,200.00       $ 591,941.42  11/1/01   10/1/31  3/1/02   360
BKONE NOV20          3/1 CMT ARMS         11788049   7.125        $ 645,000.00       $ 642,390.18  10/1/01    9/1/31  1/1/02   360
BKONE NOV20          3/1 CMT ARMS         10385029   6.875        $ 700,369.00       $ 697,748.31  11/1/01    7/1/30  2/1/02   345
BKONE NOV20          3/1 CMT ARMS         11896602   5.625        $ 475,000.00       $ 473,453.72  12/1/01   11/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         11973310   6.375        $ 632,000.00       $ 630,234.57  12/1/01   11/1/31  1/1/02   360
BKONE NOV20          3/1 CMT ARMS         11809928   6.375        $ 350,000.00       $ 348,361.81  10/1/01    9/1/31  1/1/02   360
BKONE NOV20          3/1 CMT ARMS         11754637   7.25         $ 499,300.00       $ 496,733.93   9/1/01    8/1/31  1/1/02   360
BKONE NOV20          3/1 CMT ARMS         12038865   6.25         $ 500,000.00       $ 498,569.31  12/1/01   11/1/31  1/1/02   360
BKONE NOV20          3/1 CMT ARMS         11758349   6.875        $ 548,000.00       $ 545,671.54  10/1/01    9/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         11695210   6.625        $ 585,000.00       $ 581,326.67   8/1/01    7/1/31  1/1/02   360
BKONE NOV20          3/1 CMT ARMS         12045605   6.375        $ 608,000.00       $ 606,301.62  12/1/01   11/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         11956752   6.125        $ 420,000.00       $ 418,752.90  12/1/01   11/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         11695434   6.875        $ 435,000.00       $ 433,525.54  11/1/01   10/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS          8918344   6.625        $ 354,314.00       $ 352,860.94  11/1/01   12/1/29  2/1/02   338
BKONE NOV20          3/1 CMT ARMS         11687423   6.625        $ 500,000.00       $ 498,220.76  11/1/01   10/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         11830007   6.625        $ 302,000.00       $ 300,925.34  11/1/01   10/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         11979937   6.5          $ 806,000.00       $ 803,061.69  11/1/01   10/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         11850500   6.625        $ 408,000.00       $ 406,548.14  11/1/01   10/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         12028296   6            $ 500,000.00       $ 498,377.79  12/1/01   11/1/31  2/1/02   360
BKONE NOV20          3/1 CMT ARMS         11973245   6.75         $ 330,000.00       $ 329,142.80  12/1/01   11/1/31  1/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          4482510   6.875        $ 488,000.00       $ 468,428.82   9/1/98    8/1/28  2/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          6257398   7.5          $ 945,000.00       $ 933,237.08  11/1/00   10/1/30  1/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          6227646   7.75         $ 639,900.00       $ 626,087.14  11/1/99   10/1/29  1/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          6255151   7.25         $ 280,800.00       $ 276,757.69  10/1/00    9/1/30  1/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          6216393   8.375        $ 750,000.00       $ 736,760.58   1/1/00   12/1/29  2/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          6234247   8.25         $ 796,000.00       $ 782,205.01   2/1/00    1/1/30  1/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          6206119   6            $ 502,450.00       $ 487,187.26   2/1/00    1/1/30  2/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          6230134   8.375        $ 990,000.00       $ 981,656.83   2/1/01    1/1/31  1/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          6269203   7.5          $ 450,000.00       $ 446,564.78   5/1/01    4/1/31  2/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          6225714   7.875        $ 477,000.00       $ 466,945.61  11/1/99   10/1/29  1/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          4284365   7            $ 260,000.00       $ 249,618.12   8/1/98    7/1/28  2/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          6278143   6.875        $ 382,400.00       $ 379,777.73   7/1/01    6/1/31  1/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          6240490   8.625        $ 152,900.00       $ 150,756.53   5/1/00    4/1/30  1/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          6200916   6.625        $ 450,000.00       $ 434,003.19   5/1/99    4/1/29  1/1/02   360
KEYBANK OTHER        3/1 CMT ARMS          1664630   6.875        $ 280,000.00       $ 267,963.30   6/1/98    5/1/28  1/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6235288252   5.875        $ 557,000.00       $ 555,287.97  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6469682899   7.25         $ 846,400.00       $ 842,377.98   9/1/01    8/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6701056126   5.625        $ 496,000.00       $ 494,401.75  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6884570653   5.875        $ 405,000.00       $ 403,755.17  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6158460185   6            $ 998,000.00       $ 996,007.99   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6584091281   6.375        $ 480,000.00       $ 479,108.48   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6249250223   6            $ 354,000.00       $ 353,293.42   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS       29785193   6.875        $ 635,550.00       $ 633,938.99  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6853283635   6            $ 426,750.00       $ 425,898.20   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6862844252   6.125        $ 455,000.00       $ 453,666.52  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6452584920   5.875        $ 327,500.00       $ 326,493.38  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6970184161   5.375        $ 398,908.00       $ 398,012.01   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6880736829   5.875        $ 470,000.00       $ 467,892.84  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6692854919   5.5          $ 420,000.00       $ 419,078.45   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6899118597   5.875        $ 500,000.00       $ 498,977.96   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6094161988   5.75         $ 318,000.00       $ 317,334.37   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6310225450   7.375        $ 464,000.00       $ 460,600.54   7/1/01    6/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6532381370   6.125        $ 970,000.00       $ 967,157.17  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6303084476   6.5          $ 500,000.00       $ 498,636.62  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6543598111   6.125        $ 345,600.00       $ 344,926.47   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6266640546   5.75         $ 327,600.00       $ 326,914.28   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6897613433   5.875        $ 462,000.00       $ 461,055.62   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS       99142713   6.625        $ 318,400.00       $ 316,979.80  10/1/01    9/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6380278744   5.625        $ 599,500.00       $ 598,215.17   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6106156638   5.875        $ 357,200.00       $ 356,469.84   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6969004073   5.875        $ 528,000.00       $ 524,321.04   1/1/02   12/1/16  2/1/02   180
BOA LIBOR ARMS       3/1 LIBOR ARMS     6059351715   6            $ 615,000.00       $ 613,772.46   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS       29659141   6.875        $ 583,150.00       $ 581,173.42  11/1/01   10/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6346137349   6            $ 500,000.00       $ 498,499.24  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6406608874   5.75         $ 474,710.00       $ 473,716.37   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6597448510   5.75         $ 352,000.00       $ 351,263.22   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6457843636   5.875        $ 372,000.00       $ 371,239.58   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6781583585   5.875        $ 511,000.00       $ 509,429.37  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6040734284   6.125        $ 537,000.00       $ 531,539.83   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6457362371   6.125        $ 350,000.00       $ 348,974.23  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6716887671   6            $ 405,000.00       $ 403,784.40  12/1/01   11/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6595197572   6.125        $ 572,000.00       $ 570,885.25   1/1/02   12/1/31  2/1/02   360
BOA LIBOR ARMS       3/1 LIBOR ARMS     6087632698   5.875        $ 303,325.00       $ 302,392.66  12/1/01   11/1/31  2/1/02   360
                                                                                   $77,416,901.23
  PORTFOLIO                 APPR       MARGIN    FRCDT   FACAP     NRCDT  ACAP   LCAP    MAXRATE     MINRATE STATE     FICO   SFEE
-------------         --------------   ------    ------  -----     -----  -----  ----    ------      ------- ------    ----   -----
BKONE JAN. 25           $ 450,000.00   2.75      1/1/05    2       1/1/05   2      6       12.375       2.75   AZ       794   0.38
BKONE JAN. 25         $ 1,100,000.00   2.75      1/1/05    2       1/1/05   2      6        12.25       2.75   CA       710   0.38
BKONE JAN. 25           $ 775,000.00   2.75      2/1/05    2       2/1/05   2      6        12.25       2.75   CA       703   0.38
BKONE JAN. 25           $ 475,000.00   2.75      1/1/05    2       1/1/05   2      6       12.125       2.75   CA       679   0.38
BKONE JAN. 25           $ 510,000.00   2.75      2/1/05    2       2/1/05   2      6       11.875       2.75   CA       779   0.38
BKONE JAN. 25           $ 615,000.00   2.75      2/1/05    2       2/1/05   2      6        12.25       2.75   CA       753   0.38
BKONE JAN. 25           $ 505,000.00   2.75      2/1/05    2       2/1/05   2      6       12.125       2.75   CA       778   0.38
BKONE JAN. 25           $ 653,000.00   2.75     12/1/04    2      12/1/04   2      6         12.5       2.75   CA       773   0.38
BKONE JAN. 25           $ 470,000.00   2.75      2/1/05    2       2/1/05   2      6           12       2.75   CA       639   0.38
BKONE JAN. 25           $ 495,000.00   2.75      1/1/05    2       1/1/05   2      6       11.875       2.75   CA       761   0.38
BKONE JAN. 25           $ 698,645.00   2.75      2/1/05    2       2/1/05   2      6       12.125       2.75   CA       775   0.38
BKONE JAN. 25         $ 1,084,000.00   2.75      1/1/05    2       1/1/05   2      6           12       2.75   CO       717   0.38
BKONE JAN. 25         $ 2,900,000.00   2.75      2/1/05    2       2/1/05   2      6           12       2.75   FL       734   0.38
BKONE JAN. 25           $ 396,000.00   2.75     12/1/04    2      12/1/04   2      6       12.375       2.75   IL       724   0.38
BKONE JAN. 25           $ 850,000.00   2.75      1/1/05    2       1/1/05   2      6       11.875       2.75   IL       644   0.38
BKONE JAN. 25           $ 650,000.00   2.75      1/1/05    2       1/1/05   2      6       11.875       2.75   IL       709   0.38
BKONE JAN. 25         $ 1,400,000.00   2.75      2/1/05    2       2/1/05   2      6       12.125       2.75   IL       769   0.38
BKONE JAN. 25           $ 667,000.00   2.75     12/1/04    2      12/1/04   2      6       12.125       2.75   IL       725   0.38
BKONE JAN. 25           $ 700,000.00   2.75      1/1/05    2       1/1/05   2      6       11.875       2.75   IL       658   0.38
BKONE JAN. 25           $ 800,000.00   2.75      1/1/05    2       1/1/05   2      6       11.875       2.75   IL       772   0.38
BKONE JAN. 25           $ 490,000.00   2.75      2/1/05    2       2/1/05   2      6           12       2.75   IL       697   0.38
BKONE JAN. 25           $ 660,000.00   2.75      2/1/05    2       2/1/05   2      6        12.25       2.75   IL       631   0.38
BKONE JAN. 25           $ 900,000.00   2.75      3/1/05    2       3/1/05   2      6       12.375       2.75   IL       691   0.38
BKONE JAN. 25           $ 800,000.00   2.75      1/1/05    2       1/1/05   2      6       12.125       2.75   IN       657   0.38
BKONE JAN. 25           $ 309,000.00   2.75      1/1/05    2       1/1/05   2      6       12.375       2.75   LA       635   0.38
BKONE JAN. 25           $ 465,000.00   2.75     12/1/04    2      12/1/04   2      6        11.75       2.75   MA       786   0.38
BKONE JAN. 25           $ 500,000.00   2.75      1/1/05    2       1/1/05   2      6        12.75       2.75   MI       676   0.38
BKONE JAN. 25           $ 700,000.00   2.75      2/1/05    2       2/1/05   2      6        12.25       2.75   MI       680   0.38
BKONE JAN. 25           $ 850,000.00   2.75      1/1/05    2       1/1/05   2      6           12       2.75   MI       708   0.38
BKONE JAN. 25           $ 800,000.00   2.75      2/1/05    2       2/1/05   2      6           12       2.75   NV       725   0.38
BKONE JAN. 25           $ 555,000.00   2.75     12/1/04    2      12/1/04   2      6       12.125       2.75   CO       629   0.38
BKONE JAN. 25           $ 450,000.00   2.75     12/1/04    2      12/1/04   2      6         12.5       2.75   UT       741   0.38
BKONE JAN. 25           $ 600,000.00   2.75      1/1/05    2       1/1/05   2      6       11.875       2.75   CO       671   0.38
BKONE JAN. 25         $ 1,600,000.00   2.75      1/1/05    2       1/1/05   2      6       12.625       2.75   CO       738   0.38
BKONE JAN. 25           $ 475,000.00   2.75      1/1/05    2       1/1/05   2      6       12.125       2.75   CO       655   0.38
BKONE JAN. 25         $ 1,450,000.00   2.75      1/1/05    2       1/1/05   2      6         12.5       2.75   UT       684   0.38
BKONE JAN. 25           $ 564,700.00   2.75      2/1/05    2       2/1/05   2      6        12.25       2.75   WI       789   0.38
BKONE JAN. 25         $ 1,080,000.00   2.75      2/1/05    2       2/1/05   2      6           12       2.75   CO       749   0.38
BKONE JAN. 25         $ 1,100,000.00   2.75      2/1/05    2       2/1/05   2      6        12.25       2.75   UT       652   0.38
BKONE JAN. 25           $ 565,000.00   2.75      2/1/05    2       2/1/05   2      6       12.125       2.75   UT       682   0.38
BKONE JAN. 25           $ 470,000.00   2.75      1/1/05    2       1/1/05   2      6       12.125       2.75   WI       676   0.38
BKONE JAN. 25           $ 625,000.00   2.75      2/1/05    2       2/1/05   2      6           12       2.75   CT       746   0.38
BKONE JAN. 25           $ 457,000.00   2.75      2/1/05    2       2/1/05   2      6       11.875       2.75   MD       641   0.38
BKONE JAN. 25           $ 475,000.00   2.75      2/1/05    2       2/1/05   2      6        12.25       2.75   OH       649   0.38
BKONE JAN. 25           $ 405,000.00   2.75      1/1/05    2       1/1/05   2      6       12.125       2.75   OH       759   0.38
BKONE JAN. 25           $ 550,000.00   2.75      1/1/05    2       1/1/05   2      6       11.875       2.75   OH       624   0.38
BKONE JAN. 25         $ 1,150,000.00   2.75      1/1/05    2       1/1/05   2      6           12       2.75   OH       685   0.38
BKONE JAN. 25           $ 850,000.00   2.75      1/1/05    2       1/1/05   2      6       12.125       2.75   MI       733   0.38
BKONE JAN. 25           $ 577,000.00   2.75      1/1/05    2       1/1/05   2      6        12.25       2.75   MI       711   0.38
BKONE JAN. 25           $ 460,000.00   2.75      1/1/05    2       1/1/05   2      6           12       2.75   MI       708   0.38
BKONE JAN. 25           $ 512,000.00   2.75      1/1/05    2       1/1/05   2      6        11.75       2.75   MI       666   0.38
BKONE JAN. 25           $ 950,000.00   2.75      2/1/05    2       2/1/05   2      6        12.25       2.75   MI       790   0.38
BKONE JAN. 25         $ 4,300,000.00   2.75      2/1/05    2       2/1/05   2      6        12.25       2.75   MI       752   0.38
BKONE JAN. 25           $ 730,000.00   2.75     12/1/04    2      12/1/04   2      6       12.125       2.75   MI       660   0.38
BKONE JAN. 25           $ 700,000.00   2.75      2/1/05    2       2/1/05   2      6           12       2.75   MI       747   0.38
BKONE JAN. 25           $ 540,000.00   2.75      2/1/05    2       2/1/05   2      6           12       2.75   MI       736   0.38
BKONE JAN. 25           $ 619,000.00   2.75      1/1/05    2       1/1/05   2      6       11.875       2.75   MI       762   0.38
BKONE JAN. 25           $ 857,000.00   2.75      1/1/05    2       1/1/05   2      6       12.125       2.75   IL       753   0.38
BKONE JAN. 25           $ 650,000.00   2.75      1/1/05    2       1/1/05   2      6        12.25       2.75   IL       798   0.38
BKONE JAN. 25           $ 375,000.00   2.75      1/1/05    2       1/1/05   2      6       12.875       2.75   IL       709   0.38
BKONE JAN. 25           $ 453,000.00   2.75      2/1/05    2       2/1/05   2      6         12.5       2.75   IL       682   0.38
BKONE JAN. 25           $ 600,000.00   2.75      1/1/05    2       1/1/05   2      6       11.875       2.75   IL       693   0.38
BKONE JAN. 25           $ 485,000.00   2.75      2/1/05    2       2/1/05   2      6       12.375       2.75   IL       647   0.38
BKONE JAN. 25           $ 740,000.00   2.75      1/1/05    2       1/1/05   2      6       12.375       2.75   AZ       687   0.38
BKONE JAN. 25           $ 650,000.00   2.75      2/1/05    2       2/1/05   2      6       11.875       2.75   AZ       722   0.38
BKONE JAN. 25           $ 801,000.00   2.75      3/1/05    2       3/1/05   2      6         12.5       2.75   AZ       704   0.38
BKONE JAN. 25           $ 705,000.00   2.75      1/1/05    2       1/1/05   2      6        12.25       2.75   AZ       786   0.38
BKONE JAN. 25           $ 665,000.00   2.75      1/1/05    2       1/1/05   2      6           12       2.75   AZ       739   0.38
BKONE NOV20             $ 780,000.00   2.75     10/1/04    2      10/1/04   2      6         12.5       2.75   AZ       769   0.38
BKONE NOV20             $ 415,000.00   2.75     11/1/04    2      11/1/04   2      6        12.75       2.75   AZ       716   0.38
BKONE NOV20             $ 431,000.00   2.75     10/1/04    2      10/1/04   2      6       12.875       2.75   CA       706   0.38
BKONE NOV20             $ 699,500.00   2.75     11/1/04    2      11/1/04   2      6         12.5       2.75   CA       740   0.38
BKONE NOV20           $ 1,400,000.00   2.75      9/1/04    2       9/1/04   2      6       12.625       2.75   CA       786   0.38
BKONE NOV20             $ 390,000.00   2.75     11/1/04    2      11/1/04   2      6       12.375       2.75   CA       720   0.38
BKONE NOV20             $ 710,000.00   2.75     10/1/04    2      10/1/04   2      6       12.625       2.75   CA       638   0.38
BKONE NOV20             $ 810,000.00   2.75     11/1/04    2      11/1/04   2      6       12.375       2.75   CA       663   0.38
BKONE NOV20             $ 825,000.00   2.75     10/1/04    2      10/1/04   2      6       12.875       2.75   CA       786   0.38
BKONE NOV20             $ 800,000.00   2.75     11/1/04    2      11/1/04   2      6        12.75       2.75   CA       745   0.38
BKONE NOV20             $ 487,000.00   2.75      9/1/04    2       9/1/04   2      6        13.25       2.75   CA       774   0.38
BKONE NOV20             $ 400,000.00   2.75     11/1/04    2      11/1/04   2      6       12.375       2.75   CA       658   0.38
BKONE NOV20             $ 410,000.00   2.75     11/1/04    2      11/1/04   2      6         12.5       2.75   FL       710   0.38
BKONE NOV20             $ 610,000.00   2.75     11/1/04    2      11/1/04   2      6       11.875       2.75   LA       768   0.38
BKONE NOV20             $ 618,000.00   2.75     10/1/04    2      10/1/04   2      6        12.25       2.75   MI       753   0.38
BKONE NOV20           $ 3,200,000.00   2.75     10/1/04    2      10/1/04   2      6        12.75       2.75   MI       727   0.38
BKONE NOV20           $ 1,100,000.00   2.75      9/1/04    2       9/1/04   2      6       13.125       2.75   MI       709   0.38
BKONE NOV20           $ 1,135,000.00   2.75     10/1/04    2      10/1/04   2      6       12.875       2.75   UT       706   0.38
BKONE NOV20             $ 790,000.00   2.75     11/1/04    2      11/1/04   2      6       11.625       2.75   KY       757   0.38
BKONE NOV20             $ 940,000.00   2.75     11/1/04    2      11/1/04   2      6       12.375       2.75   MI       708   0.38
BKONE NOV20           $ 2,150,000.00   2.75      9/1/04    2       9/1/04   2      6       12.375       2.75   SC       609   0.38
BKONE NOV20             $ 587,500.00   2.75      8/1/04    2       8/1/04   2      6        13.25       2.75   UT       775   0.38
BKONE NOV20             $ 740,000.00   2.75     11/1/04    2      11/1/04   2      6        12.25       2.75   VA       695   0.38
BKONE NOV20             $ 685,000.00   2.75      9/1/04    2       9/1/04   2      6       12.875       2.75   VA       709   0.38
BKONE NOV20             $ 837,000.00   2.75      7/1/04    2       7/1/04   2      6       12.625       2.75   WI       652   0.38
BKONE NOV20             $ 760,000.00   2.75     11/1/04    2      11/1/04   2      6       12.375       2.75   MD       701   0.38
BKONE NOV20             $ 525,000.00   2.75     11/1/04    2      11/1/04   2      6       12.125       2.75   MI       685   0.38
BKONE NOV20             $ 560,000.00   2.75     10/1/04    2      10/1/04   2      6       12.875       2.75   MI       655   0.38
BKONE NOV20             $ 570,000.00   2.75     10/1/04    2      10/1/04   2      6       12.625       2.75   MI       764   0.38
BKONE NOV20             $ 625,000.00   2.75     10/1/04    2      10/1/04   2      6       12.625       2.75   MI       670   0.38
BKONE NOV20             $ 370,000.00   2.75     10/1/04    2      10/1/04   2      6       12.625       2.75   IL       652   0.38
BKONE NOV20           $ 1,200,000.00   2.75     10/1/04    2      10/1/04   2      6         12.5       2.75   AZ       681   0.38
BKONE NOV20             $ 515,000.00   2.75     10/1/04    2      10/1/04   2      6       12.625       2.75   AZ       635   0.38
BKONE NOV20           $ 1,475,000.00   2.75     11/1/04    2      11/1/04   2      6           12       2.75   AZ       662   0.38
BKONE NOV20             $ 370,000.00   2.75     11/1/04    2      11/1/04   2      6        12.75       2.75   AZ       626   0.38
KEYBANK OTHER           $ 610,000.00   2.75      8/1/03    2       8/1/03   2      5       11.875       2.75   CA       703   0.38
KEYBANK OTHER         $ 1,115,000.00   2.75     10/1/03    2      10/1/03   2      6         13.5       2.75   FL       698   0.38
KEYBANK OTHER           $ 760,000.00   2.75     10/1/04    5      10/1/04   2      5        12.75       2.75   NH       737   0.38
KEYBANK OTHER           $ 312,000.00   2.75      9/1/03    2       9/1/03   2      6        13.25       2.75   NY       661   0.38
KEYBANK OTHER           $ 750,000.00   2.75     12/1/04    5      12/1/04   2      5       13.375       2.75   ME       755   0.38
KEYBANK OTHER         $ 1,040,000.00   2.75      1/1/05    5       1/1/05   2      5        13.25       2.75   UT       709   0.38
KEYBANK OTHER         $ 1,100,000.00   2.75      1/1/05    2       1/1/05   2      5           11       2.75   MI       696   0.38
KEYBANK OTHER         $ 1,100,000.00   2.75     11/1/04    5      11/1/04   2      5       13.375       2.75   OH       628   0.38
KEYBANK OTHER           $ 475,000.00   2.75      4/1/04    2       4/1/04   2      6         13.5       2.75   VA       669   0.38
KEYBANK OTHER           $ 540,000.00   2.75     10/1/04    5      10/1/04   2      5       12.875       2.75   PA       639   0.38
KEYBANK OTHER           $ 360,000.00   2.75      7/1/03    5       7/1/03   2      5           12       2.75   FL       730   0.38
KEYBANK OTHER           $ 427,500.00   2.75      6/1/04    2       6/1/04   2      6       12.875       2.75   OH       717   0.38
KEYBANK OTHER           $ 170,000.00   2.75      4/1/05    5       4/1/05   2      5       13.625       2.75   OH       589   0.38
KEYBANK OTHER         $ 1,800,000.00   2.75      4/1/04    5       4/1/04   2      5       11.625       2.75   CO       576   0.38
KEYBANK OTHER           $ 402,500.00   2.75      5/1/03    5       5/1/03   2      5       11.875       2.75   UT       592   0.38
BOA LIBOR ARMS          $ 765,000.00   2.25     11/1/04    2      11/1/04   2      6       11.875       2.25   CA       730   0.38
BOA LIBOR ARMS        $ 1,058,000.00   2.25      8/1/04    2       8/1/04   2      6        13.25       2.25   CA       668   0.38
BOA LIBOR ARMS          $ 620,000.00   2.25     11/1/04    2      11/1/04   2      6       11.625       2.25   CA       772   0.38
BOA LIBOR ARMS          $ 715,000.00   2.25     11/1/04    2      11/1/04   2      6       11.875       2.25   CA       808   0.38
BOA LIBOR ARMS        $ 1,350,000.00   2.25     12/1/04    2      12/1/04   2      6           12       2.25   CA       746   0.38
BOA LIBOR ARMS          $ 603,000.00   2.25     12/1/04    2      12/1/04   2      6       12.375       2.25   CA       691   0.38
BOA LIBOR ARMS          $ 450,000.00   2.25     12/1/04    2      12/1/04   2      6           12       2.25   CA       689   0.38
BOA LIBOR ARMS          $ 853,500.00   2.25     11/1/04    2      11/1/04   2      6       12.875       2.25   CA       711   0.38
BOA LIBOR ARMS          $ 569,000.00   2.25     12/1/04    2      12/1/04   2      6           12       2.25   CA       655   0.38
BOA LIBOR ARMS          $ 630,000.00   2.25     11/1/04    2      11/1/04   2      6       12.125       2.25   CA       634   0.38
BOA LIBOR ARMS          $ 547,500.00   2.25     11/1/04    2      11/1/04   2      6       11.875       2.25   CA       820   0.38
BOA LIBOR ARMS          $ 750,000.00   2.25     12/1/04    2      12/1/04   2      6       11.375       2.25   CA       780   0.38
BOA LIBOR ARMS          $ 690,000.00   2.25     11/1/04    2      11/1/04   2      6       11.875       2.25   CA       708   0.38
BOA LIBOR ARMS          $ 525,000.00   2.25     12/1/04    2      12/1/04   2      6         11.5       2.25   CA       797   0.38
BOA LIBOR ARMS          $ 720,000.00   2.25     12/1/04    2      12/1/04   2      6       11.875       2.25   CA       707   0.38
BOA LIBOR ARMS          $ 425,000.00   2.25     12/1/04    2      12/1/04   2      6        11.75       2.25   CA       788   0.38
BOA LIBOR ARMS          $ 583,000.00   2.25      6/1/04    2       6/1/04   2      6       13.375       2.25   CA       692   0.38
BOA LIBOR ARMS        $ 1,400,000.00   2.25     11/1/04    2      11/1/04   2      6       12.125       2.25   CA       662   0.38
BOA LIBOR ARMS        $ 1,950,000.00   2.25     11/1/04    2      11/1/04   2      6         12.5       2.25   CA       720   0.38
BOA LIBOR ARMS          $ 432,000.00   2.25     12/1/04    2      12/1/04   2      6       12.125       2.25   CA       786   0.38
BOA LIBOR ARMS          $ 468,000.00   2.25     12/1/04    2      12/1/04   2      6        11.75       2.25   CA       792   0.38
BOA LIBOR ARMS          $ 580,000.00   2.25     12/1/04    2      12/1/04   2      6       11.875       2.25   CA       692   0.38
BOA LIBOR ARMS          $ 398,000.00   2.25      9/1/04    2       9/1/04   2      6       12.625       2.25   CO       697   0.38
BOA LIBOR ARMS        $ 1,100,000.00   2.25     12/1/04    2      12/1/04   2      6       11.625       2.25   DC       785   0.38
BOA LIBOR ARMS          $ 525,000.00   2.25     12/1/04    2      12/1/04   2      6       11.875       2.25   VA       713   0.38
BOA LIBOR ARMS          $ 675,000.00   2.25     12/1/04    2      12/1/04   2      6       11.875       2.25   FL       804   0.38
BOA LIBOR ARMS        $ 1,450,000.00   2.25     12/1/04    2      12/1/04   2      6           12       2.25   GA       698   0.38
BOA LIBOR ARMS          $ 975,000.00   2.25     10/1/04    2      10/1/04   2      6       12.875       2.25   CO       705   0.38
BOA LIBOR ARMS        $ 1,050,000.00   2.25     11/1/04    2      11/1/04   2      6           12       2.25   NC       802   0.38
BOA LIBOR ARMS          $ 650,000.00   2.25     12/1/04    2      12/1/04   2      6        11.75       2.25   GA       764   0.38
BOA LIBOR ARMS          $ 450,000.00   2.25     12/1/04    2      12/1/04   2      6        11.75       2.25   FL       723   0.38
BOA LIBOR ARMS          $ 650,000.00   2.25      1/1/05    2       1/1/05   2      6       11.875       2.25   TX       739   0.38
BOA LIBOR ARMS        $ 1,560,000.00   2.25     11/1/04    2      11/1/04   2      6       11.875       2.25   NM       715   0.38
BOA LIBOR ARMS        $ 1,150,000.00   2.25      1/1/05    2       1/1/05   2      6       12.125       2.25   TN       633   0.38
BOA LIBOR ARMS          $ 495,000.00   2.25     11/1/04    2      11/1/04   2      6       12.125       2.25   VA       771   0.38
BOA LIBOR ARMS          $ 780,000.00   2.25     11/1/04    2      11/1/04   2      6           12       2.25   VA       774   0.38
BOA LIBOR ARMS          $ 721,000.00   2.25     12/1/04    2      12/1/04   2      6       12.125       2.25   VA       789   0.38
BOA LIBOR ARMS          $ 390,000.00   2.25     11/1/04    2      11/1/04   2      6       11.875       2.25   VA       678   0.38


 PORTFOLIO             OLTV    CLTV   PROPLIT            OCCLIT           PURPLIT            DOCLIT              RTERM    ATERM
-------------         ------   ----   --------------     ----------       -----------        ---------------     -----    -----
BKONE JAN. 25           79.8   79.8   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 358      358
BKONE JAN. 25           59.1   59.1   SINGLE FAMILY      PRIMARY          RATE TERM          Asset no Income      348      348
BKONE JAN. 25             80   89.9   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 359      359
BKONE JAN. 25             80     95   CONDO              PRIMARY          PURCHASE           FULL                 358      358
BKONE JAN. 25             61     61   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 359      359
BKONE JAN. 25           62.6   62.6   SINGLE FAMILY      PRIMARY          RATE TERM          Asset no Income      359      359
BKONE JAN. 25           79.2   79.2   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 359      359
BKONE JAN. 25           58.2   58.2   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 357      357
BKONE JAN. 25             80     90   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 359      359
BKONE JAN. 25           78.9     80   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 358      358
BKONE JAN. 25           63.6   63.6   SINGLE FAMILY      PRIMARY          PURCHASE           Asset no Income      359      359
BKONE JAN. 25           40.3   40.3   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 346      346
BKONE JAN. 25           67.9   67.9   SINGLE FAMILY      PRIMARY          PURCHASE           Income no Asset      312      312
BKONE JAN. 25             80     80   SINGLE FAMILY      SECOND HOM       PURCHASE           FULL                 357      357
BKONE JAN. 25           51.8   85.3   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      358
BKONE JAN. 25           74.5   74.5   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      358
BKONE JAN. 25           54.3   54.3   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 359      359
BKONE JAN. 25             80     80   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 357      357
BKONE JAN. 25           78.9   78.9   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 358      358
BKONE JAN. 25           47.5   76.1   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      358
BKONE JAN. 25           89.4   89.4   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 359      359
BKONE JAN. 25           63.5   89.1   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 359      359
BKONE JAN. 25           74.4   74.4   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 360      360
BKONE JAN. 25           58.6   58.6   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      358
BKONE JAN. 25           91.7   91.7   SINGLE FAMILY      PRIMARY          RATE TERM          Income no Asset      334      334
BKONE JAN. 25           78.9   78.9   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 357      357
BKONE JAN. 25             80     80   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      347
BKONE JAN. 25             80     80   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 359      359
BKONE JAN. 25           76.5   76.5   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      358
BKONE JAN. 25             80     80   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 343      343
BKONE JAN. 25           63.1   72.1   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 357      357
BKONE JAN. 25           79.9   79.9   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 344      344
BKONE JAN. 25           58.3   58.3   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      358
BKONE JAN. 25           62.5   62.5   SINGLE FAMILY      SECOND HOM       PURCHASE           Income no Asset      343      339
BKONE JAN. 25             80     80   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 358      358
BKONE JAN. 25           68.5   68.5   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 343      343
BKONE JAN. 25             80     80   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 359      359
BKONE JAN. 25             75     95   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 359      359
BKONE JAN. 25           67.5   67.5   SINGLE FAMILY      PRIMARY          PURCHASE           Income no Asset      346      346
BKONE JAN. 25           76.4   76.4   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 347      347
BKONE JAN. 25           84.9   84.9   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 345      345
BKONE JAN. 25           71.7   71.7   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 359      359
BKONE JAN. 25             80     80   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 359      359
BKONE JAN. 25           85.4   85.4   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 359      359
BKONE JAN. 25           74.6   74.6   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      358
BKONE JAN. 25           76.9   76.9   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 358      358
BKONE JAN. 25           50.6   50.6   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 358      358
BKONE JAN. 25           61.7   61.7   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      358
BKONE JAN. 25           60.5   60.5   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      358
BKONE JAN. 25           78.9   78.9   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 358      358
BKONE JAN. 25             64     64   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      357
BKONE JAN. 25           36.8   36.8   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 359      359
BKONE JAN. 25           30.2   30.2   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 359      359
BKONE JAN. 25           54.3   54.3   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 357      357
BKONE JAN. 25             75     75   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 359      359
BKONE JAN. 25             55     55   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 359      359
BKONE JAN. 25           65.4   65.4   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 358      358
BKONE JAN. 25             75     90   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 358      358
BKONE JAN. 25             80     80   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 358      358
BKONE JAN. 25             90     90   CONDO              PRIMARY          PURCHASE           FULL                 358      358
BKONE JAN. 25             80     80   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 359      359
BKONE JAN. 25           67.8   67.8   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      358
BKONE JAN. 25           70.6   70.6   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 359      359
BKONE JAN. 25           64.2     71   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      358
BKONE JAN. 25             80     95   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 359      359
BKONE JAN. 25           61.9   61.9   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 360      360
BKONE JAN. 25             80     80   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 358      358
BKONE JAN. 25             80     80   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 358      358
BKONE NOV20               80   79.7   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 357      356
BKONE NOV20             75.1   74.9   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 357      357
BKONE NOV20               90   89.7   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 357      356
BKONE NOV20               80   79.8   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 358      357
BKONE NOV20             46.4   46.2   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 355      355
BKONE NOV20             89.5   89.2   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      356
BKONE NOV20             75.5   75.2   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 344      343
BKONE NOV20             57.8   57.6   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 357      356
BKONE NOV20               75   74.8   SINGLE FAMILY      PRIMARY          PURCHASE           Asset no Income      357      356
BKONE NOV20             71.6   71.4   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 357      357
BKONE NOV20             85.6   85.3   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 346      346
BKONE NOV20               80   79.8   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 357      357
BKONE NOV20               90   89.8   SINGLE FAMILY      INVESTOR         PURCHASE           FULL                 358      357
BKONE NOV20               80   79.8   SINGLE FAMILY      PRIMARY          REFI-EQUITY        Income no Asset      357      357
BKONE NOV20             76.1   75.6   SINGLE FAMILY      PRIMARY          PURCHASE           Income no Asset      314      313
BKONE NOV20             18.6   18.5   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 355      356
BKONE NOV20             58.6   58.4   SINGLE FAMILY      PRIMARY          REFI-EQUITY        Asset no Income      356      355
BKONE NOV20               75   74.7   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 341      341
BKONE NOV20             60.1   59.9   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 357      357
BKONE NOV20             67.2     67   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 358      357
BKONE NOV20             16.3   16.2   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 356      355
BKONE NOV20               85   84.6   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 355      354
BKONE NOV20             67.6   67.4   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 358      357
BKONE NOV20               80   79.7   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 355      355
BKONE NOV20             69.9   69.5   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 354      353
BKONE NOV20               80   79.8   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 357      357
BKONE NOV20               80   79.8   CONDO              PRIMARY          RATE TERM          FULL                 357      357
BKONE NOV20             77.7   77.4   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 356      356
BKONE NOV20             64.4   64.2   SINGLE FAMILY      PRIMARY          PURCHASE           Income no Asset      334      334
BKONE NOV20               80   79.7   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 356      356
BKONE NOV20             81.6   81.3   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 356      356
BKONE NOV20             67.2   66.9   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 356      356
BKONE NOV20             79.2   78.9   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 356      356
BKONE NOV20             33.9   33.8   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 357      357
BKONE NOV20             89.2     89   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      357
KEYBANK OTHER             80   77.2   CONDO              PRIMARY          PURCHASE           FULL                 318      318
KEYBANK OTHER             90   89.3   SINGLE FAMILY      SECOND HOM       PURCHASE           Alternate Doc        345      344
KEYBANK OTHER           86.5   85.1   SINGLE FAMILY      PRIMARY          PURCHASE           Alternate Doc        333      332
KEYBANK OTHER             90   89.2   SINGLE FAMILY      PRIMARY          PURCHASE           Alternate Doc        344      342
KEYBANK OTHER            100   98.7   SINGLE FAMILY      PRIMARY          REFI-EQUITY        Alternate Doc        334      334
KEYBANK OTHER             80     79   CONDO              SECOND HOM       PURCHASE           Alternate Doc        336      335
KEYBANK OTHER           45.7   44.6   SINGLE FAMILY      SECOND HOM       CONSTRUCTION       FULL                 335      332
KEYBANK OTHER             90   89.6   SINGLE FAMILY      PRIMARY          PURCHASE           Alternate Doc        348      347
KEYBANK OTHER           94.7   94.4   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 350      350
KEYBANK OTHER             90   88.5   PUD                SECOND HOM       PURCHASE           Alternate Doc        333      332
KEYBANK OTHER             80   77.2   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 317      317
KEYBANK OTHER             90   89.9   PUD                PRIMARY          PURCHASE           Alternate Doc        353      352
KEYBANK OTHER             90   89.1   SINGLE FAMILY      PRIMARY          PURCHASE           Alternate Doc        339      338
KEYBANK OTHER             25   24.3   SINGLE FAMILY      PRIMARY          RATE TERM          Alternate Doc        327      324
KEYBANK OTHER           73.7     71   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 316      315
BOA LIBOR ARMS          72.8   72.8   SINGLE FAMILY      PRIMARY          RATE TERM          LIMITED              357      357
BOA LIBOR ARMS            80   79.8   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 354      354
BOA LIBOR ARMS            80     80   SINGLE FAMILY      PRIMARY          PURCHASE           LIMITED              357      357
BOA LIBOR ARMS          57.6   57.6   SINGLE FAMILY      PRIMARY          PURCHASE           LIMITED              357      357
BOA LIBOR ARMS          73.9   73.9   SINGLE FAMILY      PRIMARY          RATE TERM          LIMITED              358      358
BOA LIBOR ARMS          79.6   79.6   CONDO              PRIMARY          PURCHASE           FULL                 358      358
BOA LIBOR ARMS          78.7   78.7   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      358
BOA LIBOR ARMS          78.4   78.4   PUD                PRIMARY          PURCHASE           FULL                 357      357
BOA LIBOR ARMS            75     75   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 358      358
BOA LIBOR ARMS          72.2   72.2   PUD                PRIMARY          REFI-EQUITY        FULL                 357      357
BOA LIBOR ARMS          59.8   59.8   SINGLE FAMILY      PRIMARY          PURCHASE           LIMITED              357      357
BOA LIBOR ARMS          53.2   53.2   PUD                PRIMARY          RATE TERM          LIMITED              358      358
BOA LIBOR ARMS          68.1   68.1   PUD                PRIMARY          RATE TERM          LIMITED              357      356
BOA LIBOR ARMS            80     80   SINGLE FAMILY      PRIMARY          PURCHASE           LIMITED              358      358
BOA LIBOR ARMS          69.4   69.4   PUD                PRIMARY          REFI-EQUITY        FULL                 358      358
BOA LIBOR ARMS          74.8   74.8   SINGLE FAMILY      PRIMARY          PURCHASE           LIMITED              358      358
BOA LIBOR ARMS          79.6   79.3   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 352      351
BOA LIBOR ARMS          69.3   69.3   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 357      357
BOA LIBOR ARMS          25.6   25.6   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 357      357
BOA LIBOR ARMS            80     80   CONDO              PRIMARY          REFI-EQUITY        LIMITED              358      358
BOA LIBOR ARMS            70     70   SINGLE FAMILY      PRIMARY          PURCHASE           FULL                 358      358
BOA LIBOR ARMS          79.7   79.7   SINGLE FAMILY      PRIMARY          PURCHASE           LIMITED              358      358
BOA LIBOR ARMS            80   79.9   PUD                PRIMARY          RATE TERM          LIMITED              355      355
BOA LIBOR ARMS          54.5   54.5   SINGLE FAMILY      PRIMARY          RATE TERM          LIMITED              358      358
BOA LIBOR ARMS            68     68   SINGLE FAMILY      PRIMARY          RATE TERM          LIMITED              358      358
BOA LIBOR ARMS            80     80   PUD                PRIMARY          PURCHASE           LIMITED              178      178
BOA LIBOR ARMS          42.4   42.4   PUD                PRIMARY          RATE TERM          FULL                 358      358
BOA LIBOR ARMS          59.8   59.8   CONDO              SECOND HOM       RATE TERM          LIMITED              356      356
BOA LIBOR ARMS          49.1   49.1   PUD                PRIMARY          PURCHASE           LIMITED              357      357
BOA LIBOR ARMS            73     73   SINGLE FAMILY      PRIMARY          RATE TERM          LIMITED              358      358
BOA LIBOR ARMS          78.2   78.2   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 358      358
BOA LIBOR ARMS          57.2   57.2   SINGLE FAMILY      PRIMARY          RATE TERM          LIMITED              358      358
BOA LIBOR ARMS          32.8   32.8   SINGLE FAMILY      PRIMARY          REFI-EQUITY        FULL                 357      357
BOA LIBOR ARMS          46.7   46.7   SINGLE FAMILY      PRIMARY          RATE TERM          FULL                 358      350
BOA LIBOR ARMS          70.7   70.5   PUD                PRIMARY          REFI-EQUITY        LIMITED              357      357
BOA LIBOR ARMS          51.9   51.9   SINGLE FAMILY      PRIMARY          PURCHASE           LIMITED              357      357
BOA LIBOR ARMS            80   79.5   SINGLE FAMILY      PRIMARY          PURCHASE           LIMITED              358      358
BOA LIBOR ARMS          77.8   77.8   PUD                PRIMARY          RATE TERM          FULL                 357      357



  PORTFOLIO             AGE            MTR        LNAME                   INDEX                  TFEE            NWAC
-------------           ---            ---        -------------         --------                ------          ------
BKONE JAN. 25            2              36        Oprendek              1 YR CMT                0.0075          5.9925
BKONE JAN. 25            2              36        Martin                1 YR CMT                0.0075          5.8675
BKONE JAN. 25            1              37        Kaminski              1 YR CMT                0.0075          5.8675
BKONE JAN. 25            2              36        Knight                1 YR CMT                0.0075          5.7425
BKONE JAN. 25            1              37        Westwell              1 YR CMT                0.0075          5.4925
BKONE JAN. 25            1              37        Pinder                1 YR CMT                0.0075          5.8675
BKONE JAN. 25            1              37        Lin                   1 YR CMT                0.0075          5.7425
BKONE JAN. 25            3              35        Boyer                 1 YR CMT                0.0075          6.1175
BKONE JAN. 25            1              37        DeFrisco              1 YR CMT                0.0075          5.6175
BKONE JAN. 25            2              36        El-Khatib             1 YR CMT                0.0075          5.4925
BKONE JAN. 25            1              37        WILLIAMS              1 YR CMT                0.0075          5.7425
BKONE JAN. 25            2              36        Kirby                 1 YR CMT                0.0075          5.6175
BKONE JAN. 25            1              37        Schornberg            1 YR CMT                0.0075          5.6175
BKONE JAN. 25            3              35        Jiganti               1 YR CMT                0.0075          5.9925
BKONE JAN. 25            2              36        Haubner               1 YR CMT                0.0075          5.4925
BKONE JAN. 25            2              36        Charles               1 YR CMT                0.0075          5.4925
BKONE JAN. 25            1              37        Cohen                 1 YR CMT                0.0075          5.7425
BKONE JAN. 25            3              35        Rudman                1 YR CMT                0.0075          5.7425
BKONE JAN. 25            2              36        Affourtit             1 YR CMT                0.0075          5.4925
BKONE JAN. 25            2              36        Stenn                 1 YR CMT                0.0075          5.4925
BKONE JAN. 25            1              37        Fitzgibbons           1 YR CMT                0.0075          5.6175
BKONE JAN. 25            1              37        Collins               1 YR CMT                0.0075          5.8675
BKONE JAN. 25            0              38        Williamson            1 YR CMT                0.0075          5.9925
BKONE JAN. 25            2              36        Bobbs                 1 YR CMT                0.0075          5.7425
BKONE JAN. 25            2              36        Winsberg              1 YR CMT                0.0075          5.9925
BKONE JAN. 25            3              35        Anthony               1 YR CMT                0.0075          5.3675
BKONE JAN. 25            2              36        Taulbee               1 YR CMT                0.0075          6.3675
BKONE JAN. 25            1              37        Taurence              1 YR CMT                0.0075          5.8675
BKONE JAN. 25            2              36        Schlegel              1 YR CMT                0.0075          5.6175
BKONE JAN. 25            1              37        Koch                  1 YR CMT                0.0075          5.6175
BKONE JAN. 25            3              35        Cooney                1 YR CMT                0.0075          5.7425
BKONE JAN. 25            3              35        Norgate               1 YR CMT                0.0075          6.1175
BKONE JAN. 25            2              36        Hayes                 1 YR CMT                0.0075          5.4925
BKONE JAN. 25            2              36        Calvin                1 YR CMT                0.0075          6.2425
BKONE JAN. 25            2              36        Hayes                 1 YR CMT                0.0075          5.7425
BKONE JAN. 25            2              36        Isaksen               1 YR CMT                0.0075          6.1175
BKONE JAN. 25            1              37        McNeil                1 YR CMT                0.0075          5.8675
BKONE JAN. 25            1              37        Blanc                 1 YR CMT                0.0075          5.6175
BKONE JAN. 25            1              37        Winkel                1 YR CMT                0.0075          5.8675
BKONE JAN. 25            1              37        Wasik                 1 YR CMT                0.0075          5.7425
BKONE JAN. 25            2              36        Imrie                 1 YR CMT                0.0075          5.7425
BKONE JAN. 25            1              37        Donovan               1 YR CMT                0.0075          5.6175
BKONE JAN. 25            1              37        Bloom                 1 YR CMT                0.0075          5.4925
BKONE JAN. 25            1              37        George                1 YR CMT                0.0075          5.8675
BKONE JAN. 25            2              36        Jones                 1 YR CMT                0.0075          5.7425
BKONE JAN. 25            2              36        Adkins                1 YR CMT                0.0075          5.4925
BKONE JAN. 25            2              36        Dessner               1 YR CMT                0.0075          5.6175
BKONE JAN. 25            2              36        Spangler              1 YR CMT                0.0075          5.7425
BKONE JAN. 25            2              36        Narula                1 YR CMT                0.0075          5.8675
BKONE JAN. 25            2              36        Najjar                1 YR CMT                0.0075          5.6175
BKONE JAN. 25            2              36        Margolis              1 YR CMT                0.0075          5.3675
BKONE JAN. 25            1              37        Puricelli             1 YR CMT                0.0075          5.8675
BKONE JAN. 25            1              37        Zaguroli              1 YR CMT                0.0075          5.8675
BKONE JAN. 25            3              35        Fedele                1 YR CMT                0.0075          5.7425
BKONE JAN. 25            1              37        Sweet                 1 YR CMT                0.0075          5.6175
BKONE JAN. 25            1              37        Patterson             1 YR CMT                0.0075          5.6175
BKONE JAN. 25            2              36        Green                 1 YR CMT                0.0075          5.4925
BKONE JAN. 25            2              36        Kararli               1 YR CMT                0.0075          5.7425
BKONE JAN. 25            2              36        Cullen                1 YR CMT                0.0075          5.8675
BKONE JAN. 25            2              36        Librach               1 YR CMT                0.0075          6.4925
BKONE JAN. 25            1              37        Lisanti               1 YR CMT                0.0075          6.1175
BKONE JAN. 25            2              36        Mason                 1 YR CMT                0.0075          5.4925
BKONE JAN. 25            1              37        Blonski               1 YR CMT                0.0075          5.9925
BKONE JAN. 25            2              36        Bruno                 1 YR CMT                0.0075          5.9925
BKONE JAN. 25            1              37        Smith                 1 YR CMT                0.0075          5.4925
BKONE JAN. 25            0              38        Joseph                1 YR CMT                0.0075          6.1175
BKONE JAN. 25            2              36        Hughes                1 YR CMT                0.0075          5.8675
BKONE JAN. 25            2              36        Bronstein             1 YR CMT                0.0075          5.6175
BKONE NOV20              3              34        Kost                  1 YR CMT                0.0075          6.1175
BKONE NOV20              3              35        Gardiner              1 YR CMT                0.0075          6.3675
BKONE NOV20              3              34        Bertran               1 YR CMT                0.0075          6.4925
BKONE NOV20              2              35        Evans                 1 YR CMT                0.0075          6.1175
BKONE NOV20              5              33        Bargenquast           1 YR CMT                0.0075          6.2425
BKONE NOV20              2              35        O'Brien               1 YR CMT                0.0075          5.9925
BKONE NOV20              3              34        Sains                 1 YR CMT                0.0075          6.2425
BKONE NOV20              3              35        Huerta                1 YR CMT                0.0075          5.9925
BKONE NOV20              3              34        Hawley                1 YR CMT                0.0075          6.4925
BKONE NOV20              3              35        Houston               1 YR CMT                0.0075          6.3675
BKONE NOV20              5              33        Spear                 1 YR CMT                0.0075          6.8675
BKONE NOV20              3              35        Randolph              1 YR CMT                0.0075          5.9925
BKONE NOV20              2              35        Thornhill             1 YR CMT                0.0075          6.1175
BKONE NOV20              3              35        Pitts                 1 YR CMT                0.0075          5.4925
BKONE NOV20              4              34        Vaughn                1 YR CMT                0.0075          5.8675
BKONE NOV20              5              34        Fisher                1 YR CMT                0.0075          6.3675
BKONE NOV20              4              33        Tougas                1 YR CMT                0.0075          6.7425
BKONE NOV20              4              34        Bishop                1 YR CMT                0.0075          6.4925
BKONE NOV20              3              35        Thompson              1 YR CMT                0.0075          5.2425
BKONE NOV20              2              35        Martindale            1 YR CMT                0.0075          5.9925
BKONE NOV20              4              33        Poulnot               1 YR CMT                0.0075          5.9925
BKONE NOV20              5              32        Panos                 1 YR CMT                0.0075          6.8675
BKONE NOV20              2              35        Pirozzoli             1 YR CMT                0.0075          5.8675
BKONE NOV20              5              33        Rauch                 1 YR CMT                0.0075          6.4925
BKONE NOV20              6              31        Jaeger                1 YR CMT                0.0075          6.2425
BKONE NOV20              3              35        BURNS                 1 YR CMT                0.0075          5.9925
BKONE NOV20              3              35        Basta                 1 YR CMT                0.0075          5.7425
BKONE NOV20              4              34        Randhawa              1 YR CMT                0.0075          6.4925
BKONE NOV20              4              34        Taube                 1 YR CMT                0.0075          6.2425
BKONE NOV20              4              34        Wolfenbarger          1 YR CMT                0.0075          6.2425
BKONE NOV20              4              34        Calubaquib Jr         1 YR CMT                0.0075          6.2425
BKONE NOV20              4              34        Francis               1 YR CMT                0.0075          6.1175
BKONE NOV20              4              34        Pearson               1 YR CMT                0.0075          6.2425
BKONE NOV20              3              35        ROSENBAUM             1 YR CMT                0.0075          5.6175
BKONE NOV20              2              35        Dimitriou             1 YR CMT                0.0075          6.3675
KEYBANK OTHER           42              18        BLAZY                 1 YR CMT                0.0075          6.4925
KEYBANK OTHER           15              20        FORS                  1 YR CMT                0.0075          7.1175
KEYBANK OTHER           27              32        ALDRICH               1 YR CMT                0.0075          7.3675
KEYBANK OTHER           16              19        KUCHARSKI             1 YR CMT                0.0075          6.8675
KEYBANK OTHER           26              34        BROOKS                1 YR CMT                0.0075          7.9925
KEYBANK OTHER           24              35        WILSON                1 YR CMT                0.0075          7.8675
KEYBANK OTHER           25              35        MEATHE                1 YR CMT                0.0075          5.6175
KEYBANK OTHER           12              33        VOGELE                1 YR CMT                0.0075          7.9925
KEYBANK OTHER           10              26        WOLF                  1 YR CMT                0.0075          7.1175
KEYBANK OTHER           27              32        SNOW                  1 YR CMT                0.0075          7.4925
KEYBANK OTHER           43              17        BYRNE                 1 YR CMT                0.0075          6.6175
KEYBANK OTHER            7              28        ELTON                 1 YR CMT                0.0075          6.4925
KEYBANK OTHER           21              38        NORD                  1 YR CMT                0.0075          8.2425
KEYBANK OTHER           33              26        RUSSELL               1 YR CMT                0.0075          6.2425
KEYBANK OTHER           44              15        MITCHELL              1 YR CMT                0.0075          6.4925
BOA LIBOR ARMS           3              33        ANDAYA                LIBOR                   0.0075          5.4925
BOA LIBOR ARMS           6              30        SCHECHTER             LIBOR                   0.0075          6.8675
BOA LIBOR ARMS           3              33        SCHIMANSKY            LIBOR                   0.0075          5.2425
BOA LIBOR ARMS           3              33        SIPOWICZ              LIBOR                   0.0075          5.4925
BOA LIBOR ARMS           2              34        GAJENDRAN             LIBOR                   0.0075          5.6175
BOA LIBOR ARMS           2              34        VIERA                 LIBOR                   0.0075          5.9925
BOA LIBOR ARMS           2              34        GUERRA                LIBOR                   0.0075          5.6175
BOA LIBOR ARMS           3              33        RODRIGUEZ             LIBOR                   0.0075          6.4925
BOA LIBOR ARMS           2              34        FERNANDES             LIBOR                   0.0075          5.6175
BOA LIBOR ARMS           3              33        CASCIOPPO             LIBOR                   0.0075          5.7425
BOA LIBOR ARMS           3              33        HECKLES               LIBOR                   0.0075          5.4925
BOA LIBOR ARMS           2              34        ROUB                  LIBOR                   0.0075          4.9925
BOA LIBOR ARMS           3              33        MCKNIGHT              LIBOR                   0.0075          5.4925
BOA LIBOR ARMS           2              34        MUNCH                 LIBOR                   0.0075          5.1175
BOA LIBOR ARMS           2              34        HARGIS                LIBOR                   0.0075          5.4925
BOA LIBOR ARMS           2              34        CHU                   LIBOR                   0.0075          5.3675
BOA LIBOR ARMS           8              28        JOHNSON               LIBOR                   0.0075          6.9925
BOA LIBOR ARMS           3              33        WASNIOWSKI            LIBOR                   0.0075          5.7425
BOA LIBOR ARMS           3              33        LAPORTA               LIBOR                   0.0075          6.1175
BOA LIBOR ARMS           2              34        MANSPEAKER            LIBOR                   0.0075          5.7425
BOA LIBOR ARMS           2              34        PEREIRA               LIBOR                   0.0075          5.3675
BOA LIBOR ARMS           2              34        STRAMBI               LIBOR                   0.0075          5.4925
BOA LIBOR ARMS           5              31        KLEMZ                 LIBOR                   0.0075          6.2425
BOA LIBOR ARMS           2              34        RAPOZA                LIBOR                   0.0075          5.2425
BOA LIBOR ARMS           2              34        WINCH                 LIBOR                   0.0075          5.4925
BOA LIBOR ARMS           2              34        SCHWEIZER             LIBOR                   0.0075          5.4925
BOA LIBOR ARMS           2              34        MAHURIN               LIBOR                   0.0075          5.6175
BOA LIBOR ARMS           4              32        KERR                  LIBOR                   0.0075          6.4925
BOA LIBOR ARMS           3              33        TAYLOR                LIBOR                   0.0075          5.6175
BOA LIBOR ARMS           2              34        IGOE                  LIBOR                   0.0075          5.3675
BOA LIBOR ARMS           2              34        WIGGINS               LIBOR                   0.0075          5.3675
BOA LIBOR ARMS           2              35        EGGLESTON             LIBOR                   0.0075          5.4925
BOA LIBOR ARMS           3              33        COHEN                 LIBOR                   0.0075          5.4925
BOA LIBOR ARMS           2              35        SPIVA                 LIBOR                   0.0075          5.7425
BOA LIBOR ARMS           3              33        MALONEY               LIBOR                   0.0075          5.7425
BOA LIBOR ARMS           3              33        CHAUDHRY              LIBOR                   0.0075          5.6175
BOA LIBOR ARMS           2              34        D'ELIA JR.            LIBOR                   0.0075          5.7425
BOA LIBOR ARMS           3              33        STINE                 LIBOR                   0.0075          5.4925



                                                               SCHEDULE II

                                                          Pool 2 Mortgage Loans

  PORTFOLIO           AMBUCX             ANUM        RATE        OBAL                PBAL         FPDATE    MDATE     PDATE   OTERM
------------       ------------        ---------     ----     ------------        ------------    ------   -------    ------  ------
ABN 5/1 ARMS       5/1 CMT ARMS        618863027     6.25     $ 712,000.00        $ 710,645.32    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619200221     6.13     $ 576,800.00        $ 575,675.90    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618614888      6.5     $ 900,000.00        $ 898,368.37    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619385199        6     $ 585,000.00        $ 583,832.33    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618829956     6.13     $ 948,000.00        $ 946,152.50    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618243128     6.25     $ 310,000.00        $ 309,410.19    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618814492     6.25     $ 340,000.00        $ 339,353.10    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618774132     6.25     $ 775,000.00        $ 773,525.47    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619146100     5.75     $ 599,250.00        $ 596,485.56    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618787729     5.75     $ 650,000.00        $ 648,639.47    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618821889     6.25     $ 800,000.00        $ 798,477.90    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619071338     6.13     $ 592,500.00        $ 591,345.32    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618295336     6.25     $ 332,000.00        $ 331,368.34    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617707105     6.13   $ 1,000,000.00        $ 998,051.16    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618882532     6.13     $ 800,000.00        $ 798,440.93    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619751978     5.88     $ 408,000.00        $ 407,166.02    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619371171     5.63     $ 800,000.00        $ 798,285.49    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617433228      6.5     $ 595,000.00        $ 592,830.92   11/1/01   10/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        616309964     6.25     $ 514,700.00        $ 512,731.21   11/1/01   10/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618417549     6.25     $ 415,000.00        $ 413,812.53   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618950410     6.25     $ 342,000.00        $ 341,349.31    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618747515     6.25     $ 412,000.00        $ 411,216.13    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619633612        6     $ 380,000.00        $ 379,241.53    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618962755     6.25     $ 332,000.00        $ 331,368.34    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619187144        6     $ 328,000.00        $ 327,345.31    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617186991     5.63     $ 345,300.00        $ 344,559.97    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618591039        6     $ 681,500.00        $ 680,125.60    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618469702        6     $ 390,000.00        $ 389,221.56    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619210859     6.25     $ 609,750.00        $ 608,589.87    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619254351        6     $ 463,900.00        $ 461,971.57    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618489693     6.13     $ 550,000.00        $ 546,554.04   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618732585      6.5     $ 427,200.00        $ 426,425.53    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618429623        6     $ 712,500.00        $ 710,361.44   12/1/01   11/1/31    3/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617963026     5.75     $ 558,000.00        $ 556,832.03    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619130179        6     $ 538,000.00        $ 536,926.16    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618389614     6.25   $ 1,000,000.00        $ 998,097.38    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617948220     6.25     $ 570,000.00        $ 568,369.01    1/1/02   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618768236     6.25     $ 888,000.00        $ 886,310.47    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619274048        6     $ 825,000.00        $ 822,294.34    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619524858     6.13     $ 485,000.00        $ 484,054.81    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619069130     6.13     $ 504,000.00        $ 502,942.31    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619311021        6     $ 873,000.00        $ 872,130.92    2/1/02    1/1/32    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617933520     6.25     $ 825,000.00        $ 824,217.20    2/1/02    1/1/32    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        616775925     6.25     $ 486,000.00        $ 484,601.71   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618963552     6.25     $ 937,500.00        $ 935,716.29    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619156717     6.25     $ 410,000.00        $ 409,219.93    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618020232     6.25     $ 430,000.00        $ 428,769.62   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619003084     6.25     $ 330,000.00        $ 329,372.13    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618158864     6.25     $ 498,000.00        $ 497,052.50    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618641621     6.25     $ 470,000.00        $ 469,105.77    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617925405     6.25     $ 360,000.00        $ 359,315.06    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617927851     6.25     $ 360,000.00        $ 359,215.06    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619126903     6.13     $ 405,600.00        $ 404,809.55    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618877067     6.25     $ 335,000.00        $ 334,362.63    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619222487        6     $ 494,500.00        $ 493,512.98    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619548366      5.5     $ 645,000.00        $ 643,245.48    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618028753     6.25     $ 493,000.00        $ 491,435.98   12/1/01   11/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619035801     6.13     $ 970,000.00        $ 968,109.63    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619271955     6.25     $ 375,000.00        $ 374,286.51    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618345860     6.25     $ 330,000.00        $ 329,372.13    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617959428     6.25     $ 349,000.00        $ 348,334.84    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617972243     6.25     $ 640,000.00        $ 638,782.32    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618421475     6.38     $ 450,000.00        $ 449,017.60    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619116444        6     $ 363,750.00        $ 362,841.05    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619255443        6     $ 550,000.00        $ 548,902.20    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619005042     6.13   $ 1,000,000.00        $ 991,944.04    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618743269     5.75     $ 474,000.00        $ 471,987.08    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618415239     6.25     $ 850,000.00        $ 848,316.02    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617930446     6.25     $ 407,000.00        $ 405,835.42   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617972378     6.25     $ 475,000.00        $ 474,096.25    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618695012     6.25     $ 430,800.00        $ 429,980.35    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618614092     6.13     $ 471,000.00        $ 470,082.09    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619203894     6.25     $ 468,000.00        $ 467,109.57    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619552682     6.25     $ 620,000.00        $ 618,820.37    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618189213     6.13     $ 840,000.00        $ 837,538.18   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618295531     6.38     $ 774,000.00        $ 771,837.94   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        616673001     6.25     $ 725,000.00        $ 723,620.60    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        616997320      6.5     $ 650,000.00        $ 648,821.60    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617907027     6.38     $ 780,000.00        $ 778,551.28    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617922765     6.25     $ 650,000.00        $ 648,763.30    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618261121     6.25   $ 1,000,000.00        $ 998,097.38    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618390309      6.5     $ 475,000.00        $ 474,138.87    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618450368     6.13     $ 950,000.00        $ 948,148.61    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618559585      6.5     $ 686,400.00        $ 685,155.62    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618105256     6.13     $ 325,000.00        $ 324,047.52   12/1/01   11/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618748015     6.13     $ 393,600.00        $ 392,832.93    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        616025062        6     $ 334,000.00        $ 333,333.34    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619036221     6.13     $ 376,000.00        $ 375,267.23    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618816290      5.5     $ 650,000.00        $ 648,573.82    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618482366        6     $ 960,000.00        $ 958,083.84    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618199965      5.5     $ 500,000.00        $ 498,350.62   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618648207     6.25     $ 353,000.00        $ 352,328.38    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619763153     6.75     $ 406,250.00        $ 405,548.49    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618374285     5.75     $ 520,000.00        $ 518,911.58    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618828498     6.25     $ 412,000.00        $ 411,216.13    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619356979     5.88     $ 332,000.00        $ 331,321.36    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617564808     6.25     $ 345,000.00        $ 344,343.60    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618581424     6.38     $ 650,000.00        $ 648,747.67    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618475573     6.13     $ 967,500.00        $ 965,614.50    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618725746     6.25     $ 650,000.00        $ 648,763.30    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619213453        6     $ 707,900.00        $ 706,487.04    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618164349     6.25     $ 309,400.00        $ 308,811.33    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618773288     5.88     $ 650,000.00        $ 648,671.34    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        616689624        6     $ 500,000.00        $ 499,002.01    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618184628     6.25     $ 346,000.00        $ 345,341.69    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618830174     6.25     $ 512,000.00        $ 511,025.87    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618918772     6.25     $ 410,000.00        $ 409,219.93    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617991053     6.25     $ 652,000.00        $ 650,488.00    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617917154     6.25   $ 1,000,000.00        $ 997,138.63   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617734302        6     $ 330,000.00        $ 329,341.32    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618918681     6.25   $ 1,000,000.00        $ 998,097.38    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619171077        5     $ 340,000.00        $ 339,181.25    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619539980        6     $ 368,000.00        $ 367,633.65    2/1/02    1/1/32    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618142080     6.25     $ 437,250.00        $ 436,418.08    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617912455     6.25     $ 330,000.00        $ 329,304.00    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617906823     6.25     $ 960,000.00        $ 958,173.48    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618790724     6.25     $ 467,000.00        $ 466,111.47    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617925973     6.25     $ 627,000.00        $ 621,786.21    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618917292     6.13     $ 825,000.00        $ 823,392.20    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619742943        6     $ 384,000.00        $ 383,034.83    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        616517169        7     $ 400,000.00        $ 398,341.38   10/1/01    9/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618285005     6.25     $ 432,800.00        $ 431,976.56    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618185583     6.38     $ 330,000.00        $ 329,387.09    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618316308     6.25     $ 324,000.00        $ 323,383.56    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618436724      6.5     $ 360,000.00        $ 359,347.36    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619118787     6.13     $ 345,000.00        $ 344,327.65    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618340217     6.25     $ 526,000.00        $ 524,999.22    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618917715     5.88     $ 447,000.00        $ 446,086.31    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618193856     6.25     $ 500,000.00        $ 498,646.60    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617974381     6.25     $ 420,000.00        $ 418,798.20   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618198840     6.25     $ 396,000.00        $ 395,246.56    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618454124      5.5     $ 520,000.00        $ 518,859.05    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618929365     6.13     $ 380,000.00        $ 379,259.44    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617933461     6.25     $ 498,000.00        $ 497,052.50    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619440301        6     $ 600,000.00        $ 598,802.41    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618364784      6.5     $ 352,500.00        $ 351,538.82   12/1/01   11/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618633346     6.13     $ 450,000.00        $ 449,123.02    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618640298     6.25     $ 406,500.00        $ 405,726.59    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618650816     6.13     $ 647,000.00        $ 645,739.11    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618676360     6.25     $ 373,000.00        $ 372,286.93    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618524572     6.25     $ 667,000.00        $ 665,730.96    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618593235        6     $ 355,000.00        $ 354,291.43    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618134331     6.25     $ 380,000.00        $ 379,277.00    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618748377        6     $ 466,000.00        $ 465,069.86    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618782289     6.25     $ 384,000.00        $ 383,269.40    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618787627        6     $ 495,000.00        $ 494,011.98    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619329190        6     $ 482,000.00        $ 480,625.72    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617926202     6.25     $ 384,000.00        $ 382,901.24   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617947398     6.13     $ 498,000.00        $ 496,540.50   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618212531     6.25     $ 847,000.00        $ 845,388.49    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618264932     6.25     $ 599,000.00        $ 597,860.32    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619364274     5.75     $ 562,000.00        $ 560,823.67    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619475860        6     $ 463,000.00        $ 462,075.86    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618339839     6.13     $ 422,000.00        $ 421,177.58    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619524687     6.25     $ 410,000.00        $ 409,219.93    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618112825     6.25     $ 387,500.00        $ 382,258.00    1/1/02   12/1/31    3/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618645705     6.25     $ 395,000.00        $ 394,248.47    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618775883     6.25     $ 465,000.00        $ 464,115.29    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618794318     6.25     $ 379,000.00        $ 378,278.91    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619479192     6.25     $ 475,000.00        $ 474,096.25    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618079891     6.25     $ 825,000.00        $ 822,639.36   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618627246      6.5     $ 428,000.00        $ 427,224.07    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618861343     6.25     $ 384,000.00        $ 383,269.40    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618029139     6.25     $ 800,000.00        $ 798,477.90    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618790746     6.25     $ 504,000.00        $ 503,041.09    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618924827        6     $ 440,000.00        $ 439,121.77    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619274527     6.25     $ 650,000.00        $ 648,763.30    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619835683      6.5     $ 576,800.00        $ 576,278.56    2/1/02    1/1/32    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618145539     6.13     $ 417,000.00        $ 416,187.33    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617965723     6.25     $ 380,000.00        $ 379,277.00    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618188962     6.25     $ 520,000.00        $ 519,010.63    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618305555     6.25     $ 720,000.00        $ 718,630.12    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618402837     6.13     $ 650,000.00        $ 648,654.44    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618564673      6.5     $ 748,000.00        $ 746,643.93    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618966748        6     $ 426,000.00        $ 425,149.70    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618713081        6     $ 355,000.00        $ 353,934.49   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619385008        6     $ 478,600.00        $ 477,644.72    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618649652        6     $ 383,500.00        $ 382,633.31    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618699540        6     $ 474,000.00        $ 473,053.90    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618371453     5.75     $ 368,000.00        $ 367,229.72    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        616977031     6.75     $ 355,000.00        $ 353,767.08   11/1/01   10/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619149682     6.13     $ 360,000.00        $ 359,298.41    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618064792     6.38     $ 464,000.00        $ 462,703.86   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618439705     6.25     $ 860,000.00        $ 858,363.75    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617914311     6.25     $ 950,000.00        $ 948,141.57    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618657971     6.25     $ 490,000.00        $ 489,067.72    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617515875     6.38     $ 470,000.00        $ 468,687.11   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618593850     6.25     $ 311,500.00        $ 310,409.90    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618064326     6.25     $ 340,000.00        $ 339,252.58    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617184410     6.25     $ 350,000.00        $ 349,334.09    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619078426        6     $ 636,000.00        $ 634,730.55    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617891713     6.38     $ 347,000.00        $ 346,030.69   12/1/01   11/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617977168     6.25     $ 666,000.00        $ 664,732.85    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618663651     6.25     $ 392,400.00        $ 391,653.42    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618464488     6.38     $ 650,000.00        $ 648,546.61    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618277506     6.25   $ 1,000,000.00        $ 998,097.38    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618663387        6     $ 750,000.00        $ 748,408.31    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618679114     5.75     $ 462,000.00        $ 461,032.97    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619075172        6     $ 670,000.00        $ 668,662.69    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618258503      6.5     $ 412,500.00        $ 411,752.18    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618300151      6.5     $ 990,000.00        $ 987,300.52   12/1/01   11/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618830312        6     $ 352,000.00        $ 351,297.41    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618564310      6.5     $ 382,000.00        $ 381,307.47    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618107123        6     $ 560,000.00        $ 558,882.25    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618544213     6.25     $ 356,250.00        $ 355,572.20    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617589497     6.13     $ 592,000.00        $ 590,846.30    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618676008        6     $ 322,000.00        $ 321,357.30    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618920231     6.25     $ 820,000.00        $ 818,439.85    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618988879     6.25     $ 443,000.00        $ 442,157.13    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619498981     6.25     $ 460,000.00        $ 459,563.53    2/1/02    1/1/32    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618819113        6     $ 364,000.00        $ 363,273.47    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619558245        6     $ 378,000.00        $ 377,245.52    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618551894     6.25     $ 374,600.00        $ 373,887.27    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619195224        6     $ 375,000.00        $ 373,333.96    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619056384     5.75     $ 600,000.00        $ 598,744.12    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617964016     6.25     $ 305,000.00        $ 304,419.69    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618624857     6.25     $ 512,000.00        $ 511,025.86    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617453757      5.5     $ 412,000.00        $ 411,096.02    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618050422     6.25     $ 320,000.00        $ 319,039.33    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618494020     6.38     $ 345,000.00        $ 344,359.22    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619298104        6     $ 650,000.00        $ 648,702.60    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618214167     6.25     $ 609,000.00        $ 608,422.16    2/1/02    1/1/32    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617973790     6.25     $ 317,700.00        $ 317,095.54    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618130304     6.25     $ 419,000.00        $ 418,202.79    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618986662     6.13     $ 840,000.00        $ 838,362.97    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618837796     6.25     $ 355,000.00        $ 354,324.56    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619311349     5.75     $ 486,000.00        $ 484,982.75    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618791736     6.25     $ 486,700.00        $ 485,472.43    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617886909     6.25     $ 378,450.00        $ 377,729.95    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618335799        6     $ 450,000.00        $ 449,552.02    2/1/02    1/1/32    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618555284        6     $ 491,000.00        $ 489,963.49    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618900306     6.25     $ 420,000.00        $ 419,601.49    2/1/02    1/1/32    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618553705     6.38     $ 449,600.00        $ 449,183.58    2/1/02    1/1/32    6/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618023020     6.25     $ 305,000.00        $ 304,127.27   12/1/01   11/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617267432     6.13     $ 456,000.00        $ 455,111.34    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617990041        6     $ 335,000.00        $ 334,331.35    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618639774        6     $ 425,000.00        $ 424,151.70    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618730219     6.13     $ 313,000.00        $ 312,390.01    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619077094        6     $ 999,950.00        $ 997,954.10    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619303599     5.75     $ 630,000.00        $ 628,681.33    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619095644      5.5     $ 337,600.00        $ 336,859.25    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619028276      5.5     $ 337,500.00        $ 336,759.47    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618905915     6.13     $ 400,000.00        $ 399,220.47    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618301799     6.13     $ 448,000.00        $ 447,126.91    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618505421     5.75     $ 598,000.00        $ 596,748.31    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618967237        6     $ 445,000.00        $ 444,052.29    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619025796     5.75     $ 440,000.00        $ 439,079.02    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619484598     6.13     $ 305,000.00        $ 304,405.61    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618181157        6     $ 645,000.00        $ 643,712.59    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618946970        6     $ 810,000.00        $ 808,383.25    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619396977        6     $ 372,000.00        $ 371,629.67    2/1/02    1/1/32    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619337292        6     $ 457,000.00        $ 456,087.83    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619365630        6     $ 350,000.00        $ 349,301.40    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619064395        6     $ 344,000.00        $ 343,313.39    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619028447        6     $ 450,000.00        $ 449,101.80    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619498015     6.25     $ 400,000.00        $ 399,238.95    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619376611     5.63     $ 485,000.00        $ 483,200.04    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        612872343        5   $ 1,000,000.00        $ 998,798.45    2/1/02    1/1/32    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619469258     5.75     $ 728,000.00        $ 723,558.95    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619294393     5.75     $ 475,000.00        $ 474,005.77    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619417233     5.75     $ 648,000.00        $ 646,643.66    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619121065     6.25     $ 380,000.00        $ 378,878.29    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618016942     6.13     $ 775,000.00        $ 773,489.65    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618372294     6.13     $ 352,500.00        $ 351,813.03    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619113873     6.13     $ 519,000.00        $ 517,988.55    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619026138     6.13     $ 425,000.00        $ 424,171.75    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618126785     6.25     $ 438,900.00        $ 438,064.93    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618784748     6.25     $ 501,500.00        $ 500,545.83    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619076333        6     $ 627,000.00        $ 625,748.52    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619046882        6     $ 575,000.00        $ 573,838.70    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618115657     6.25     $ 390,000.00        $ 389,257.97    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619001344        6     $ 378,300.00        $ 377,544.92    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618483813     6.25     $ 345,000.00        $ 343,672.65    2/1/02    1/1/32    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618151936     6.38     $ 534,950.00        $ 533,956.43    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619316981        6     $ 356,000.00        $ 355,289.43    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618437509     6.25     $ 395,000.00        $ 394,248.47    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618214054        6     $ 510,000.00        $ 509,492.29    2/1/02    1/1/32    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619302439        6     $ 650,000.00        $ 648,702.60    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        615689622      6.5     $ 345,600.00        $ 344,973.45    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617892348     6.38     $ 353,700.00        $ 353,043.06    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618720400     6.25     $ 731,250.00        $ 729,858.71    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619066649     5.88     $ 335,700.00        $ 335,013.81    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618950922     6.25     $ 436,000.00        $ 435,170.45    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619168016     5.88     $ 622,500.00        $ 618,912.84    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619661888     5.75     $ 574,800.00        $ 573,205.13    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618214043        6     $ 407,000.00        $ 405,846.61    2/1/02    1/1/32    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        617932949     6.25     $ 900,000.00        $ 897,625.67    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618009395     6.25     $ 468,000.00        $ 467,109.57    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618650883     5.88     $ 359,800.00        $ 359,064.53    1/1/02   12/1/31    2/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618641186     6.13     $ 480,000.00        $ 479,064.56    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        618904344     6.25     $ 317,000.00        $ 316,396.88    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619140160     6.13     $ 401,250.00        $ 400,467.40    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619140080     6.13     $ 600,000.00        $ 598,830.70    1/1/02   12/1/31    1/1/02    360
ABN 5/1 ARMS       5/1 CMT ARMS        619441869     6.25     $ 510,000.00        $ 509,029.66    1/1/02   12/1/31    2/1/02    360
ABN AMRO - Prior   5/1 CMT ARMS        615761869     7.13     $ 319,200.00        $ 317,381.05    8/1/01    7/1/31    1/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12000162     6.38     $ 540,000.00        $ 538,997.04    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12255113     6.25     $ 364,400.00        $ 364,054.24    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12017356     6.75     $ 307,000.00        $ 306,469.87    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12127585     6.25     $ 648,000.00        $ 646,767.10    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12213302     6.25     $ 649,950.00        $ 649,333.30    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11842028        6     $ 392,000.00        $ 390,823.42   12/1/01   11/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12008942     6.63     $ 462,400.00        $ 461,581.41    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11822632     6.88     $ 350,000.00        $ 348,512.78   10/1/01    9/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11990827     6.38     $ 328,100.00        $ 327,479.02    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11676301     6.88     $ 373,500.00        $ 373,186.21    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12056701      6.5     $ 970,000.00        $ 969,123.11    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11998697     6.38     $ 677,250.00        $ 675,890.00    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11456977      6.5     $ 493,600.00        $ 493,153.78    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11877412        7     $ 326,350.00        $ 326,082.49    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12008272     6.25     $ 977,000.00        $ 977,000.00    3/1/02    2/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12202818     6.38     $ 329,000.00        $ 329,000.00    3/1/02    2/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11866324      6.5     $ 600,000.00        $ 598,912.24    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11942810     6.25     $ 636,000.00        $ 634,789.92    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11908407     6.38     $ 400,000.00        $ 399,257.07    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12171468     6.63     $ 460,000.00        $ 459,186.04    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12043584     6.38     $ 468,000.00        $ 467,566.53    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12158721     6.38     $ 640,000.00        $ 639,407.23    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12012571      6.5     $ 405,600.00        $ 405,233.33    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12025763     6.38     $ 466,000.00        $ 465,134.48    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12130720     6.13     $ 376,000.00        $ 375,267.23    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11985686     6.13     $ 540,000.00        $ 538,363.91    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12130787     6.38     $ 535,000.00        $ 534,504.48    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11330594     6.88     $ 400,000.00        $ 398,698.21    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12130837      6.5     $ 730,000.00        $ 729,340.07    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12039483     6.38     $ 525,000.00        $ 524,024.90    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12074563     6.13     $ 464,000.00        $ 463,095.72    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         10223485     6.88     $ 373,393.00        $ 370,037.85    2/1/02    5/1/30    2/1/02    340
BKONE JAN. 25      5/1 CMT ARMS         12131694     6.63     $ 395,000.00        $ 394,060.61    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12080321     6.38     $ 397,600.00        $ 396,861.52    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11655404     6.63     $ 323,200.00        $ 322,628.11    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11872835     6.38     $ 790,000.00        $ 788,924.28    2/1/02    1/1/27    2/1/02    300
BKONE JAN. 25      5/1 CMT ARMS         11694254        7     $ 300,000.00        $ 298,756.02   10/1/01    9/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12047171     6.25     $ 425,000.00        $ 424,191.38    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12183547      6.5     $ 445,000.00        $ 443,410.42    2/1/02    1/1/22    2/1/02    240
BKONE JAN. 25      5/1 CMT ARMS         10793503      6.5     $ 437,000.00        $ 436,139.66    1/1/02   11/1/30    2/1/02    347
BKONE JAN. 25      5/1 CMT ARMS         11575917     6.63     $ 405,000.00        $ 403,193.55   10/1/01    9/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         10723203     6.38     $ 355,694.00        $ 343,589.57   12/1/01   10/1/30    2/1/02    347
BKONE JAN. 25      5/1 CMT ARMS         11951936      6.5     $ 600,000.00        $ 598,912.24    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11998739        6     $ 400,001.00        $ 398,998.52    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12047106     6.63     $ 375,000.00        $ 374,336.46    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12197430     6.25     $ 950,000.00        $ 948,192.50    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12058376     5.88     $ 625,363.00        $ 624,084.70    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11866316     6.38     $ 980,000.00        $ 978,179.82    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12210001     6.25     $ 605,000.00        $ 603,848.91    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12108908     6.75     $ 400,000.00        $ 399,555.60    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12108924     6.75     $ 650,000.00        $ 649,440.36    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12021283     6.13     $ 560,000.00        $ 559,455.71    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12017950     6.25     $ 324,000.00        $ 323,692.57    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12156873      6.5     $ 317,500.00        $ 317,212.97    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11966991     6.25     $ 843,750.00        $ 842,144.65    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12161873     6.13     $ 387,000.00        $ 382,614.55    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12093621      6.5     $ 640,000.00        $ 639,421.43    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12176632     6.13     $ 352,000.00        $ 351,314.01    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11949633      6.5     $ 325,000.00        $ 324,410.79    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12168308     6.13     $ 350,000.00        $ 349,659.82    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12061867     6.38     $ 999,950.00        $ 998,092.76    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12065348        6     $ 638,000.00        $ 636,726.54    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12065330        6     $ 420,000.00        $ 419,161.67    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11031721     6.38     $ 775,000.00        $ 773,560.56    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12147567     6.13     $ 450,000.00        $ 449,123.02    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12156832     6.38     $ 500,000.00        $ 499,536.90    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12061909      6.5     $ 396,000.00        $ 395,282.08    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12014965      6.5     $ 408,000.00        $ 407,631.16    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12015715     6.63     $ 355,820.00        $ 355,506.06    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12015475     6.25     $ 495,000.00        $ 494,058.18    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11908779     6.38     $ 397,500.00        $ 396,761.70    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12173068      6.5     $ 875,000.00        $ 875,000.00    3/1/02    2/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12065553      6.5     $ 374,500.00        $ 374,161.44    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12172979     6.13     $ 368,800.00        $ 368,382.42    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12137352     6.25     $ 830,000.00        $ 829,212.46    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12047122     6.38     $ 649,990.00        $ 649,387.97    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12090569     6.13     $ 460,000.00        $ 459,552.91    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12056792     6.25     $ 466,000.00        $ 465,299.39    2/1/02    1/1/26    2/1/02    288
BKONE JAN. 25      5/1 CMT ARMS         12056784     6.25     $ 999,990.00        $ 999,990.00    3/1/02    2/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12173001     6.25     $ 500,000.00        $ 499,525.58    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12056743     6.63     $ 490,000.00        $ 485,288.92    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12179842     6.88     $ 488,000.00        $ 487,590.01    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11972585     6.25     $ 628,000.00        $ 626,805.14    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11942018     6.38     $ 325,000.00        $ 324,396.36    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12202883     6.38     $ 353,000.00        $ 352,673.04    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12057006     6.13     $ 400,000.00        $ 399,220.45    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12166963     6.13     $ 520,000.00        $ 518,986.60    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11932159      6.5     $ 351,000.00        $ 350,682.69    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11879335     6.38     $ 371,250.00        $ 370,560.47    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12135539        6     $ 382,500.00        $ 382,119.21    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12008249     6.25     $ 400,000.00        $ 399,238.95    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11526993        6     $ 370,000.00        $ 369,261.48    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11993664     6.63     $ 931,500.00        $ 930,678.16    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11985389     6.13     $ 450,000.00        $ 449,123.02    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         10837060     6.88     $ 359,552.00        $ 358,946.11    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12011771     6.13     $ 450,000.00        $ 449,562.63    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12241428     6.63     $ 316,200.00        $ 315,921.02    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12087037     6.13     $ 570,000.00        $ 570,000.00    3/1/02    2/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12040101      6.5     $ 550,000.00        $ 548,500.18    1/1/02   12/1/31    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         11944816     6.38     $ 371,300.00        $ 370,956.10    2/1/02    1/1/32    2/1/02    360
BKONE JAN. 25      5/1 CMT ARMS         12176707     6.63     $ 337,500.00        $ 337,183.03    2/1/02    1/1/32    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11892585     6.88     $ 552,000.00        $ 550,128.99   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11746534     6.88     $ 649,950.00        $ 647,747.00   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         12083051      6.5     $ 360,000.00        $ 359,347.34    1/1/02   12/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12028544     6.25     $ 649,900.00        $ 648,663.48    1/1/02   12/1/31    3/1/02    360
BKONE NOV20        5/1 CMT ARMS         11918398     6.38     $ 432,000.00        $ 430,793.25   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11967999     6.63     $ 412,000.00        $ 410,903.45   12/1/01   11/1/31    3/1/02    360
BKONE NOV20        5/1 CMT ARMS         11942331     6.25     $ 785,000.00        $ 782,753.79   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11904364     6.75     $ 582,000.00        $ 579,978.63   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12019246     6.25     $ 432,000.00        $ 430,763.88   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11979234     6.63     $ 500,000.00        $ 498,220.76   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11845856     6.75     $ 368,000.00        $ 364,472.39   10/1/01    9/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11856259     6.88     $ 424,000.00        $ 422,562.86   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11908167     6.25     $ 365,000.00        $ 363,955.59   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12035564     6.25     $ 388,000.00        $ 386,889.77   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11931797     6.63     $ 423,200.00        $ 421,694.06   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11819000     6.63     $ 307,500.00        $ 305,724.55   10/1/01    9/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11928843     6.63     $ 324,000.00        $ 322,847.05   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11956562     5.75     $ 595,000.00        $ 593,754.59    1/1/02   12/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11807666        7     $ 649,950.00        $ 648,342.36   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12020434     6.25     $ 555,000.00        $ 553,411.90   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11941192     6.75     $ 522,000.00        $ 520,187.01   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11726742     6.63     $ 750,000.00        $ 748,672.91    1/1/02   12/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11854379        7     $ 465,000.00        $ 463,071.84   10/1/01    9/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11801610     7.25     $ 554,000.00        $ 552,255.56   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11945359     6.75     $ 382,000.00        $ 380,673.26   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11689908     7.25     $ 339,200.00        $ 338,131.90   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11961414     6.75     $ 400,000.00        $ 396,326.64   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11816451     6.75     $ 305,000.00        $ 303,918.55   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11941820      6.5     $ 352,000.00        $ 350,132.93   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11959186     6.63     $ 336,000.00        $ 335,105.73   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11959335     6.63     $ 360,000.00        $ 359,041.84   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12026209      6.5     $ 472,000.00        $ 470,712.95   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11896636     6.88     $ 506,000.00        $ 502,779.18   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11958881     6.88     $ 396,000.00        $ 394,995.07   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11824638     6.63     $ 482,000.00        $ 480,284.82   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11952231      6.5     $ 385,700.00        $ 384,293.90   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12009148      6.5     $ 595,000.00        $ 593,377.56   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS          8962599     7.38     $ 613,556.00        $ 602,855.40    9/1/01   11/1/29    3/1/02    339
BKONE NOV20        5/1 CMT ARMS         11990579     6.25     $ 385,000.00        $ 383,898.35   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11921731        7     $ 403,000.00        $ 402,002.75   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12015657      6.5     $ 970,000.00        $ 966,936.24   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         10414258     6.63     $ 900,000.00        $ 896,839.47   12/1/01    7/1/30    2/1/02    344
BKONE NOV20        5/1 CMT ARMS         11709359        7     $ 496,000.00        $ 493,943.26   10/1/01    9/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11964608     6.88     $ 400,000.00        $ 398,644.20   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11767571        6     $ 372,000.00        $ 370,883.45   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11570546     6.13     $ 420,000.00        $ 418,769.08   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         12019444     6.25     $ 625,000.00        $ 623,211.62   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11914918      6.5     $ 781,500.00        $ 779,369.02   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         10984896     7.13   $ 1,269,419.00      $ 1,264,497.16   11/1/01    7/1/29    2/1/02    333
BKONE NOV20        5/1 CMT ARMS         11661519     6.63     $ 410,000.00        $ 408,908.78   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11942679     6.63     $ 690,000.00        $ 687,544.65   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11747458        6     $ 644,000.00        $ 641,416.26   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11932050     6.13     $ 340,000.00        $ 338,942.65   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11915493     6.38     $ 600,000.00        $ 598,323.97   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11874955      6.5     $ 420,000.00        $ 418,158.51   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11750577      6.5     $ 415,000.00        $ 413,868.37   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11691292        7     $ 731,250.00        $ 729,441.27   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11747474     6.38     $ 300,000.00        $ 299,161.98   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11970530      6.5     $ 385,000.00        $ 383,950.18   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11796075     6.25     $ 500,000.00        $ 499,048.69    1/1/02   12/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11866191     6.75     $ 480,000.00        $ 478,332.89   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         10964476     6.75     $ 463,500.00        $ 461,815.41   11/1/01    3/1/31    1/1/02    353
BKONE NOV20        5/1 CMT ARMS         11843430     6.75     $ 649,999.00        $ 647,741.46   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11932530     6.63     $ 355,000.00        $ 353,736.74   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11866258      6.5     $ 324,000.00        $ 323,116.50   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         10560514     6.25     $ 738,700.00        $ 736,586.30   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11661089     6.75     $ 592,000.00        $ 589,943.89   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11877313     6.88     $ 450,000.00        $ 446,149.61   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11685070     6.88     $ 656,000.00        $ 653,776.48   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11877404     6.13     $ 805,000.00        $ 802,640.75   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11985660     6.25     $ 492,000.00        $ 489,074.27    1/1/02   12/1/31    3/1/02    360
BKONE NOV20        5/1 CMT ARMS         11985678     6.13     $ 649,999.00        $ 648,732.24    1/1/02   12/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11870110     6.75     $ 539,774.00        $ 537,899.29   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11821287     6.38     $ 532,000.00        $ 530,013.28   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11872983     6.38     $ 336,000.00        $ 335,061.40   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         10652824      6.5     $ 337,500.00        $ 335,831.30   10/1/01    1/1/31    1/1/02    352
BKONE NOV20        5/1 CMT ARMS         11758430     6.75     $ 350,000.00        $ 348,776.80   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11876729     6.25     $ 373,255.00        $ 370,166.09   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11922978     6.75     $ 480,000.00        $ 478,753.18   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11847670     6.75     $ 344,000.00        $ 342,805.24   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11958519     6.88     $ 340,000.00        $ 338,041.85   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11810413        7     $ 548,000.00        $ 545,727.68   10/1/01    9/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11922960     6.75     $ 346,000.00        $ 345,101.26   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11943453     6.63     $ 375,000.00        $ 373,593.11   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11831443     6.88     $ 376,000.00        $ 374,725.54   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11794385     7.13     $ 778,700.00        $ 776,186.84   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11993532     6.25     $ 309,000.00        $ 305,065.64   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12012068     6.38     $ 332,800.00        $ 331,870.36   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11802162     7.13     $ 336,000.00        $ 333,875.63   11/1/01   10/1/26    2/1/02    300
BKONE NOV20        5/1 CMT ARMS         11960937     6.75     $ 550,000.00        $ 548,571.38   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11739117     6.75     $ 649,990.00        $ 648,301.63   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11123528     7.13     $ 649,900.00        $ 644,010.33    3/1/01    2/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         10032522     7.13     $ 699,500.00        $ 696,346.28   10/1/01    5/1/30    3/1/02    344
BKONE NOV20        5/1 CMT ARMS         11917994     6.75     $ 600,000.00        $ 597,916.13   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11940525     6.63     $ 715,000.00        $ 712,455.69   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11796976     6.88     $ 510,000.00        $ 508,271.36   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11737921     6.75     $ 412,000.00        $ 410,569.06   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11718194     6.88     $ 900,000.00        $ 896,949.47   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11752565     6.75     $ 331,000.00        $ 329,652.84   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11805538     6.38     $ 369,000.00        $ 367,470.80   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11921624     6.75     $ 401,000.00        $ 399,607.29   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         10125268        7     $ 357,050.00        $ 355,627.25   11/1/01    7/1/30    1/1/02    345
BKONE NOV20        5/1 CMT ARMS         10539351     6.75     $ 550,000.00        $ 547,934.77   11/1/01   10/1/30    2/1/02    348
BKONE NOV20        5/1 CMT ARMS          9291386     7.13     $ 649,563.00        $ 647,242.92   11/1/01    7/1/30    2/1/02    345
BKONE NOV20        5/1 CMT ARMS         10418283     6.75     $ 493,692.00        $ 491,838.18   11/1/01   10/1/30    2/1/02    348
BKONE NOV20        5/1 CMT ARMS         11722048     6.75     $ 600,000.00        $ 597,916.13   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11866225     6.75     $ 330,000.00        $ 328,853.85   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11939196     6.38     $ 480,000.00        $ 478,207.46   11/1/01   10/1/31    3/1/02    360
BKONE NOV20        5/1 CMT ARMS         11759826     6.75     $ 456,700.00        $ 455,113.83   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         10983591     6.63     $ 999,950.00        $ 996,180.36   11/1/01    1/1/31    1/1/02    351
BKONE NOV20        5/1 CMT ARMS         11896412     6.63     $ 805,000.00        $ 802,857.50   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12013231     6.13     $ 378,000.00        $ 376,297.22   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12061636      6.5     $ 569,600.00        $ 568,046.83   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11901782     6.63     $ 355,000.00        $ 354,055.17   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11893625        6     $ 595,000.00        $ 593,214.11   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11717683      6.5     $ 502,500.00        $ 501,129.78   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11866365     6.38     $ 349,000.00        $ 348,025.10   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11943743     6.38     $ 830,000.00        $ 827,681.47   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         12031712      6.5     $ 445,650.00        $ 442,418.52   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11647047     6.88     $ 999,990.00        $ 997,455.18   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12017612     6.25     $ 370,000.00        $ 369,296.01    1/1/02   12/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         10021848      6.5     $ 354,750.00        $ 152,950.15    1/1/02    7/1/30    2/1/02    343
BKONE NOV20        5/1 CMT ARMS         11745122     6.63     $ 345,000.00        $ 343,461.15   10/1/01    9/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11782174     6.63     $ 565,000.00        $ 562,989.47   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11742160     6.88     $ 370,000.00        $ 367,018.80    9/1/01    8/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11745676     6.88     $ 424,000.00        $ 422,198.41   10/1/01    9/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11745585        7     $ 500,000.00        $ 497,926.20   10/1/01    9/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11939329     6.38     $ 404,800.00        $ 403,669.23   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11949518     6.38     $ 444,000.00        $ 442,944.10    1/1/02   12/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         10396117        7     $ 855,956.00        $ 846,174.30   10/1/01    7/1/30    1/1/02    346
BKONE NOV20        5/1 CMT ARMS         11968492     6.25     $ 360,000.00        $ 358,622.92   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11805983     6.75     $ 400,000.00        $ 398,258.52   10/1/01    9/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11031580     6.88     $ 600,000.00        $ 597,966.29   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11966942     6.38     $ 721,000.00        $ 718,784.88   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11966975     6.13     $ 642,000.00        $ 629,564.80   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11898970      6.5     $ 456,000.00        $ 454,337.59   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11860251     6.38     $ 725,000.00        $ 722,974.79   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11860319     6.63     $ 360,000.00        $ 358,941.87   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11905585     6.63     $ 354,000.00        $ 352,469.99   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         12028783     6.13     $ 320,000.00        $ 319,062.15   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11910619      6.5     $ 324,000.00        $ 322,274.14   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11881604     6.38     $ 900,000.00        $ 897,485.95   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11847258        7     $ 334,300.00        $ 332,913.78   10/1/01    9/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11796448     6.63     $ 411,000.00        $ 409,906.13   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11908829     6.25     $ 504,430.00        $ 503,470.25    1/1/02   12/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11926995     6.63     $ 700,000.00        $ 697,491.06   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11984515     6.63     $ 520,000.00        $ 518,616.02   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11747805     7.13     $ 413,500.00        $ 412,165.48   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11910825     6.13     $ 340,000.00        $ 339,003.54   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11989779     6.63     $ 538,400.00        $ 536,967.05   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11728342     6.88     $ 370,000.00        $ 368,544.16   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         10955888     7.13   $ 1,840,000.00      $ 1,825,826.88    8/1/01   11/1/27    1/1/02    316
BKONE NOV20        5/1 CMT ARMS         11832102     6.88     $ 632,000.00        $ 599,692.96   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11837267     6.38     $ 355,000.00        $ 353,572.67   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11942786      6.5     $ 368,500.00        $ 367,831.28    1/1/02   12/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11722006     6.38     $ 667,500.00        $ 665,635.39   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11772365     6.88     $ 370,000.00        $ 368,740.74   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11747482     6.75     $ 457,000.00        $ 454,904.29   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11874963      6.5     $ 400,000.00        $ 398,909.28   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11874872     6.63     $ 630,000.00        $ 628,323.27   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11893997        6     $ 360,000.00        $ 358,915.60   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11918828     6.88     $ 420,000.00        $ 418,576.39   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11991569     6.38     $ 495,000.00        $ 493,617.26   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11869237     6.25     $ 375,000.00        $ 368,827.33   12/1/01   11/1/16    2/1/02    180
BKONE NOV20        5/1 CMT ARMS         11086139     6.25     $ 325,000.00        $ 324,381.63    1/1/02   12/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11777109     6.38     $ 303,300.00        $ 302,452.76   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11938669     6.75     $ 363,000.00        $ 361,672.19   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11993508     6.38     $ 384,000.00        $ 382,927.31   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11921905     6.63     $ 355,000.00        $ 353,736.74   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11812955     6.88     $ 420,400.00        $ 418,613.71   10/1/01    9/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11750452        7     $ 375,600.00        $ 374,042.53   10/1/01    9/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11976164     6.63     $ 309,000.00        $ 307,900.41   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12085726      6.5     $ 320,000.00        $ 319,126.81   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11761400     6.63     $ 649,900.00        $ 647,587.33   11/1/01   10/1/31    4/1/02    360
BKONE NOV20        5/1 CMT ARMS         11838208     6.63     $ 576,000.00        $ 574,466.96   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11918422     6.38     $ 355,000.00        $ 354,008.34   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11847357        7     $ 350,000.00        $ 348,842.35   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11968443     6.38     $ 357,000.00        $ 356,002.75   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11810355     6.88     $ 369,000.00        $ 367,326.04   10/1/01    9/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11989225     6.63     $ 328,000.00        $ 326,830.88   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11984697     6.63     $ 328,200.00        $ 327,326.48   12/1/01   11/1/31    3/1/02    360
BKONE NOV20        5/1 CMT ARMS         11989753      6.5     $ 563,000.00        $ 561,464.81   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12015749      6.5     $ 530,000.00        $ 528,554.79   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12038774     6.13     $ 309,000.00        $ 308,094.39   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11828746     6.88     $ 372,000.00        $ 368,205.73   10/1/01    9/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11921418     6.38     $ 400,000.00        $ 398,506.22   11/1/01   10/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11965324      6.5     $ 504,000.00        $ 502,625.69   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         11990546     6.63     $ 548,000.00        $ 546,541.50   12/1/01   11/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         12006235     6.13     $ 400,100.00        $ 398,927.42   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         12028460     6.63     $ 452,500.00        $ 451,295.68   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11927530     6.38     $ 365,000.00        $ 363,636.92   11/1/01   10/1/31    1/1/02    360
BKONE NOV20        5/1 CMT ARMS         12014759     6.38     $ 631,800.00        $ 627,843.08   12/1/01   11/1/31    2/1/02    360
BKONE NOV20        5/1 CMT ARMS         11942604     6.38     $ 304,500.00        $ 302,009.41   11/1/01   10/1/31    2/1/02    360
BKONE Prior        5/1 CMT ARMS         11317823     7.38     $ 417,600.00        $ 414,332.15    5/1/01    4/1/31    1/1/02    360
BKONE Prior        5/1 CMT ARMS         11401676     6.88     $ 832,335.00        $ 826,627.42    7/1/01    6/1/31    1/1/02    360
                                                                               $300,915,191.72

 PORTFOLIO              APPR       MARGIN     FRCDT   FACAP     NRCDT   ACAP    LCAP     MAXRATE    MINRATE   STATE   FICO   SFEE
------------       --------------  ------    -------  -----    ------   ----    ----     -------    -------   -----   ----   -----
ABN 5/1 ARMS       $ 1,320,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      723   0.38
ABN 5/1 ARMS         $ 721,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      735   0.38
ABN 5/1 ARMS       $ 1,200,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    CA      744   0.38
ABN 5/1 ARMS         $ 780,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      658   0.38
ABN 5/1 ARMS       $ 1,264,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      753   0.38
ABN 5/1 ARMS         $ 400,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      713   0.38
ABN 5/1 ARMS         $ 455,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      729   0.38
ABN 5/1 ARMS       $ 1,200,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      717   0.38
ABN 5/1 ARMS         $ 865,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    CA      745   0.38
ABN 5/1 ARMS         $ 850,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    CA      758   0.38
ABN 5/1 ARMS       $ 1,400,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      734   0.38
ABN 5/1 ARMS         $ 850,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      755   0.38
ABN 5/1 ARMS         $ 415,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      686   0.38
ABN 5/1 ARMS       $ 1,650,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      737   0.38
ABN 5/1 ARMS       $ 1,070,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      777   0.38
ABN 5/1 ARMS         $ 510,000.00   2.75     12/1/06    2      12/1/06    2      5        10.875       2.75    CA      700   0.38
ABN 5/1 ARMS       $ 1,345,000.00   2.75     12/1/06    2      12/1/06    2      5        10.625       2.75    CA      765   0.38
ABN 5/1 ARMS         $ 880,000.00   2.75     10/1/06    2      10/1/06    2      5          11.5       2.75    CA      696   0.38
ABN 5/1 ARMS         $ 644,000.00   2.75     10/1/06    2      10/1/06    2      5         11.25       2.75    CA      696   0.38
ABN 5/1 ARMS         $ 725,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      722   0.38
ABN 5/1 ARMS         $ 505,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      789   0.38
ABN 5/1 ARMS         $ 555,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      789   0.38
ABN 5/1 ARMS         $ 586,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      716   0.38
ABN 5/1 ARMS         $ 800,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      733   0.38
ABN 5/1 ARMS         $ 425,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      747   0.38
ABN 5/1 ARMS         $ 557,000.00   2.75     12/1/06    2      12/1/06    2      5        10.625       2.75    CA      673   0.38
ABN 5/1 ARMS       $ 1,250,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      722   0.38
ABN 5/1 ARMS         $ 520,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      718   0.38
ABN 5/1 ARMS         $ 813,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      769   0.38
ABN 5/1 ARMS         $ 580,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      762   0.38
ABN 5/1 ARMS         $ 925,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    CA      735   0.38
ABN 5/1 ARMS         $ 534,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    CA      717   0.38
ABN 5/1 ARMS         $ 950,000.00   2.75     11/1/06    2      11/1/06    2      5            11       2.75    CA      766   0.38
ABN 5/1 ARMS         $ 890,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    CA      709   0.38
ABN 5/1 ARMS         $ 739,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      779   0.38
ABN 5/1 ARMS       $ 2,675,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      771   0.38
ABN 5/1 ARMS       $ 1,000,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      691   0.38
ABN 5/1 ARMS       $ 1,970,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      775   0.38
ABN 5/1 ARMS       $ 1,100,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      748   0.38
ABN 5/1 ARMS         $ 855,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      653   0.38
ABN 5/1 ARMS         $ 650,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      757   0.38
ABN 5/1 ARMS       $ 1,250,000.00   2.75      1/1/07    2       1/1/07    2      5            11       2.75    CA      745   0.38
ABN 5/1 ARMS       $ 1,100,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    CA      783   0.38
ABN 5/1 ARMS         $ 650,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      759   0.38
ABN 5/1 ARMS       $ 1,250,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      786   0.38
ABN 5/1 ARMS         $ 575,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      735   0.38
ABN 5/1 ARMS         $ 850,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      777   0.38
ABN 5/1 ARMS         $ 490,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      768   0.38
ABN 5/1 ARMS         $ 623,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      679   0.38
ABN 5/1 ARMS         $ 640,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      762   0.38
ABN 5/1 ARMS         $ 450,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      682   0.38
ABN 5/1 ARMS         $ 450,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      752   0.38
ABN 5/1 ARMS         $ 515,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      768   0.38
ABN 5/1 ARMS         $ 420,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      736   0.38
ABN 5/1 ARMS         $ 850,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      770   0.38
ABN 5/1 ARMS       $ 1,800,000.00   2.75     12/1/06    2      12/1/06    2      5          10.5       2.75    CA      783   0.38
ABN 5/1 ARMS         $ 685,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      763   0.38
ABN 5/1 ARMS       $ 2,900,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      740   0.38
ABN 5/1 ARMS         $ 575,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      684   0.38
ABN 5/1 ARMS         $ 458,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      730   0.38
ABN 5/1 ARMS         $ 480,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      769   0.38
ABN 5/1 ARMS         $ 980,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      698   0.38
ABN 5/1 ARMS         $ 715,000.00   2.75     12/1/06    2      12/1/06    2      5        11.375       2.75    CA      748   0.38
ABN 5/1 ARMS         $ 485,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      797   0.38
ABN 5/1 ARMS         $ 850,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      708   0.38
ABN 5/1 ARMS       $ 1,390,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      665   0.38
ABN 5/1 ARMS         $ 700,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    CA      789   0.38
ABN 5/1 ARMS       $ 1,150,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      765   0.38
ABN 5/1 ARMS         $ 655,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      772   0.38
ABN 5/1 ARMS         $ 650,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      696   0.38
ABN 5/1 ARMS         $ 538,500.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      749   0.38
ABN 5/1 ARMS         $ 597,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      774   0.38
ABN 5/1 ARMS         $ 585,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      710   0.38
ABN 5/1 ARMS         $ 775,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      766   0.38
ABN 5/1 ARMS       $ 1,450,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    CA      718   0.38
ABN 5/1 ARMS       $ 1,032,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    CA      771   0.38
ABN 5/1 ARMS       $ 1,175,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      712   0.38
ABN 5/1 ARMS         $ 920,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    CA      724   0.38
ABN 5/1 ARMS       $ 1,300,000.00   2.75     12/1/06    2      12/1/06    2      5        11.375       2.75    CA      684   0.38
ABN 5/1 ARMS         $ 830,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      693   0.38
ABN 5/1 ARMS       $ 2,100,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      755   0.38
ABN 5/1 ARMS         $ 900,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    CA      761   0.38
ABN 5/1 ARMS       $ 2,800,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      766   0.38
ABN 5/1 ARMS         $ 940,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    CA      680   0.38
ABN 5/1 ARMS         $ 440,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    CA      755   0.38
ABN 5/1 ARMS         $ 492,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      812   0.38
ABN 5/1 ARMS         $ 425,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      682   0.38
ABN 5/1 ARMS         $ 550,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      681   0.38
ABN 5/1 ARMS         $ 875,000.00   2.75     12/1/06    2      12/1/06    2      5          10.5       2.75    CA      709   0.38
ABN 5/1 ARMS       $ 1,200,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      777   0.38
ABN 5/1 ARMS         $ 825,000.00   2.75     11/1/06    2      11/1/06    2      5          10.5       2.75    CA      725   0.38
ABN 5/1 ARMS         $ 502,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      717   0.38
ABN 5/1 ARMS         $ 542,000.00   2.75     12/1/06    2      12/1/06    2      5         11.75       2.75    CA      731   0.38
ABN 5/1 ARMS         $ 650,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    CA      790   0.38
ABN 5/1 ARMS         $ 515,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      663   0.38
ABN 5/1 ARMS         $ 415,000.00   2.75     12/1/06    2      12/1/06    2      5        10.875       2.75    CA      693   0.38
ABN 5/1 ARMS         $ 475,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      700   0.38
ABN 5/1 ARMS         $ 910,000.00   2.75     12/1/06    2      12/1/06    2      5        11.375       2.75    CA      767   0.38
ABN 5/1 ARMS       $ 1,290,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      728   0.38
ABN 5/1 ARMS         $ 840,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      755   0.38
ABN 5/1 ARMS       $ 2,200,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      773   0.38
ABN 5/1 ARMS         $ 393,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      710   0.38
ABN 5/1 ARMS       $ 1,160,000.00   2.75     12/1/06    2      12/1/06    2      5        10.875       2.75    CA      671   0.38
ABN 5/1 ARMS         $ 625,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      761   0.38
ABN 5/1 ARMS         $ 620,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      784   0.38
ABN 5/1 ARMS         $ 650,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      720   0.38
ABN 5/1 ARMS         $ 760,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      773   0.38
ABN 5/1 ARMS         $ 875,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      745   0.38
ABN 5/1 ARMS       $ 1,350,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      773   0.38
ABN 5/1 ARMS         $ 450,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      730   0.38
ABN 5/1 ARMS       $ 2,328,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      690   0.38
ABN 5/1 ARMS         $ 464,000.00   2.75     12/1/06    2      12/1/06    2      5            10       2.75    CA      668   0.38
ABN 5/1 ARMS         $ 460,000.00   2.75      1/1/07    2       1/1/07    2      5            11       2.75    CA      731   0.38
ABN 5/1 ARMS         $ 583,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      689   0.38
ABN 5/1 ARMS         $ 531,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      742   0.38
ABN 5/1 ARMS       $ 1,320,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      779   0.38
ABN 5/1 ARMS         $ 610,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      737   0.38
ABN 5/1 ARMS       $ 1,200,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      782   0.38
ABN 5/1 ARMS       $ 2,200,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      740   0.38
ABN 5/1 ARMS         $ 490,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      720   0.38
ABN 5/1 ARMS         $ 504,000.00   2.75      9/1/06    2       9/1/06    2      5            12       2.75    CA      678   0.38
ABN 5/1 ARMS         $ 541,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      739   0.38
ABN 5/1 ARMS         $ 425,000.00   2.75     12/1/06    2      12/1/06    2      5        11.375       2.75    CA      779   0.38
ABN 5/1 ARMS         $ 450,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      693   0.38
ABN 5/1 ARMS         $ 480,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    CA      652   0.38
ABN 5/1 ARMS         $ 655,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      753   0.38
ABN 5/1 ARMS         $ 730,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      794   0.38
ABN 5/1 ARMS         $ 825,000.00   2.75     12/1/06    2      12/1/06    2      5        10.875       2.75    CA      781   0.38
ABN 5/1 ARMS         $ 630,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      730   0.38
ABN 5/1 ARMS         $ 771,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      747   0.38
ABN 5/1 ARMS         $ 496,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      725   0.38
ABN 5/1 ARMS         $ 750,000.00   2.75     12/1/06    2      12/1/06    2      5          10.5       2.75    CA      675   0.38
ABN 5/1 ARMS         $ 600,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      701   0.38
ABN 5/1 ARMS         $ 626,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      731   0.38
ABN 5/1 ARMS       $ 1,020,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      794   0.38
ABN 5/1 ARMS         $ 470,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    CA      676   0.38
ABN 5/1 ARMS         $ 604,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      723   0.38
ABN 5/1 ARMS         $ 530,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      704   0.38
ABN 5/1 ARMS         $ 863,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      782   0.38
ABN 5/1 ARMS         $ 550,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      765   0.38
ABN 5/1 ARMS         $ 946,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      770   0.38
ABN 5/1 ARMS         $ 475,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      749   0.38
ABN 5/1 ARMS         $ 640,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      799   0.38
ABN 5/1 ARMS         $ 720,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      686   0.38
ABN 5/1 ARMS         $ 480,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      722   0.38
ABN 5/1 ARMS         $ 670,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      705   0.38
ABN 5/1 ARMS         $ 620,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      780   0.38
ABN 5/1 ARMS         $ 605,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      757   0.38
ABN 5/1 ARMS         $ 850,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    CA      773   0.38
ABN 5/1 ARMS       $ 1,200,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      671   0.38
ABN 5/1 ARMS         $ 869,950.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      773   0.38
ABN 5/1 ARMS         $ 715,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    CA      738   0.38
ABN 5/1 ARMS         $ 725,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      742   0.38
ABN 5/1 ARMS         $ 565,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      728   0.38
ABN 5/1 ARMS         $ 600,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      728   0.38
ABN 5/1 ARMS         $ 485,900.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      760   0.38
ABN 5/1 ARMS         $ 645,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      737   0.38
ABN 5/1 ARMS         $ 715,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      765   0.38
ABN 5/1 ARMS         $ 640,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      799   0.38
ABN 5/1 ARMS         $ 690,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      760   0.38
ABN 5/1 ARMS       $ 1,100,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      747   0.38
ABN 5/1 ARMS         $ 535,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    CA      708   0.38
ABN 5/1 ARMS         $ 480,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      778   0.38
ABN 5/1 ARMS       $ 1,100,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      772   0.38
ABN 5/1 ARMS         $ 680,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      760   0.38
ABN 5/1 ARMS         $ 970,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      747   0.38
ABN 5/1 ARMS       $ 1,040,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      781   0.38
ABN 5/1 ARMS         $ 721,000.00   2.75      1/1/07    2       1/1/07    2      5          11.5       2.75    CA      707   0.38
ABN 5/1 ARMS         $ 730,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      777   0.38
ABN 5/1 ARMS         $ 480,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      789   0.38
ABN 5/1 ARMS         $ 680,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      739   0.38
ABN 5/1 ARMS       $ 1,285,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      797   0.38
ABN 5/1 ARMS         $ 945,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      771   0.38
ABN 5/1 ARMS       $ 1,222,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    CA      781   0.38
ABN 5/1 ARMS         $ 670,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      749   0.38
ABN 5/1 ARMS         $ 495,000.00   2.75     11/1/06    2      11/1/06    2      5            11       2.75    CA      706   0.38
ABN 5/1 ARMS         $ 598,500.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      770   0.38
ABN 5/1 ARMS         $ 614,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      650   0.38
ABN 5/1 ARMS         $ 750,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      738   0.38
ABN 5/1 ARMS         $ 460,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    CA      723   0.38
ABN 5/1 ARMS         $ 620,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    CA      639   0.38
ABN 5/1 ARMS         $ 450,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      763   0.38
ABN 5/1 ARMS         $ 610,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    CA      753   0.38
ABN 5/1 ARMS       $ 1,500,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      791   0.38
ABN 5/1 ARMS       $ 1,500,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      763   0.38
ABN 5/1 ARMS         $ 650,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      770   0.38
ABN 5/1 ARMS         $ 710,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    CA      791   0.38
ABN 5/1 ARMS         $ 415,500.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      782   0.38
ABN 5/1 ARMS         $ 540,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      784   0.38
ABN 5/1 ARMS         $ 610,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      779   0.38
ABN 5/1 ARMS         $ 850,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      782   0.38
ABN 5/1 ARMS         $ 475,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    CA      761   0.38
ABN 5/1 ARMS         $ 925,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      742   0.38
ABN 5/1 ARMS         $ 560,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      772   0.38
ABN 5/1 ARMS       $ 1,500,000.00   2.75     12/1/06    2      12/1/06    2      5        11.375       2.75    CA      709   0.38
ABN 5/1 ARMS       $ 1,842,500.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      716   0.38
ABN 5/1 ARMS       $ 1,100,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      653   0.38
ABN 5/1 ARMS         $ 660,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    CA      757   0.38
ABN 5/1 ARMS         $ 930,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      749   0.38
ABN 5/1 ARMS         $ 550,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    CA      786   0.38
ABN 5/1 ARMS       $ 2,535,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    CA      764   0.38
ABN 5/1 ARMS         $ 525,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      750   0.38
ABN 5/1 ARMS         $ 590,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    CA      746   0.38
ABN 5/1 ARMS         $ 805,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      722   0.38
ABN 5/1 ARMS         $ 475,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      757   0.38
ABN 5/1 ARMS         $ 740,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      743   0.38
ABN 5/1 ARMS         $ 430,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      724   0.38
ABN 5/1 ARMS       $ 1,400,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CA      769   0.38
ABN 5/1 ARMS         $ 690,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CO      795   0.38
ABN 5/1 ARMS         $ 665,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    CO      686   0.38
ABN 5/1 ARMS         $ 465,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    DC      699   0.38
ABN 5/1 ARMS         $ 475,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    FL      747   0.38
ABN 5/1 ARMS         $ 475,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    GA      655   0.38
ABN 5/1 ARMS         $ 488,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    GA      777   0.38
ABN 5/1 ARMS       $ 2,150,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    IL      779   0.38
ABN 5/1 ARMS         $ 500,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IL      794   0.38
ABN 5/1 ARMS         $ 875,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IL      749   0.38
ABN 5/1 ARMS         $ 539,000.00   2.75     12/1/06    2      12/1/06    2      5          10.5       2.75    IL      724   0.38
ABN 5/1 ARMS         $ 500,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IL      774   0.38
ABN 5/1 ARMS         $ 454,000.00   2.75     12/1/06    2      12/1/06    2      5        11.375       2.75    IL      723   0.38
ABN 5/1 ARMS       $ 1,360,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    IL      709   0.38
ABN 5/1 ARMS         $ 800,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    IL      758   0.38
ABN 5/1 ARMS         $ 420,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IL      772   0.38
ABN 5/1 ARMS         $ 600,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IL      705   0.38
ABN 5/1 ARMS       $ 1,130,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    IL      739   0.38
ABN 5/1 ARMS         $ 560,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IL      770   0.38
ABN 5/1 ARMS         $ 608,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    IL      764   0.38
ABN 5/1 ARMS       $ 1,100,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IL      704   0.38
ABN 5/1 ARMS         $ 460,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IL      723   0.38
ABN 5/1 ARMS         $ 805,000.00   2.75      1/1/07    2       1/1/07    2      5            11       2.75    IL      700   0.38
ABN 5/1 ARMS         $ 900,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    MI      696   0.38
ABN 5/1 ARMS         $ 548,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    MO      810   0.38
ABN 5/1 ARMS         $ 585,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    NY      768   0.38
ABN 5/1 ARMS         $ 415,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CO      745   0.38
ABN 5/1 ARMS         $ 570,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    FL      722   0.38
ABN 5/1 ARMS         $ 500,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    MS      741   0.38
ABN 5/1 ARMS         $ 630,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    MI      720   0.38
ABN 5/1 ARMS         $ 385,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    NE      712   0.38
ABN 5/1 ARMS       $ 1,385,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    TX      628   0.38
ABN 5/1 ARMS         $ 810,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    TX      757   0.38
ABN 5/1 ARMS         $ 435,000.00   2.75     12/1/06    2      12/1/06    2      5          10.5       2.75    TX      762   0.38
ABN 5/1 ARMS         $ 450,000.00   2.75     12/1/06    2      12/1/06    2      5          10.5       2.75    CO      762   0.38
ABN 5/1 ARMS         $ 650,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    UT      740   0.38
ABN 5/1 ARMS         $ 570,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CA      769   0.38
ABN 5/1 ARMS       $ 1,000,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    TX      741   0.38
ABN 5/1 ARMS         $ 565,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    VA      798   0.38
ABN 5/1 ARMS         $ 558,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    VA      765   0.38
ABN 5/1 ARMS         $ 427,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    VA      791   0.38
ABN 5/1 ARMS         $ 850,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    WA      788   0.38
ABN 5/1 ARMS       $ 1,390,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    WI      721   0.38
ABN 5/1 ARMS         $ 475,000.00   2.75      1/1/07    2       1/1/07    2      5            11       2.75    PA      752   0.38
ABN 5/1 ARMS         $ 712,500.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    MD      787   0.38
ABN 5/1 ARMS         $ 940,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    MD      807   0.38
ABN 5/1 ARMS         $ 430,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    MD      663   0.38
ABN 5/1 ARMS         $ 780,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    MD      744   0.38
ABN 5/1 ARMS         $ 500,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    NC      724   0.38
ABN 5/1 ARMS       $ 1,000,000.00   2.75     12/1/06    2      12/1/06    2      5        10.625       2.75    GA      783   0.38
ABN 5/1 ARMS       $ 2,000,000.00   2.75      1/1/07    2       1/1/07    2      5            10       2.75    GA      680   0.38
ABN 5/1 ARMS       $ 1,050,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    OH      693   0.38
ABN 5/1 ARMS         $ 875,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    OH      622   0.38
ABN 5/1 ARMS         $ 810,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    OH      761   0.38
ABN 5/1 ARMS         $ 475,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    OH      773   0.38
ABN 5/1 ARMS       $ 1,200,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    MI      773   0.38
ABN 5/1 ARMS         $ 470,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    MI      741   0.38
ABN 5/1 ARMS         $ 709,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    MI      751   0.38
ABN 5/1 ARMS         $ 675,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    MI      715   0.38
ABN 5/1 ARMS         $ 754,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    MI      731   0.38
ABN 5/1 ARMS         $ 650,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    MI      750   0.38
ABN 5/1 ARMS       $ 1,350,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    MI      769   0.38
ABN 5/1 ARMS         $ 775,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    MI      772   0.38
ABN 5/1 ARMS         $ 500,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    MI      704   0.38
ABN 5/1 ARMS         $ 530,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    IL      797   0.38
ABN 5/1 ARMS         $ 575,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    IL      700   0.38
ABN 5/1 ARMS         $ 670,000.00   2.75     12/1/06    2      12/1/06    2      5        11.375       2.75    IL      655   0.38
ABN 5/1 ARMS         $ 445,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    IL      746   0.38
ABN 5/1 ARMS         $ 700,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IL      763   0.38
ABN 5/1 ARMS         $ 680,000.00   2.75      1/1/07    2       1/1/07    2      5            11       2.75    IL      700   0.38
ABN 5/1 ARMS       $ 1,100,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    IL      742   0.38
ABN 5/1 ARMS         $ 432,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    IL      744   0.38
ABN 5/1 ARMS         $ 445,000.00   2.75     12/1/06    2      12/1/06    2      5        11.375       2.75    IL      737   0.38
ABN 5/1 ARMS         $ 975,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IL      688   0.38
ABN 5/1 ARMS         $ 380,000.00   2.75     12/1/06    2      12/1/06    2      5        10.875       2.75    CO      713   0.38
ABN 5/1 ARMS         $ 625,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    AZ      759   0.38
ABN 5/1 ARMS         $ 870,000.00   2.75     12/1/06    2      12/1/06    2      5        10.875       2.75    AZ      742   0.38
ABN 5/1 ARMS         $ 775,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    AZ      641   0.38
ABN 5/1 ARMS         $ 550,000.00   2.75      1/1/07    2       1/1/07    2      5            11       2.75    NV      785   0.38
ABN 5/1 ARMS       $ 1,235,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    WA      731   0.38
ABN 5/1 ARMS         $ 585,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    WA      772   0.38
ABN 5/1 ARMS         $ 405,000.00   2.75     12/1/06    2      12/1/06    2      5        10.875       2.75    WA      746   0.38
ABN 5/1 ARMS         $ 950,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    MA      742   0.38
ABN 5/1 ARMS         $ 467,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    MA      703   0.38
ABN 5/1 ARMS         $ 535,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CT      711   0.38
ABN 5/1 ARMS         $ 825,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    CT      770   0.38
ABN 5/1 ARMS         $ 660,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    CT      729   0.38
ABN AMRO - Prio      $ 399,000.00   2.75      7/1/06    2       7/1/06    2      5        12.125      2.125    CA      693    0.5
BKONE JAN. 25        $ 678,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    CA      716   0.25
BKONE JAN. 25        $ 455,500.00   2.75      2/1/07    2       2/1/07    2      5         11.25       2.75    CA      776   0.25
BKONE JAN. 25        $ 410,000.00   2.75      1/1/07    2       1/1/07    2      5         11.75       2.75    CA      680   0.25
BKONE JAN. 25        $ 810,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    CA      773   0.25
BKONE JAN. 25        $ 925,000.00   2.75      2/1/07    2       2/1/07    2      5         11.25       2.75    CA      679   0.25
BKONE JAN. 25        $ 490,000.00   2.75     12/1/06    2      12/1/06    2      5            11       2.75    CA      670   0.25
BKONE JAN. 25        $ 578,000.00   2.75      1/1/07    2       1/1/07    2      5        11.625       2.75    CA      660   0.25
BKONE JAN. 25        $ 440,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    CO      714   0.25
BKONE JAN. 25        $ 390,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    CO      620   0.25
BKONE JAN. 25        $ 415,000.00   2.75      2/1/07    2       2/1/07    2      5        11.875       2.75    FL      705   0.25
BKONE JAN. 25      $ 4,600,000.00   2.75      2/1/07    2       2/1/07    2      5          11.5       2.75    FL      741   0.25
BKONE JAN. 25        $ 980,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    IL      760   0.25
BKONE JAN. 25        $ 617,000.00   2.75      2/1/07    2       2/1/07    2      5          11.5       2.75    IL      770   0.25
BKONE JAN. 25        $ 410,000.00   2.75      2/1/07    2       2/1/07    2      5            12       2.75    IL      617   0.25
BKONE JAN. 25      $ 1,500,000.00   2.75      3/1/07    2       3/1/07    2      5         11.25       2.75    IL      740   0.25
BKONE JAN. 25        $ 475,000.00   2.75      3/1/07    2       3/1/07    2      5        11.375       2.75    IL      761   0.25
BKONE JAN. 25        $ 800,000.00   2.75      1/1/07    2       1/1/07    2      5          11.5       2.75    IL      675   0.25
BKONE JAN. 25        $ 845,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    IL      635   0.25
BKONE JAN. 25        $ 530,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    IL      777   0.25
BKONE JAN. 25        $ 575,000.00   2.75      1/1/07    2       1/1/07    2      5        11.625       2.75    IL      753   0.25
BKONE JAN. 25        $ 790,000.00   2.75      2/1/07    2       2/1/07    2      5        11.375       2.75    IL      719   0.25
BKONE JAN. 25        $ 850,000.00   2.75      2/1/07    2       2/1/07    2      5        11.375       2.75    IL      672   0.25
BKONE JAN. 25        $ 507,000.00   2.75      2/1/07    2       2/1/07    2      5          11.5       2.75    IL      696   0.25
BKONE JAN. 25        $ 590,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    IN      660   0.25
BKONE JAN. 25        $ 479,500.00   2.75      1/1/07    2       1/1/07    2      5        11.125       2.75    IN      765   0.25
BKONE JAN. 25      $ 1,400,000.00   2.75      1/1/07    2       1/1/07    2      5        11.125       2.75    IN      664   0.25
BKONE JAN. 25        $ 875,000.00   2.75      2/1/07    2       2/1/07    2      5        11.375       2.75    IN      704   0.25
BKONE JAN. 25        $ 500,000.00   2.75      2/1/07    2       2/1/07    2      5        11.875       2.75    IN      743   0.25
BKONE JAN. 25        $ 975,000.00   2.75      2/1/07    2       2/1/07    2      5          11.5       2.75    IN      767   0.25
BKONE JAN. 25        $ 725,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    KY      718   0.25
BKONE JAN. 25        $ 580,000.00   2.75      1/1/07    2       1/1/07    2      5        11.125       2.75    KY      777   0.25
BKONE JAN. 25        $ 560,000.00   2.75      2/1/07    2       2/1/07    2      5        11.875       2.75    LA      707   0.25
BKONE JAN. 25        $ 595,000.00   2.75      1/1/07    2       1/1/07    2      5        11.625       2.75    MA      659   0.25
BKONE JAN. 25        $ 497,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    MD      711   0.25
BKONE JAN. 25        $ 575,000.00   2.75      1/1/07    2       1/1/07    2      5        11.625       2.75    MI      646   0.25
BKONE JAN. 25      $ 1,100,000.00   2.75      2/1/07    2       2/1/07    2      5        11.375       2.75    MI      637   0.25
BKONE JAN. 25        $ 440,000.00   2.75     10/1/06    2      10/1/06    2      5            12       2.75    MI      746   0.25
BKONE JAN. 25      $ 1,450,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    MI      732   0.25
BKONE JAN. 25        $ 655,000.00   2.75      2/1/07    2       2/1/07    2      5          11.5       2.75    MI      740   0.25
BKONE JAN. 25        $ 515,000.00   2.75      1/1/07    2       1/1/07    2      5          11.5       2.75    NC      703   0.25
BKONE JAN. 25        $ 540,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    CO      770   0.25
BKONE JAN. 25        $ 400,000.00   2.75     12/1/06    2      12/1/06    2      5        11.375       2.75    CO      737   0.25
BKONE JAN. 25        $ 800,000.00   2.75      1/1/07    2       1/1/07    2      5          11.5       2.75    VA      652   0.25
BKONE JAN. 25        $ 607,600.00   2.75      1/1/07    2       1/1/07    2      5            11       2.75    MI      745   0.25
BKONE JAN. 25        $ 565,000.00   2.75      1/1/07    2       1/1/07    2      5        11.625       2.75    MI      744   0.25
BKONE JAN. 25      $ 2,000,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    TX      767   0.25
BKONE JAN. 25        $ 925,000.00   2.75      1/1/07    2       1/1/07    2      5        10.875       2.75    TX      754   0.25
BKONE JAN. 25      $ 1,400,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    CO      722   0.25
BKONE JAN. 25        $ 950,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    UT      690   0.25
BKONE JAN. 25        $ 626,300.00   2.75      2/1/07    2       2/1/07    2      5         11.75       2.75    MI      767   0.25
BKONE JAN. 25      $ 1,275,700.00   2.75      2/1/07    2       2/1/07    2      5         11.75       2.75    MI      732   0.25
BKONE JAN. 25      $ 2,000,000.00   2.75      2/1/07    2       2/1/07    2      5        11.125       2.75    TX      697   0.25
BKONE JAN. 25        $ 432,000.00   2.75      2/1/07    2       2/1/07    2      5         11.25       2.75    UT      688   0.25
BKONE JAN. 25        $ 410,000.00   2.75      2/1/07    2       2/1/07    2      5          11.5       2.75    OH      606   0.25
BKONE JAN. 25      $ 1,125,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    OH      746   0.25
BKONE JAN. 25        $ 486,151.00   2.75      2/1/07    2       2/1/07    2      5        11.125       2.75    OH      706   0.25
BKONE JAN. 25        $ 875,000.00   2.75      2/1/07    2       2/1/07    2      5          11.5       2.75    PA      662   0.25
BKONE JAN. 25        $ 460,000.00   2.75      1/1/07    2       1/1/07    2      5        11.125       2.75    VA      699   0.25
BKONE JAN. 25        $ 430,000.00   2.75      1/1/07    2       1/1/07    2      5          11.5       2.75    WI      693   0.25
BKONE JAN. 25        $ 440,000.00   2.75      2/1/07    2       2/1/07    2      5        11.125       2.75    MD      706   0.25
BKONE JAN. 25      $ 2,700,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    GA      647   0.25
BKONE JAN. 25        $ 865,000.00   2.75      1/1/07    2       1/1/07    2      5            11       2.75    OH      666   0.25
BKONE JAN. 25        $ 960,000.00   2.75      1/1/07    2       1/1/07    2      5            11       2.75    OH      775   0.25
BKONE JAN. 25      $ 1,150,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    OH      640   0.25
BKONE JAN. 25        $ 566,000.00   2.75      1/1/07    2       1/1/07    2      5        11.125       2.75    OH      728   0.25
BKONE JAN. 25        $ 625,000.00   2.75      2/1/07    2       2/1/07    2      5        11.375       2.75    OH      708   0.25
BKONE JAN. 25        $ 600,000.00   2.75      1/1/07    2       1/1/07    2      5          11.5       2.75    OH      619   0.25
BKONE JAN. 25        $ 575,000.00   2.75      2/1/07    2       2/1/07    2      5          11.5       2.75    MI      698   0.25
BKONE JAN. 25        $ 450,000.00   2.75      2/1/07    2       2/1/07    2      5        11.625       2.75    MI      704   0.25
BKONE JAN. 25        $ 660,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    MI      753   0.25
BKONE JAN. 25        $ 450,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    MI      629   0.25
BKONE JAN. 25      $ 1,250,000.00   2.75      3/1/07    2       3/1/07    2      5          11.5       2.75    MI      671   0.25
BKONE JAN. 25        $ 452,000.00   2.75      2/1/07    2       2/1/07    2      5          11.5       2.75    MI      642   0.25
BKONE JAN. 25        $ 461,000.00   2.75      2/1/07    2       2/1/07    2      5        11.125       2.75    MI      727   0.25
BKONE JAN. 25      $ 2,000,000.00   2.75      2/1/07    2       2/1/07    2      5         11.25       2.75    MI      785   0.25
BKONE JAN. 25        $ 900,000.00   2.75      2/1/07    2       2/1/07    2      5        11.375       2.75    MI      716   0.25
BKONE JAN. 25        $ 575,000.00   2.75      2/1/07    2       2/1/07    2      5        11.125       2.75    MI      753   0.25
BKONE JAN. 25      $ 2,100,000.00   2.75      2/1/07    2       2/1/07    2      5         11.25       2.75    MI      689   0.25
BKONE JAN. 25      $ 2,450,000.00   2.75      3/1/07    2       3/1/07    2      5         11.25       2.75    MI      692   0.25
BKONE JAN. 25        $ 750,000.00   2.75      2/1/07    2       2/1/07    2      5         11.25       2.75    MI      740   0.25
BKONE JAN. 25        $ 615,000.00   2.75      1/1/07    2       1/1/07    2      5        11.625       2.75    MI      781   0.25
BKONE JAN. 25        $ 610,000.00   2.75      2/1/07    2       2/1/07    2      5        11.875       2.75    MI      681   0.25
BKONE JAN. 25        $ 800,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    MN      637   0.25
BKONE JAN. 25        $ 480,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    IL      769   0.25
BKONE JAN. 25        $ 663,000.00   2.75      2/1/07    2       2/1/07    2      5        11.375       2.75    IL      788   0.25
BKONE JAN. 25        $ 500,000.00   2.75      1/1/07    2       1/1/07    2      5        11.125       2.75    IL      783   0.25
BKONE JAN. 25        $ 815,000.00   2.75      1/1/07    2       1/1/07    2      5        11.125       2.75    IL      638   0.25
BKONE JAN. 25        $ 660,000.00   2.75      2/1/07    2       2/1/07    2      5          11.5       2.75    IL      709   0.25
BKONE JAN. 25        $ 415,000.00   2.75      1/1/07    2       1/1/07    2      5        11.375       2.75    IL      679   0.25
BKONE JAN. 25        $ 775,000.00   2.75      2/1/07    2       2/1/07    2      5            11       2.75    IL      777   0.25
BKONE JAN. 25        $ 600,000.00   2.75      1/1/07    2       1/1/07    2      5         11.25       2.75    IL      744   0.25
BKONE JAN. 25        $ 425,000.00   2.75      1/1/07    2       1/1/07    2      5            11       2.75    IL      634   0.25
BKONE JAN. 25      $ 1,300,000.00   2.75      2/1/07    2       2/1/07    2      5        11.625       2.75    AZ      686   0.25
BKONE JAN. 25        $ 745,000.00   2.75      1/1/07    2       1/1/07    2      5        11.125       2.75    AZ      743   0.25
BKONE JAN. 25        $ 453,000.00   2.75      1/1/07    2       1/1/07    2      5        11.875       2.75    AZ      799   0.25
BKONE JAN. 25        $ 680,000.00   2.75      2/1/07    2       2/1/07    2      5        11.125       2.75    AZ      779   0.25
BKONE JAN. 25        $ 490,000.00   2.75      2/1/07    2       2/1/07    2      5        11.625       2.75    AZ      765   0.25
BKONE JAN. 25        $ 740,000.00   2.75      3/1/07    2       3/1/07    2      5        11.125       2.75    AZ      692   0.25
BKONE JAN. 25        $ 925,000.00   2.75      1/1/07    2       1/1/07    2      5          11.5       2.75    AZ      669   0.25
BKONE JAN. 25        $ 465,000.00   2.75      2/1/07    2       2/1/07    2      5        11.375       2.75    AZ      742   0.25
BKONE JAN. 25        $ 375,000.00   2.75      2/1/07    2       2/1/07    2      5        11.625       2.75    AZ      689   0.25
BKONE NOV20          $ 690,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    AZ      688   0.25
BKONE NOV20          $ 820,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    AZ      707   0.25
BKONE NOV20          $ 675,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    AZ      689   0.25
BKONE NOV20        $ 1,500,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    AZ      689   0.25
BKONE NOV20          $ 540,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    AZ      707   0.25
BKONE NOV20          $ 515,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    CA      671   0.25
BKONE NOV20        $ 1,350,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      778   0.25
BKONE NOV20          $ 845,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    CA      724   0.25
BKONE NOV20          $ 545,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      743   0.25
BKONE NOV20          $ 625,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    CA      688   0.25
BKONE NOV20          $ 460,000.00   2.75      9/1/06    2       9/1/06    2      5         11.75       2.75    CA      747   0.25
BKONE NOV20          $ 530,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    CA      692   0.25
BKONE NOV20          $ 540,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      773   0.25
BKONE NOV20          $ 485,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      713   0.25
BKONE NOV20          $ 529,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    CA      662   0.25
BKONE NOV20          $ 460,000.00   2.75      9/1/06    2       9/1/06    2      5        11.625       2.75    CA      690   0.25
BKONE NOV20          $ 405,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    CA      726   0.25
BKONE NOV20          $ 980,000.00   2.75     12/1/06    2      12/1/06    2      5         10.75       2.75    CA      708   0.25
BKONE NOV20          $ 870,000.00   2.75     11/1/06    2      11/1/06    2      5            12       2.75    CA      688   0.25
BKONE NOV20          $ 710,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      772   0.25
BKONE NOV20          $ 975,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    CA      691   0.25
BKONE NOV20          $ 950,000.00   2.75     12/1/06    2      12/1/06    2      5        11.625       2.75    CA      654   0.25
BKONE NOV20          $ 825,000.00   2.75      9/1/06    2       9/1/06    2      5            12       2.75    CA      782   0.25
BKONE NOV20          $ 745,000.00   2.75     10/1/06    2      10/1/06    2      5         12.25       2.75    CA      650   0.25
BKONE NOV20          $ 567,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    CA      671   0.25
BKONE NOV20          $ 440,000.00   2.75     10/1/06    2      10/1/06    2      5         12.25       2.75    CA      642   0.25
BKONE NOV20          $ 560,000.00   2.75     11/1/06    2      11/1/06    2      5         11.75       2.75    CA      733   0.25
BKONE NOV20          $ 650,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    CA      781   0.25
BKONE NOV20          $ 440,000.00   2.75     10/1/06    2      10/1/06    2      5          11.5       2.75    CA      640   0.25
BKONE NOV20          $ 425,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    CA      697   0.25
BKONE NOV20          $ 450,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    CA      727   0.25
BKONE NOV20          $ 590,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    CA      681   0.25
BKONE NOV20          $ 765,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    CA      715   0.25
BKONE NOV20          $ 495,000.00   2.75     11/1/06    2      11/1/06    2      5        11.875       2.75    CA      713   0.25
BKONE NOV20          $ 630,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    CA      690   0.25
BKONE NOV20          $ 960,000.00   2.75     10/1/06    2      10/1/06    2      5          11.5       2.75    CA      788   0.25
BKONE NOV20          $ 800,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    CA      781   0.25
BKONE NOV20          $ 825,000.00   2.75      8/1/06    2       8/1/06    2      5        12.375       2.75    CA      782   0.25
BKONE NOV20        $ 1,400,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    CA      742   0.25
BKONE NOV20          $ 510,000.00   2.75     11/1/06    2      11/1/06    2      5            12       2.75    CA      665   0.25
BKONE NOV20        $ 1,475,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    CO      708   0.25
BKONE NOV20        $ 1,350,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    CO      766   0.25
BKONE NOV20          $ 950,000.00   2.75      9/1/06    2       9/1/06    2      5            12       2.75    CT      704   0.25
BKONE NOV20          $ 470,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    DC      691   0.25
BKONE NOV20          $ 470,000.00   2.75     11/1/06    2      11/1/06    2      5            11       2.75    DE      596   0.25
BKONE NOV20          $ 525,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    DE      655   0.25
BKONE NOV20          $ 965,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    DE      766   0.25
BKONE NOV20        $ 1,100,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    FL      785   0.25
BKONE NOV20        $ 1,855,000.00   2.75     10/1/06    2      10/1/06    2      5        12.125       2.75    FL      607   0.25
BKONE NOV20          $ 760,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    FL      732   0.25
BKONE NOV20          $ 920,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    IL      671   0.25
BKONE NOV20          $ 807,000.00   2.75     10/1/06    2      10/1/06    2      5            11       2.75    IL      662   0.25
BKONE NOV20          $ 550,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    IL      709   0.25
BKONE NOV20        $ 1,100,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    IL      698   0.25
BKONE NOV20          $ 675,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    IL      787   0.25
BKONE NOV20          $ 621,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    IL      794   0.25
BKONE NOV20          $ 975,000.00   2.75     11/1/06    2      11/1/06    2      5            12       2.75    IL      698   0.25
BKONE NOV20        $ 1,320,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    IL      696   0.25
BKONE NOV20          $ 535,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    IL      777   0.25
BKONE NOV20          $ 649,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IL      704   0.25
BKONE NOV20        $ 1,050,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    IL      765   0.25
BKONE NOV20          $ 630,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    IL      639   0.25
BKONE NOV20          $ 850,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    IL      659   0.25
BKONE NOV20          $ 450,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    IL      671   0.25
BKONE NOV20          $ 405,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    IL      684   0.25
BKONE NOV20          $ 985,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    IL      700   0.25
BKONE NOV20          $ 740,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    IN      601   0.25
BKONE NOV20          $ 735,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    IN      753   0.25
BKONE NOV20          $ 900,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    IN      775   0.25
BKONE NOV20        $ 1,150,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    IN      747   0.25
BKONE NOV20          $ 617,500.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IN      773   0.25
BKONE NOV20        $ 1,000,000.00   2.75     12/1/06    2      12/1/06    2      5        11.125       2.75    IN      724   0.25
BKONE NOV20        $ 1,200,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    KY      765   0.25
BKONE NOV20          $ 665,000.00   2.75     10/1/06    2      10/1/06    2      5        11.375       2.75    KY      682   0.25
BKONE NOV20          $ 420,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    LA      739   0.25
BKONE NOV20          $ 375,000.00   2.75      9/1/06    2       9/1/06    2      5          11.5       2.75    LA      711   0.25
BKONE NOV20          $ 640,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    LA      793   0.25
BKONE NOV20          $ 832,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    MA      766   0.25
BKONE NOV20          $ 800,000.00   2.75     11/1/06    2      11/1/06    2      5         11.75       2.75    MA      763   0.25
BKONE NOV20          $ 430,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    MA      768   0.25
BKONE NOV20          $ 512,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    MA      754   0.25
BKONE NOV20          $ 713,000.00   2.75      9/1/06    2       9/1/06    2      5            12       2.75    MA      728   0.25
BKONE NOV20          $ 513,000.00   2.75     11/1/06    2      11/1/06    2      5         11.75       2.75    MA      766   0.25
BKONE NOV20          $ 513,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    MA      698   0.25
BKONE NOV20          $ 470,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    MA      740   0.25
BKONE NOV20        $ 1,300,000.00   2.75     10/1/06    2      10/1/06    2      5        12.125       2.75    MA      754   0.25
BKONE NOV20          $ 597,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    MD      785   0.25
BKONE NOV20          $ 416,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    MI      665   0.25
BKONE NOV20          $ 423,000.00   2.75     10/1/06    2      10/1/06    2      5        12.125       2.75    MI      720   0.25
BKONE NOV20          $ 690,000.00   2.75     11/1/06    2      11/1/06    2      5         11.75       2.75    MI      708   0.25
BKONE NOV20          $ 900,000.00   2.75     11/1/06    2      11/1/06    2      5         11.75       2.75    MI      771   0.25
BKONE NOV20          $ 900,000.00   2.75      2/1/06    2       2/1/06    2      5        12.125       2.75    OH      734   0.25
BKONE NOV20        $ 1,400,000.00   2.75      9/1/06    2       9/1/06    2      5        12.125       2.75    CO      679   0.25
BKONE NOV20          $ 755,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    DE      727   0.25
BKONE NOV20        $ 1,100,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    NC      745   0.25
BKONE NOV20          $ 700,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    NC      673   0.25
BKONE NOV20          $ 490,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    SC      742   0.25
BKONE NOV20        $ 1,350,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    KY      646   0.25
BKONE NOV20          $ 390,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    OH      641   0.25
BKONE NOV20          $ 475,000.00   2.75     10/1/06    2      10/1/06    2      5        11.375       2.75    MI      733   0.25
BKONE NOV20          $ 551,900.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    MI      635   0.25
BKONE NOV20          $ 432,000.00   2.75     10/1/06    2      10/1/06    2      5            12       2.75    TX      777   0.25
BKONE NOV20          $ 820,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    CO      782   0.25
BKONE NOV20        $ 1,214,000.00   2.75     10/1/06    2      10/1/06    2      5        12.125       2.75    CO      693   0.25
BKONE NOV20          $ 860,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    CO      692   0.25
BKONE NOV20        $ 1,275,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    CO      641   0.25
BKONE NOV20          $ 440,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    CO      756   0.25
BKONE NOV20          $ 690,000.00   2.75     10/1/06    2      10/1/06    2      5        11.375       2.75    CO      689   0.25
BKONE NOV20          $ 675,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    CO      757   0.25
BKONE NOV20        $ 1,800,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    UT      706   0.25
BKONE NOV20        $ 1,100,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    OH      685   0.25
BKONE NOV20          $ 490,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    OH      706   0.25
BKONE NOV20          $ 732,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    MI      769   0.25
BKONE NOV20          $ 467,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    WI      743   0.25
BKONE NOV20          $ 750,000.00   2.75     11/1/06    2      11/1/06    2      5            11       2.75    TX      636   0.25
BKONE NOV20          $ 825,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    TX      753   0.25
BKONE NOV20          $ 500,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    CO      724   0.25
BKONE NOV20        $ 1,200,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    CO      745   0.25
BKONE NOV20          $ 600,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    CO      714   0.25
BKONE NOV20        $ 3,400,000.00   2.75     11/1/06    2      11/1/06    2      5        11.875       2.75    CO      743   0.25
BKONE NOV20          $ 421,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IN      687   0.25
BKONE NOV20          $ 700,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    CO      801   0.25
BKONE NOV20          $ 600,000.00   2.75      9/1/06    2       9/1/06    2      5        11.625       2.75    OK      633   0.25
BKONE NOV20          $ 715,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    PA      720   0.25
BKONE NOV20          $ 715,000.00   2.75      8/1/06    2       8/1/06    2      5        11.875       2.75    PA      721   0.25
BKONE NOV20          $ 550,000.00   2.75      9/1/06    2       9/1/06    2      5        11.875       2.75    WI      708   0.25
BKONE NOV20          $ 835,000.00   2.75      9/1/06    2       9/1/06    2      5            12       2.75    WI      723   0.25
BKONE NOV20          $ 570,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    WI      703   0.25
BKONE NOV20          $ 590,000.00   2.75     12/1/06    2      12/1/06    2      5        11.375       2.75    WI      757   0.25
BKONE NOV20        $ 1,150,000.00   2.75      9/1/06    2       9/1/06    2      5            12       2.75    GA      703   0.25
BKONE NOV20          $ 429,000.00   2.75     10/1/06    2      10/1/06    2      5         11.25       2.75    GA      657   0.25
BKONE NOV20          $ 520,000.00   2.75      9/1/06    2       9/1/06    2      5         11.75       2.75    FL      760   0.25
BKONE NOV20          $ 850,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    OH      781   0.25
BKONE NOV20        $ 1,600,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    OH      756   0.25
BKONE NOV20          $ 875,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    OH      788   0.25
BKONE NOV20          $ 575,000.00   2.75     10/1/06    2      10/1/06    2      5          11.5       2.75    OH      659   0.25
BKONE NOV20        $ 1,400,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    OH      667   0.25
BKONE NOV20          $ 450,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    OH      763   0.25
BKONE NOV20          $ 475,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    OH      660   0.25
BKONE NOV20          $ 590,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    OH      759   0.25
BKONE NOV20          $ 370,000.00   2.75     10/1/06    2      10/1/06    2      5          11.5       2.75    OH      700   0.25
BKONE NOV20        $ 1,250,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    MI      731   0.25
BKONE NOV20          $ 435,000.00   2.75      9/1/06    2       9/1/06    2      5            12       2.75    MI      723   0.25
BKONE NOV20          $ 675,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    MI      721   0.25
BKONE NOV20          $ 945,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    MI      769   0.25
BKONE NOV20        $ 1,200,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    MI      641   0.25
BKONE NOV20        $ 1,300,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    MI      604   0.25
BKONE NOV20          $ 551,500.00   2.75     10/1/06    2      10/1/06    2      5        12.125       2.75    MI      705   0.25
BKONE NOV20          $ 477,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    MI      733   0.25
BKONE NOV20          $ 673,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    MI      738   0.25
BKONE NOV20          $ 568,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    MI      647   0.25
BKONE NOV20        $ 2,300,000.00   2.75      7/1/06    2       7/1/06    2      5        12.125       2.75    MI      714   0.25
BKONE NOV20          $ 790,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    MI      670   0.25
BKONE NOV20          $ 480,000.00   2.75     10/1/06    2      10/1/06    2      5        11.375       2.75    MN      728   0.25
BKONE NOV20          $ 540,000.00   2.75     12/1/06    2      12/1/06    2      5          11.5       2.75    IL      760   0.25
BKONE NOV20          $ 895,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    IL      688   0.25
BKONE NOV20          $ 478,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    IL      702   0.25
BKONE NOV20          $ 600,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    IL      710   0.25
BKONE NOV20          $ 595,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    IL      765   0.25
BKONE NOV20        $ 1,100,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    IL      768   0.25
BKONE NOV20          $ 475,000.00   2.75     11/1/06    2      11/1/06    2      5            11       2.75    IL      705   0.25
BKONE NOV20          $ 575,000.00   2.75     10/1/06    2      10/1/06    2      5        11.875       2.75    IL      691   0.25
BKONE NOV20          $ 650,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    IL      743   0.25
BKONE NOV20          $ 596,000.00   2.75     11/1/06    2      11/1/06    2      5         11.25       2.75    IL      654   0.25
BKONE NOV20          $ 459,000.00   2.75     12/1/06    2      12/1/06    2      5         11.25       2.75    IL      710   0.25
BKONE NOV20          $ 338,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    IL      722   0.25
BKONE NOV20          $ 490,000.00   2.75     10/1/06    2      10/1/06    2      5         11.75       2.75    AZ      761   0.25
BKONE NOV20          $ 540,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    AZ      764   0.25
BKONE NOV20          $ 500,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    AZ      752   0.25
BKONE NOV20          $ 560,000.00   2.75      9/1/06    2       9/1/06    2      5        11.875       2.75    AZ      686   0.25
BKONE NOV20          $ 475,000.00   2.75      9/1/06    2       9/1/06    2      5            12       2.75    AZ      621   0.25
BKONE NOV20          $ 507,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    AZ      771   0.25
BKONE NOV20          $ 400,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    AZ      629   0.25
BKONE NOV20        $ 1,295,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    AZ      731   0.25
BKONE NOV20          $ 720,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    AZ      678   0.25
BKONE NOV20          $ 600,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    AZ      695   0.25
BKONE NOV20          $ 645,000.00   2.75     10/1/06    2      10/1/06    2      5            12       2.75    AZ      791   0.25
BKONE NOV20          $ 530,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    AZ      788   0.25
BKONE NOV20          $ 525,000.00   2.75      9/1/06    2       9/1/06    2      5        11.875       2.75    AZ      733   0.25
BKONE NOV20          $ 420,000.00   2.75     10/1/06    2      10/1/06    2      5        11.625       2.75    AZ      679   0.25
BKONE NOV20          $ 392,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    AZ      657   0.25
BKONE NOV20        $ 1,235,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    AZ      692   0.25
BKONE NOV20          $ 925,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    AZ      777   0.25
BKONE NOV20          $ 390,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    AZ      730   0.25
BKONE NOV20          $ 480,000.00   2.75      9/1/06    2       9/1/06    2      5        11.875       2.75    AZ      653   0.25
BKONE NOV20          $ 500,000.00   2.75     10/1/06    2      10/1/06    2      5        11.375       2.75    AZ      745   0.25
BKONE NOV20          $ 630,000.00   2.75     11/1/06    2      11/1/06    2      5          11.5       2.75    AZ      643   0.25
BKONE NOV20          $ 685,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    AZ      671   0.25
BKONE NOV20          $ 690,000.00   2.75     11/1/06    2      11/1/06    2      5        11.125       2.75    AZ      765   0.25
BKONE NOV20          $ 605,000.00   2.75     11/1/06    2      11/1/06    2      5        11.625       2.75    AZ      688   0.25
BKONE NOV20          $ 495,000.00   2.75     10/1/06    2      10/1/06    2      5        11.375       2.75    AZ      622   0.25
BKONE NOV20          $ 815,000.00   2.75     11/1/06    2      11/1/06    2      5        11.375       2.75    AZ      715   0.25
BKONE NOV20          $ 383,000.00   2.75     10/1/06    2      10/1/06    2      5        11.375       2.75    AZ      767   0.25
BKONE Prior          $ 522,000.00   2.75      4/1/06    2       4/1/06    2      5        12.375       2.75    CA      650   0.25
BKONE Prior        $ 1,200,000.00   2.75      6/1/06    2       6/1/06    2      5        11.875       2.75    IL      778   0.25

  PORTFOLIO           OLTV   CLTV  PROPLIT             OCCLIT           PURPLIT         DOCLIT              RTERM    ATERM
------------          ----   ----  -------------       ------           -------         ------              -----    -----
ABN 5/1 ARMS            54   53.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS            75   74.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.9  CONDO               PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          77.5   77.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS          74.8   74.6  CONDO               PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          64.6   64.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          69.3     69  CONDO               PRIMARY          PURCHASE        FULL                 359      356
ABN 5/1 ARMS          76.5   76.3  CONDO               PRIMARY          PURCHASE        FULL                 358      358
ABN 5/1 ARMS          57.2     57  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          69.8   69.6  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
ABN 5/1 ARMS            80   79.9  CONDO               PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          60.7   60.5  CONDO               PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          74.8   74.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          59.5   59.4  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          67.7   67.4  PUD                 PRIMARY          REFI-EQUITY     FULL                 357      356
ABN 5/1 ARMS            80   79.6  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 357      356
ABN 5/1 ARMS          57.3   57.1  PUD                 PRIMARY          RATE TERM       FULL                 358      357
ABN 5/1 ARMS          67.8   67.6  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          74.3   74.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          64.9   64.7  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          41.5   41.4  PUD                 PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          77.2     77  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          62.8   61.9  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          54.6   54.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            75   74.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
ABN 5/1 ARMS            80   79.7  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      356
ABN 5/1 ARMS          59.5   59.1  PUD                 PRIMARY          PURCHASE        FULL                 358      354
ABN 5/1 ARMS            80   79.9  PUD                 SECOND HOM       PURCHASE        FULL                 359      358
ABN 5/1 ARMS            75   74.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 356      357
ABN 5/1 ARMS          62.7   62.6  CONDO               PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          72.9   72.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS          37.4   37.3  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            57   56.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
ABN 5/1 ARMS          45.1     45  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      357
ABN 5/1 ARMS          56.8   56.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   77.4  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      358
ABN 5/1 ARMS          69.9   69.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 360      359
ABN 5/1 ARMS            75   74.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
ABN 5/1 ARMS          74.8   74.6  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
ABN 5/1 ARMS            75   74.9  2-4 FAMILY          PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          71.4   71.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          50.6   50.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
ABN 5/1 ARMS          67.4   67.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          73.5   73.3  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            80   79.9  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   79.8  PUD                 PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS            80   78.6  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      358
ABN 5/1 ARMS          79.8   79.6  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          58.2   58.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS          35.9   35.7  PUD                 PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            72   71.7  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      357
ABN 5/1 ARMS          33.5   33.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          65.3   65.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          72.1   71.9  PUD                 PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          72.8   72.6  PUD                 PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          65.4   65.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            63   62.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            75   74.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          64.8   64.6  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            72   71.4  PUD                 PRIMARY          REFI-EQUITY     FULL                 359      352
ABN 5/1 ARMS          67.8   67.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      356
ABN 5/1 ARMS            74   73.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          62.2     62  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
ABN 5/1 ARMS          73.1   72.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
ABN 5/1 ARMS            80   79.9  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          78.9   78.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS            80   79.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   79.9  TOWNHOUSE           PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS            58   57.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
ABN 5/1 ARMS            75   74.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      357
ABN 5/1 ARMS          61.8   61.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          70.7   70.5  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS            60   59.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          78.4   78.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          47.7   47.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          52.8   52.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            34   33.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          73.1   72.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          73.9   73.7  CONDO               PRIMARY          RATE TERM       FULL                 357      357
ABN 5/1 ARMS            80   79.8  CONDO               PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          78.6   78.4  CONDO               PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   68.2  CONDO               PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          74.3   74.1  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS            75   79.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
ABN 5/1 ARMS          60.7   60.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
ABN 5/1 ARMS          70.4   70.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            75   74.8  PUD                 PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      358
ABN 5/1 ARMS            80   79.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          72.6   72.5  PUD                 PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS          71.5   71.3  PUD                 PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            75   74.9  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          77.9   77.2  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          32.2   32.1  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          78.8   78.6  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          56.1   55.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            80   79.8  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          55.9   55.7  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            80   78.6  PUD                 PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS            54   53.8  PUD                 PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          74.6   74.3  PUD                 PRIMARY          REFI-EQUITY     FULL                 358      358
ABN 5/1 ARMS          74.1   73.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
ABN 5/1 ARMS          73.4   73.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            43   42.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          73.3   73.1  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            80   79.9  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 360      359
ABN 5/1 ARMS            75   74.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
ABN 5/1 ARMS          62.2     62  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
ABN 5/1 ARMS            75   72.6  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          76.6   76.4  PUD                 PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS          52.3   51.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      351
ABN 5/1 ARMS          37.5   37.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS            80   78.2  PUD                 PRIMARY          PURCHASE        FULL                 358      357
ABN 5/1 ARMS          79.4     79  CONDO               PRIMARY          RATE TERM       FULL                 356      355
ABN 5/1 ARMS            80   79.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          77.7   77.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            72   71.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            75   74.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          52.7   52.6  PUD                 PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS          72.1   71.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          54.2   54.1  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          79.4   79.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      357
ABN 5/1 ARMS          54.5   54.3  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
ABN 5/1 ARMS          79.9   79.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          69.4   69.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          63.4   63.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          79.6   79.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS          58.9   58.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      357
ABN 5/1 ARMS          74.6   74.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          76.7   76.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          67.9   67.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          70.6   70.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          74.8   74.6  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          59.4   59.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          64.8   64.6  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            80   79.9  CONDO               PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          73.9   73.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          77.8   77.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      357
ABN 5/1 ARMS          63.5   63.3  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
ABN 5/1 ARMS          58.6   58.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
ABN 5/1 ARMS          70.6   70.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS          68.9   68.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS          78.7   78.4  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          63.9   63.7  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          74.7   74.5  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          68.4   68.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          79.8   78.7  PUD                 PRIMARY          RATE TERM       FULL                 357      346
ABN 5/1 ARMS          61.3   61.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          65.1   64.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          59.3   59.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          68.9   68.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
ABN 5/1 ARMS            80   79.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   79.9  CONDO               PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          72.8   72.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          74.2     74  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          45.4   45.3  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          62.5   62.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   79.9  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 360      359
ABN 5/1 ARMS          57.2     57  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          79.2     79  PUD                 PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS          76.5   76.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          56.1   55.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          68.8   68.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          61.3   61.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          63.6   63.5  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          73.2   71.5  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      357
ABN 5/1 ARMS            80   79.8  PUD                 PRIMARY          PURCHASE        FULL                 358      358
ABN 5/1 ARMS          62.5   62.3  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          63.2   63.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          57.3   57.1  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      356
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          76.1   75.9  PUD                 PRIMARY          RATE TERM       FULL                 358      357
ABN 5/1 ARMS          57.4   57.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          63.4   63.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          75.4   75.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          66.2     66  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
ABN 5/1 ARMS            75   74.7  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      356
ABN 5/1 ARMS            63   62.8  PUD                 PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          57.4   57.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS          74.9   74.7  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          73.1   72.9  CONDO               PRIMARY          RATE TERM       FULL                 357      357
ABN 5/1 ARMS            72   71.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          70.1   69.9  CONDO               PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          43.4   43.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          54.3   54.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          68.2     68  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            70   69.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          72.1   71.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          39.1     39  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
ABN 5/1 ARMS          67.1   66.9  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          64.8   64.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          69.6   69.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          74.9   74.7  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          58.6   58.5  PUD                 PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          64.3   64.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          69.2   69.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 360      359
ABN 5/1 ARMS            80   78.1  2-4 FAMILY          PRIMARY          PURCHASE        FULL                 358      358
ABN 5/1 ARMS          79.6   79.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          78.9   78.7  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          76.9   76.5  PUD                 PRIMARY          RATE TERM       FULL                 359      356
ABN 5/1 ARMS            28   27.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            61   60.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          58.6   58.4  CONDO               PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   76.3  CONDO               PRIMARY          PURCHASE        FULL                 358      358
ABN 5/1 ARMS            64   63.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      357
ABN 5/1 ARMS            76   75.9  CONDO               PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS          47.8   47.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          76.2   76.1  CONDO               PRIMARY          RATE TERM       FULL                 360      359
ABN 5/1 ARMS          75.7   75.5  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          69.9   69.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          74.4   74.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          63.4   63.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          44.3   44.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      357
ABN 5/1 ARMS          82.3   82.1  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          55.9   55.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
ABN 5/1 ARMS          54.6   54.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          76.7   76.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
ABN 5/1 ARMS            80   76.8  SINGLE FAMILY       SECOND HOM       PURCHASE        FULL                 355      359
ABN 5/1 ARMS          73.5   73.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
ABN 5/1 ARMS            80   79.8  CONDO               PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS            67   66.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            68   67.3  SINGLE FAMILY       SECOND HOM       PURCHASE        FULL                 359      358
ABN 5/1 ARMS          81.3   81.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          72.2   72.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          77.8   77.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   77.4  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS            75   74.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          61.6   61.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          78.6   78.4  SINGLE FAMILY       SECOND HOM       RATE TERM       FULL                 359      358
ABN 5/1 ARMS          59.8   59.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          78.8   78.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   78.7  PUD                 PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          71.5   71.3  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          75.9   75.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          58.3   58.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          78.4   78.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 360      359
ABN 5/1 ARMS          64.2     64  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          37.3   37.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          57.7   57.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   79.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          48.5   48.3  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      357
ABN 5/1 ARMS            50   49.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 360      359
ABN 5/1 ARMS          69.4   68.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      354
ABN 5/1 ARMS          54.3   54.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      357
ABN 5/1 ARMS          64.6   64.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          73.3   73.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            63   62.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          58.3   58.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          77.2     77  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          46.5   46.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          74.2     74  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS            78   77.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          71.4   71.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            60   59.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      356
ABN 5/1 ARMS          79.9   79.7  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS            80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          56.5   56.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 360      359
ABN 5/1 ARMS          59.1     59  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            80   79.9  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      358
ABN 5/1 ARMS          79.5   79.3  CONDO               PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.9  CONDO               PRIMARY          RATE TERM       FULL                 358      358
ABN 5/1 ARMS            90   88.2  PUD                 PRIMARY          PURCHASE        FULL                 359      358
ABN 5/1 ARMS          69.8   69.6  PUD                 PRIMARY          REFI-EQUITY     FULL                 359      358
ABN 5/1 ARMS          71.6   71.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      354
ABN 5/1 ARMS          74.2     74  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
ABN 5/1 ARMS            74   73.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      357
ABN 5/1 ARMS          72.9   72.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      357
ABN 5/1 ARMS            80   79.9  PUD                 PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            90   88.7  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      358
ABN 5/1 ARMS          50.6   50.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          67.9   67.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS            75   74.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          72.8   72.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      358
ABN 5/1 ARMS          77.3   77.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
ABN AMRO - Prior        80   79.5  SINGLE FAMILY       PRIMARY          PURCHASE        Missing              354      356
BKONE JAN. 25         79.7   79.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25           80     95  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      359
BKONE JAN. 25         74.9   74.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25           80     90  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      358
BKONE JAN. 25         70.7     90  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      359
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      357
BKONE JAN. 25           80     80  CONDO               PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         79.6   79.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 355      355
BKONE JAN. 25         84.1   84.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25           90     90  CONDO               SECOND HOM       PURCHASE        FULL                 359      359
BKONE JAN. 25         21.1   21.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25           70     70  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      358
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      359
BKONE JAN. 25         79.6   79.6  CONDO               PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25         65.1   78.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 360      360
BKONE JAN. 25         69.3   86.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 360      360
BKONE JAN. 25           75     75  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
BKONE JAN. 25         75.3   81.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         75.5   75.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      358
BKONE JAN. 25         59.2   59.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      359
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25           79   90.5  SINGLE FAMILY       PRIMARY          REFI-EQUITY     Asset no Income      358      358
BKONE JAN. 25         78.4   78.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         38.6   38.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE JAN. 25         61.1   61.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      356
BKONE JAN. 25         74.9   90.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25         72.4   72.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         66.1   66.1  SINGLE FAMILY       PRIMARY          PURCHASE        Income no Asset      339      339
BKONE JAN. 25         66.4   66.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
BKONE JAN. 25           80   94.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         56.2   56.2  SINGLE FAMILY       SECOND HOM       RATE TERM       FULL                 358      358
BKONE JAN. 25         71.8   92.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 299      299
BKONE JAN. 25         68.2   68.2  CONDO               PRIMARY          REFI-EQUITY     FULL                 355      355
BKONE JAN. 25         29.3   29.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         67.9   67.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 239      238
BKONE JAN. 25         84.9   84.9  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 345      345
BKONE JAN. 25           75     75  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 355      355
BKONE JAN. 25         88.9   88.9  SINGLE FAMILY       SECOND HOM       PURCHASE        FULL                 344      316
BKONE JAN. 25           75     75  SINGLE FAMILY       SECOND HOM       REFI-EQUITY     FULL                 358      358
BKONE JAN. 25         65.8   65.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE JAN. 25         66.4   66.4  SINGLE FAMILY       SECOND HOM       RATE TERM       FULL                 358      358
BKONE JAN. 25         47.5   47.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         67.6   67.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25           70     70  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         63.7   63.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25           64     64  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      359
BKONE JAN. 25           51   70.6  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      359
BKONE JAN. 25           70     70  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      359
BKONE JAN. 25           75     75  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25         77.4     86  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25           75     75  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         79.6   79.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      349
BKONE JAN. 25         73.2   73.2  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      359
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      358
BKONE JAN. 25         75.6   75.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         79.6   79.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25           37     37  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         73.8   88.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         43.8   69.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
BKONE JAN. 25         67.4   67.4  SINGLE FAMILY       PRIMARY          PURCHASE        Income no Asset      358      358
BKONE JAN. 25         79.5   79.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      359
BKONE JAN. 25           66     66  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25           71     71  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25         79.1   79.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25           75     75  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
BKONE JAN. 25         88.3   88.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25           70     70  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 360      360
BKONE JAN. 25         82.9   82.9  SINGLE FAMILY       PRIMARY          RATE TERM       Income no Asset      359      359
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25         41.5   41.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25         72.2   72.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25         22.2   22.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 287      287
BKONE JAN. 25         40.8   40.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 360      360
BKONE JAN. 25         66.7   66.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25         79.7   79.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      349
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      359
BKONE JAN. 25         78.5   83.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         67.7   67.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         53.2   53.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25           80     80  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         63.8   63.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
BKONE JAN. 25         53.2   53.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25           90     90  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      358
BKONE JAN. 25         49.4   49.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE JAN. 25         66.7   66.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE JAN. 25         87.4   87.4  CONDO               PRIMARY          PURCHASE        FULL                 358      358
BKONE JAN. 25           75     90  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      359
BKONE JAN. 25         60.4   60.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
BKONE JAN. 25           80     80  CONDO               PRIMARY          PURCHASE        Income no Asset      358      358
BKONE JAN. 25         66.2   66.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      359
BKONE JAN. 25         66.4   66.4  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      359
BKONE JAN. 25           77     77  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 360      360
BKONE JAN. 25         60.5   60.5  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      357
BKONE JAN. 25         79.9   88.7  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 359      359
BKONE JAN. 25           90     90  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      359
BKONE NOV20             80   79.7  SINGLE FAMILY       INVESTOR         PURCHASE        FULL                 356      356
BKONE NOV20           79.3     79  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      356
BKONE NOV20           53.3   53.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      358
BKONE NOV20           43.3   43.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      358
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 356      357
BKONE NOV20           58.2     58  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           68.9   68.6  SINGLE FAMILY       PRIMARY          RATE TERM       Asset no Income      356      356
BKONE NOV20           79.3     79  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20             80   79.7  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 356      356
BKONE NOV20             80   79.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 355      349
BKONE NOV20             80   79.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20           67.6   67.4  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 357      357
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
BKONE NOV20             80   79.7  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 357      356
BKONE NOV20           66.9   66.5  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 356      354
BKONE NOV20             80   79.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      356
BKONE NOV20           60.7   60.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE NOV20           74.7   74.5  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      357
BKONE NOV20           78.2     78  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           53.5   53.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 356      356
BKONE NOV20             79   78.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE NOV20           56.4   56.1  SINGLE FAMILY       PRIMARY          REFI-EQUITY     Asset no Income      356      355
BKONE NOV20           74.4   74.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20           67.4   67.1  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 356      356
BKONE NOV20           77.1   76.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      356
BKONE NOV20           71.4   70.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      350
BKONE NOV20           46.9   46.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20             80   79.6  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 356      354
BKONE NOV20           79.1   78.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      357
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
BKONE NOV20           66.1   65.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      353
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
BKONE NOV20           76.5   76.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20           40.2     40  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20           74.4   74.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20             66   64.9  SINGLE FAMILY       PRIMARY          PURCHASE        Asset no Income      332      320
BKONE NOV20           27.5   27.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
BKONE NOV20             79   78.8  CONDO               PRIMARY          REFI-EQUITY     FULL                 357      357
BKONE NOV20           65.8   65.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           66.7   66.4  SINGLE FAMILY       PRIMARY          PURCHASE        Income no Asset      341      340
BKONE NOV20           52.2     52  SINGLE FAMILY       PRIMARY          RATE TERM       Asset no Income      356      355
BKONE NOV20           89.1   88.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 357      356
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      357
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
BKONE NOV20           64.8   64.6  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      357
BKONE NOV20           71.1   70.9  CONDO               PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           68.1   67.9  SINGLE FAMILY       INVESTOR         PURCHASE        Income no Asset      329      329
BKONE NOV20             54   53.8  SINGLE FAMILY       INVESTOR         RATE TERM       FULL                 358      357
BKONE NOV20             75   74.7  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 356      356
BKONE NOV20             80   79.7  CONDO               PRIMARY          PURCHASE        FULL                 356      356
BKONE NOV20           61.8   61.6  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
BKONE NOV20           54.6   54.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      357
BKONE NOV20           62.2     62  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      355
BKONE NOV20           67.5   67.3  CONDO               PRIMARY          PURCHASE        FULL                 358      357
BKONE NOV20             75   74.8  CONDO               PRIMARY          PURCHASE        FULL                 357      357
BKONE NOV20           22.7   22.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20             72   71.8  CONDO               PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20             77   76.9  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 359      358
BKONE NOV20           45.7   45.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      356
BKONE NOV20           73.6   73.3  SINGLE FAMILY       PRIMARY          RATE TERM       Income no Asset      350      349
BKONE NOV20           76.5   76.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20           78.9   78.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      356
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           67.2     67  SINGLE FAMILY       PRIMARY          PURCHASE        Income no Asset      357      357
BKONE NOV20             80   79.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      356
BKONE NOV20           61.2   60.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      350
BKONE NOV20           72.9   72.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20             70   69.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           79.7   79.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      354
BKONE NOV20             65   64.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE NOV20             45   44.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 356      356
BKONE NOV20             80   79.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      356
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20             90   89.6  SINGLE FAMILY       PRIMARY          PURCHASE        Income no Asset      348      347
BKONE NOV20           54.7   54.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20           44.9   44.5  SINGLE FAMILY       INVESTOR         RATE TERM       FULL                 358      351
BKONE NOV20             60   59.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20             80   79.7  CONDO               PRIMARY          PURCHASE        FULL                 356      356
BKONE NOV20           66.4     66  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      353
BKONE NOV20           76.9   76.5  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 355      355
BKONE NOV20           67.5   67.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20             75   74.7  CONDO               PRIMARY          PURCHASE        FULL                 357      356
BKONE NOV20             80   79.7  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      356
BKONE NOV20           64.9   64.7  SINGLE FAMILY       INVESTOR         PURCHASE        FULL                 356      356
BKONE NOV20           51.8   51.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      347
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           79.4   78.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 296      295
BKONE NOV20           79.7   79.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           72.2     72  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      357
BKONE NOV20           72.2   71.6  SINGLE FAMILY       PRIMARY          RATE TERM       Income no Asset      349      349
BKONE NOV20           49.7   49.5  SINGLE FAMILY       PRIMARY          PURCHASE        Income no Asset      338      339
BKONE NOV20           79.8   79.5  SINGLE FAMILY       INVESTOR         PURCHASE        FULL                 357      356
BKONE NOV20             65   64.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     Asset no Income      356      356
BKONE NOV20           72.9   72.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20           84.1   83.8  CONDO               INVESTOR         RATE TERM       FULL                 357      356
BKONE NOV20           66.7   66.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 356      356
BKONE NOV20           84.9   84.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      355
BKONE NOV20           77.7   77.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      356
BKONE NOV20           72.7   72.4  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      356
BKONE NOV20           82.7   82.3  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 342      341
BKONE NOV20           67.5   67.3  SINGLE FAMILY       PRIMARY          PURCHASE        Income no Asset      344      344
BKONE NOV20           53.5   53.3  SINGLE FAMILY       INVESTOR         PURCHASE        Income no Asset      341      341
BKONE NOV20           63.1   62.8  SINGLE FAMILY       PRIMARY          PURCHASE        Income no Asset      344      344
BKONE NOV20           47.1   46.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      356
BKONE NOV20           75.2   74.9  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 356      356
BKONE NOV20           69.6   69.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 355      356
BKONE NOV20           67.7   67.4  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20           70.8   70.5  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 348      347
BKONE NOV20           73.2     73  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           77.1   76.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      355
BKONE NOV20           77.8   77.6  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 357      357
BKONE NOV20             76   75.8  CONDO               PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           79.3   79.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           60.9   60.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           69.8   69.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           69.2     69  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20           74.3   73.7  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      352
BKONE NOV20           29.4   29.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           87.9   87.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE NOV20           50.7   21.9  SINGLE FAMILY       PRIMARY          PURCHASE        Income no Asset      341       84
BKONE NOV20             58   57.7  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 356      355
BKONE NOV20             80   79.7  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 357      356
BKONE NOV20           51.8   51.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 354      351
BKONE NOV20           77.1   76.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 355      355
BKONE NOV20           59.9   59.6  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 355      355
BKONE NOV20             71   70.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20           75.3   75.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 359      357
BKONE NOV20           68.7   67.9  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 342      334
BKONE NOV20             90   89.7  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 356      356
BKONE NOV20           76.9   76.6  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 355      355
BKONE NOV20           73.9   73.6  SINGLE FAMILY       PRIMARY          PURCHASE        Income no Asset      356      356
BKONE NOV20           45.1   44.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           73.4     72  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      341
BKONE NOV20           79.3     79  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      356
BKONE NOV20           51.8   51.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           74.5   74.2  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      355
BKONE NOV20           54.2   54.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20             90   89.5  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 356      354
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 357      357
BKONE NOV20           76.9   76.5  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 355      355
BKONE NOV20           60.9   60.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           53.4   53.3  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE NOV20           58.3   58.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      356
BKONE NOV20             40   39.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      357
BKONE NOV20             75   74.7  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 356      356
BKONE NOV20           71.3   71.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 358      357
BKONE NOV20           65.1   64.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 356      355
BKONE NOV20             80   79.4  SINGLE FAMILY       PRIMARY          PURCHASE        Income no Asset      310      309
BKONE NOV20             80   75.9  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 356      308
BKONE NOV20             74   73.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20           68.2   68.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      358
BKONE NOV20             75   74.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 357      357
BKONE NOV20           77.4   77.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20           76.2   75.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      355
BKONE NOV20           67.2   67.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           57.3   57.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 357      357
BKONE NOV20             73   72.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     Asset no Income      356      356
BKONE NOV20           76.2   75.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           62.9   61.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 177      175
BKONE NOV20           71.6   71.5  SINGLE FAMILY       PRIMARY          PURCHASE        Income no Asset      358      358
BKONE NOV20             90   89.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 357      357
BKONE NOV20           74.1   73.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      356
BKONE NOV20           71.1   70.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20             71   70.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 356      356
BKONE NOV20           89.9   89.5  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 355      355
BKONE NOV20             80   79.7  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 356      355
BKONE NOV20             61   60.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      356
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           50.2     50  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 354      356
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20           59.2     59  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20           54.3   54.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      356
BKONE NOV20           67.4   67.2  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           70.3     70  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      355
BKONE NOV20           78.1   77.8  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      356
BKONE NOV20           83.7   83.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      357
BKONE NOV20           45.6   45.5  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           57.3   57.1  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      357
BKONE NOV20           79.2     79  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20           77.5   76.7  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 355      348
BKONE NOV20             80   79.7  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 356      356
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 358      357
BKONE NOV20             80   79.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 358      357
BKONE NOV20             58   57.8  SINGLE FAMILY       PRIMARY          PURCHASE        FULL                 357      357
BKONE NOV20           74.8   74.6  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      357
BKONE NOV20           73.7   73.5  SINGLE FAMILY       PRIMARY          REFI-EQUITY     FULL                 357      356
BKONE NOV20           77.5     77  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 357      353
BKONE NOV20           79.5   78.9  SINGLE FAMILY       PRIMARY          RATE TERM       FULL                 356      351
BKONE Prior             80     80  SINGLE FAMILY       PRIMARY          RATE TERM       Missing              351      353
BKONE Prior           69.4   69.4  SINGLE FAMILY       PRIMARY          RATE TERM       Missing              353      355


  PORTFOLIO             AGE      MTR    LNAME                   INDEX          TFEE         NWAC
------------            ---      ---    -----                  --------        ------      ------
ABN 5/1 ARMS             1       59     GRIGGS                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     SULLIVAN               1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     DUNN                   1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             1       59     IGLOW                  1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     UNGERLEIDER            1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             2       59     MITRY                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     DESILVA                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     KATZ                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     BEKHOR                 1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             2       59     CHARLTON               1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       59     ZEILENGA               1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     HAVAS                  1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     GRIFFITHS              1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     DEEDS                  1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     MORNEAU                1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     NETHERCOTT             1 YR CMT        0.0075      5.4925
ABN 5/1 ARMS             1       59     JACOBS                 1 YR CMT        0.0075      5.2425
ABN 5/1 ARMS             3       57     ANASTASIO              1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             3       57     STROMBERG-LEE          1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       58     CHAVOS                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     SCOTT                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     ZANZONICO              1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     FOX JR.                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     BAKER                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     DELANEY                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     LESMEISTER             1 YR CMT        0.0075      5.2425
ABN 5/1 ARMS             1       59     EASTMAN                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     KRAVETS                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             2       59     KIZERIAN               1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     KLOVES                 1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             2       58     KNOWLES                1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     REZABEK                1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             4       58     WHITE                  1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     RHYNE                  1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             2       59     THORN                  1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     CIESINSKI              1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     WONG                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     JAGANATHAN             1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     GLEW                   1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     GONG                   1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             2       59     SCHEPPKE               1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             0       60     BOMMANNAN              1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       60     DURLAND                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       58     DEMURJIAN              1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     DRITSAS                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     ANTHONY                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       58     MASSUNG                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     GUTHMILLER             1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     ZOLLER                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     FANG                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     VIJAYAKUMAR            1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     SIVARAMAPURAM          1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     WU                     1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     HUANG                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     MOHAN                  1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     THAYER                 1 YR CMT        0.0075      5.1175
ABN 5/1 ARMS             3       58     ORTEGA                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     GRINOLD                1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     MEAD                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     XING                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     CAMERON                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     JAFFE                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     DASTE, JR              1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             1       59     OSBORN                 1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     FLANIGAN               1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     MARKS                  1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     SCRITSMIER             1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       59     CHARLEBOIS             1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       58     BOUCHER                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     HORAK                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     PETTIT                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     LANOHA                 1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     STALEY                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     EARL                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       58     O'REILLY               1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             2       58     COX                    1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             1       59     BARBERI                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     PHILIPS                1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             1       59     RICHARDSON             1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             1       59     LANDES                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     KATZ                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     GROSSO                 1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             1       59     LANGBERG               1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     RUOKOSUO               1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             3       58     MARKS                  1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     WERNICK                1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     PORTER                 1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     MACHA                  1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     WALTON                 1 YR CMT        0.0075      5.1175
ABN 5/1 ARMS             2       59     SMITH                  1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             2       58     STOCKTON               1 YR CMT        0.0075      5.1175
ABN 5/1 ARMS             1       59     HARRINGTON             1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     KAN                    1 YR CMT        0.0075      6.3675
ABN 5/1 ARMS             2       59     MOTHERWAY              1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             2       59     FIOLKA                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     QUADRA                 1 YR CMT        0.0075      5.4925
ABN 5/1 ARMS             2       59     MOHR                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     COWAN                  1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             1       59     KARTZINEL MD           1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     HAHN                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     KONG                   1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     BARTLETT               1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     HIRTH                  1 YR CMT        0.0075      5.4925
ABN 5/1 ARMS             1       59     NIKSCH                 1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     GARLIN                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     CAMPBELL               1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     HYMAN                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     RAHNAMA                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       58     FILLEY                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     KACHATURIAN            1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     KILLIAN                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     KIRKPATRICK            1 YR CMT        0.0075      4.6175
ABN 5/1 ARMS             0       60     WOODLEY                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             2       59     GUSKIN                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     GEMIGNANI              1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     DOOLABH                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     ARUNARTHI              1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     HSU                    1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     DEMERS                 1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             2       59     GRUNSKY                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             4       56     HILTY                  1 YR CMT        0.0075      6.6175
ABN 5/1 ARMS             1       59     LAMBIRIS               1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     QIU                    1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             1       59     PAN                    1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     MCCRACKEN              1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             2       59     TSAI                   1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     TANG                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     ELLIOTT                1 YR CMT        0.0075      5.4925
ABN 5/1 ARMS             1       59     QIU                    1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       58     GORTNER                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     HSU                    1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     DERDAK                 1 YR CMT        0.0075      5.1175
ABN 5/1 ARMS             1       59     FRANCIS                1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             2       59     LIN                    1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     LAI                    1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             3       58     TRAN                   1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             1       59     SHIRMOHAMMADALI        1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     SINGIKULAM             1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     SWART                  1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     WANG                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     LAMBERT                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     LOW                    1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     LIBERT                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     HOLLAND                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     WANG                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     KUHLMANN               1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     AGRAWAL                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             2       58     BRUMM                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       58     CHEN                   1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             2       59     BALDWIN                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     CHENG                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     SCHOU                  1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       59     LEALE, JR              1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     LOGUE IV               1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     CHOW                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             3       59     APPANNAGAARI           1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     MASCHUQ                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     CHEN                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     MARTINHO               1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     WHITE                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       58     LAKE                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     YU                     1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             1       59     YOUNG                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     CHEN                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     ZHANG                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     CHEN                   1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     PERIS                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             0       60     AGGARWAL               1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             1       59     HELMRICH               1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             2       59     KO                     1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     ZHANG                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     MARCH                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     HOKANSON               1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     EMERSON                1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             1       59     ZHANG                  1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             2       58     HAROLDSON              1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             2       59     SCHOEN                 1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     CAREY                  1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     ROSENTHAL              1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     WHALEN                 1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             3       57     SANT                   1 YR CMT        0.0075      6.3675
ABN 5/1 ARMS             1       59     SCHNELL                1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             2       58     DAYN                   1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             1       59     VAUGHN                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     SUTTNER                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     CHANG                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       58     PETRICH                1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             2       59     TILMANN                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     EKELUND                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     NISHIDA                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     RUBINO                 1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             3       58     PAU                    1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             1       59     HENKIN                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     LEE-SOY                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     LI                     1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             1       59     KENNEALLY              1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     CLINE                  1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     FLINDERS               1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       59     SONNEMAN               1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     BATHRICK               1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             3       58     BONOFF                 1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             1       59     ASCHBACHER             1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     HIMBER                 1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             1       59     JUSTICE                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     BLITHE                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     SIRKUS                 1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     LASLEY                 1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     SUSSMAN                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     RAMACHANDRAN           1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             0       60     SEDGEWICK              1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     CONKLIN                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     THOMPSON               1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     STINGER                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     TANG                   1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     STEVENS                1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       59     KAISER                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     ELIAS                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     CLARK                  1 YR CMT        0.0075      5.1175
ABN 5/1 ARMS             1       59     STANEK                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     LEONI                  1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             1       59     OLSON                  1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             0       60     GRESS                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     RAWLINS                1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     NAJAFI                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     DAVIS                  1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     KASPRZAK               1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     HARVEY                 1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       59     YOUNG                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     DODDAPANENI            1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       60     MOSER JR.              1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     VESEY                  1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       60     HALUCHAK               1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             5       60     RIGGS                  1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             2       58     RIZZA                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     KANE III               1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     THOMPSON               1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     SHERMAN                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     PRICE                  1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     GOODWIN                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     FAIRCHILD              1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       59     BLAKELY                1 YR CMT        0.0075      5.1175
ABN 5/1 ARMS             1       59     KOREN                  1 YR CMT        0.0075      5.1175
ABN 5/1 ARMS             1       59     DAVIS                  1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     RUST                   1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     MEDHUS                 1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       59     BAILEY                 1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     RUDRARAJU              1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       59     MCMOIL                 1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     TENG                   1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     FROEMMING              1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             0       60     FISCHER                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     SMILEY                 1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     TWIBLE                 1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     KERRIGAN               1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     KLUGER                 1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     BARE                   1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     GEORGE                 1 YR CMT        0.0075      5.2425
ABN 5/1 ARMS             0       60     HILL                   1 YR CMT        0.0075      4.6175
ABN 5/1 ARMS             1       59     CUNHA                  1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       59     MORGAN                 1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       59     DZIALO                 1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       59     COHEN                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     HOOD                   1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     CARELLO                1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     CZERNIAK               1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     GREENSTONE             1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     DUGAN                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     ENDOY                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     SMILOVITZ              1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     HALUSKA                1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     LAWSON ETHERLY         1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     DAY                    1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       60     MURPHY                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     ALLAN                  1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             1       59     DRIGGS                 1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     HEIDE                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             0       60     HOPE                   1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     MARCUCCI               1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             2       59     KULEVICH               1 YR CMT        0.0075      6.1175
ABN 5/1 ARMS             1       59     WILSON                 1 YR CMT        0.0075      5.9925
ABN 5/1 ARMS             2       59     WEISS                  1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     WOOLLEY                1 YR CMT        0.0075      5.4925
ABN 5/1 ARMS             1       59     TER HAAR               1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     BUCHEL                 1 YR CMT        0.0075      5.4925
ABN 5/1 ARMS             2       59     JACOBS                 1 YR CMT        0.0075      5.3675
ABN 5/1 ARMS             1       60     LONGO                  1 YR CMT        0.0075      5.6175
ABN 5/1 ARMS             1       59     VIKARI                 1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     STENERSON              1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             2       59     FREEMAN                1 YR CMT        0.0075      5.4925
ABN 5/1 ARMS             1       59     SANDERSON              1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     PERREAULT              1 YR CMT        0.0075      5.8675
ABN 5/1 ARMS             1       59     DUNN                   1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             1       59     BARR                   1 YR CMT        0.0075      5.7425
ABN 5/1 ARMS             2       59     GERIG                  1 YR CMT        0.0075      5.8675
ABN AMRO - Prior         6       56     FINDERS                1 YR CMT        0.0075      6.6175
BKONE JAN. 25            2       60     Turner                 1 YR CMT        0.0075      6.1175
BKONE JAN. 25            1       61     Treiber                1 YR CMT        0.0075      5.9925
BKONE JAN. 25            2       60     Bidstrup               1 YR CMT        0.0075      6.4925
BKONE JAN. 25            2       60     Shawaf                 1 YR CMT        0.0075      5.9925
BKONE JAN. 25            1       61     Geissberger            1 YR CMT        0.0075      5.9925
BKONE JAN. 25            3       59     Feist                  1 YR CMT        0.0075      5.7425
BKONE JAN. 25            2       60     Oliver                 1 YR CMT        0.0075      6.3675
BKONE JAN. 25            5       57     Whitney                1 YR CMT        0.0075      6.6175
BKONE JAN. 25            2       60     Halvorsen              1 YR CMT        0.0075      6.1175
BKONE JAN. 25            1       61     Galanos                1 YR CMT        0.0075      6.6175
BKONE JAN. 25            1       61     Knudsen                1 YR CMT        0.0075      6.2425
BKONE JAN. 25            2       60     Coffman                1 YR CMT        0.0075      6.1175
BKONE JAN. 25            1       61     Martire                1 YR CMT        0.0075      6.2425
BKONE JAN. 25            1       61     Arthur                 1 YR CMT        0.0075      6.7425
BKONE JAN. 25            0       62     Green                  1 YR CMT        0.0075      5.9925
BKONE JAN. 25            0       62     Prendergast            1 YR CMT        0.0075      6.1175
BKONE JAN. 25            2       60     Singh                  1 YR CMT        0.0075      6.2425
BKONE JAN. 25            2       60     Vanderhoff             1 YR CMT        0.0075      5.9925
BKONE JAN. 25            2       60     Matthiesen             1 YR CMT        0.0075      6.1175
BKONE JAN. 25            2       60     Gowler                 1 YR CMT        0.0075      6.3675
BKONE JAN. 25            1       61     Bagnoli                1 YR CMT        0.0075      6.1175
BKONE JAN. 25            1       61     Hebel                  1 YR CMT        0.0075      6.1175
BKONE JAN. 25            1       61     Chlebos                1 YR CMT        0.0075      6.2425
BKONE JAN. 25            2       60     Pyron                  1 YR CMT        0.0075      6.1175
BKONE JAN. 25            2       60     Taylor                 1 YR CMT        0.0075      5.8675
BKONE JAN. 25            2       60     Hubler                 1 YR CMT        0.0075      5.8675
BKONE JAN. 25            1       61     Wishner                1 YR CMT        0.0075      6.1175
BKONE JAN. 25            1       61     Bellej                 1 YR CMT        0.0075      6.6175
BKONE JAN. 25            1       61     Friedlander            1 YR CMT        0.0075      6.2425
BKONE JAN. 25            2       60     Host                   1 YR CMT        0.0075      6.1175
BKONE JAN. 25            2       60     Armstrong              1 YR CMT        0.0075      5.8675
BKONE JAN. 25            1       61     Settoon                1 YR CMT        0.0075      6.6175
BKONE JAN. 25            2       60     Cedorchuk              1 YR CMT        0.0075      6.3675
BKONE JAN. 25            2       60     Lach                   1 YR CMT        0.0075      6.1175
BKONE JAN. 25            2       60     Bushnell               1 YR CMT        0.0075      6.3675
BKONE JAN. 25            1       61     Cieszkowski            1 YR CMT        0.0075      6.1175
BKONE JAN. 25            5       57     Pozios                 1 YR CMT        0.0075      6.7425
BKONE JAN. 25            2       60     Merritt                1 YR CMT        0.0075      5.9925
BKONE JAN. 25            1       61     Harthen                1 YR CMT        0.0075      6.2425
BKONE JAN. 25            2       60     Stokes                 1 YR CMT        0.0075      6.2425
BKONE JAN. 25            5       57     Caporaletti            1 YR CMT        0.0075      6.3675
BKONE JAN. 25            3       59     Engster                1 YR CMT        0.0075      6.1175
BKONE JAN. 25            2       60     Hart                   1 YR CMT        0.0075      6.2425
BKONE JAN. 25            2       60     Mandel                 1 YR CMT        0.0075      5.7425
BKONE JAN. 25            2       60     Wyett, Trustee         1 YR CMT        0.0075      6.3675
BKONE JAN. 25            2       60     Thomas                 1 YR CMT        0.0075      5.9925
BKONE JAN. 25            2       60     Kreidler               1 YR CMT        0.0075      5.6175
BKONE JAN. 25            2       60     Upjohn                 1 YR CMT        0.0075      6.1175
BKONE JAN. 25            2       60     Meyer                  1 YR CMT        0.0075      5.9925
BKONE JAN. 25            1       61     Bailey                 1 YR CMT        0.0075      6.4925
BKONE JAN. 25            1       61     Cozzolino              1 YR CMT        0.0075      6.4925
BKONE JAN. 25            1       61     Crenshaw               1 YR CMT        0.0075      5.8675
BKONE JAN. 25            1       61     Burningham             1 YR CMT        0.0075      5.9925
BKONE JAN. 25            1       61     Goldich                1 YR CMT        0.0075      6.2425
BKONE JAN. 25            2       60     Johnson                1 YR CMT        0.0075      5.9925
BKONE JAN. 25            1       61     Gerritsen              1 YR CMT        0.0075      5.8675
BKONE JAN. 25            1       61     Nairn                  1 YR CMT        0.0075      6.2425
BKONE JAN. 25            2       60     Castellano             1 YR CMT        0.0075      5.8675
BKONE JAN. 25            2       60     Derus                  1 YR CMT        0.0075      6.2425
BKONE JAN. 25            1       61     Bloom                  1 YR CMT        0.0075      5.8675
BKONE JAN. 25            2       60     Hills                  1 YR CMT        0.0075      6.1175
BKONE JAN. 25            2       60     Sheley                 1 YR CMT        0.0075      5.7425
BKONE JAN. 25            2       60     Baron                  1 YR CMT        0.0075      5.7425
BKONE JAN. 25            2       60     Ballard                1 YR CMT        0.0075      6.1175
BKONE JAN. 25            2       60     Ciletti                1 YR CMT        0.0075      5.8675
BKONE JAN. 25            1       61     Gibson                 1 YR CMT        0.0075      6.1175
BKONE JAN. 25            2       60     Lee                    1 YR CMT        0.0075      6.2425
BKONE JAN. 25            1       61     Fenberg                1 YR CMT        0.0075      6.2425
BKONE JAN. 25            1       61     Kluczynski             1 YR CMT        0.0075      6.3675
BKONE JAN. 25            2       60     Fusco                  1 YR CMT        0.0075      5.9925
BKONE JAN. 25            2       60     Carpentar              1 YR CMT        0.0075      6.1175
BKONE JAN. 25            0       62     Hauptman               1 YR CMT        0.0075      6.2425
BKONE JAN. 25            1       61     Oxholm-Uribe           1 YR CMT        0.0075      6.2425
BKONE JAN. 25            1       61     Bland                  1 YR CMT        0.0075      5.8675
BKONE JAN. 25            1       61     Gerber                 1 YR CMT        0.0075      5.9925
BKONE JAN. 25            1       61     Merritt                1 YR CMT        0.0075      6.1175
BKONE JAN. 25            1       61     Schuster               1 YR CMT        0.0075      5.8675
BKONE JAN. 25            1       61     Hayes-Trustee          1 YR CMT        0.0075      5.9925
BKONE JAN. 25            0       62     Kojaian                1 YR CMT        0.0075      5.9925
BKONE JAN. 25            1       61     Sharfman               1 YR CMT        0.0075      5.9925
BKONE JAN. 25            2       60     Hubbell II             1 YR CMT        0.0075      6.3675
BKONE JAN. 25            1       61     Engels                 1 YR CMT        0.0075      6.6175
BKONE JAN. 25            2       60     Herron                 1 YR CMT        0.0075      5.9925
BKONE JAN. 25            2       60     Gruemmer               1 YR CMT        0.0075      6.1175
BKONE JAN. 25            1       61     Parker                 1 YR CMT        0.0075      6.1175
BKONE JAN. 25            2       60     McGuire                1 YR CMT        0.0075      5.8675
BKONE JAN. 25            2       60     Shafter                1 YR CMT        0.0075      5.8675
BKONE JAN. 25            1       61     Nowicki                1 YR CMT        0.0075      6.2425
BKONE JAN. 25            2       60     Black                  1 YR CMT        0.0075      6.1175
BKONE JAN. 25            1       61     Swonk                  1 YR CMT        0.0075      5.7425
BKONE JAN. 25            2       60     Lopez                  1 YR CMT        0.0075      5.9925
BKONE JAN. 25            2       60     Welch                  1 YR CMT        0.0075      5.7425
BKONE JAN. 25            1       61     Nemetz                 1 YR CMT        0.0075      6.3675
BKONE JAN. 25            2       60     Almeleh                1 YR CMT        0.0075      5.8675
BKONE JAN. 25            2       60     Chan                   1 YR CMT        0.0075      6.6175
BKONE JAN. 25            1       61     Gidney                 1 YR CMT        0.0075      5.8675
BKONE JAN. 25            1       61     Helt                   1 YR CMT        0.0075      6.3675
BKONE JAN. 25            0       62     Wright                 1 YR CMT        0.0075      5.8675
BKONE JAN. 25            2       60     Nelson                 1 YR CMT        0.0075      6.2425
BKONE JAN. 25            1       61     Pajor                  1 YR CMT        0.0075      6.1175
BKONE JAN. 25            1       61     Heimann                1 YR CMT        0.0075      6.3675
BKONE NOV20              4       58     Wilson                 1 YR CMT        0.0075      6.6175
BKONE NOV20              3       58     Johnson                1 YR CMT        0.0075      6.6175
BKONE NOV20              2       60     Ellis                  1 YR CMT        0.0075      6.2425
BKONE NOV20              3       60     Lentz                  1 YR CMT        0.0075      5.9925
BKONE NOV20              2       59     Edgmon                 1 YR CMT        0.0075      6.1175
BKONE NOV20              4       59     Austria                1 YR CMT        0.0075      6.3675
BKONE NOV20              3       59     Colby                  1 YR CMT        0.0075      5.9925
BKONE NOV20              4       58     Kelisky                1 YR CMT        0.0075      6.4925
BKONE NOV20              3       59     Manders                1 YR CMT        0.0075      5.9925
BKONE NOV20              4       58     Barber                 1 YR CMT        0.0075      6.3675
BKONE NOV20              5       57     Roseberry              1 YR CMT        0.0075      6.4925
BKONE NOV20              4       58     Keon                   1 YR CMT        0.0075      6.6175
BKONE NOV20              3       59     Tompkins               1 YR CMT        0.0075      5.9925
BKONE NOV20              2       59     Chriss                 1 YR CMT        0.0075      5.9925
BKONE NOV20              3       58     Beall                  1 YR CMT        0.0075      6.3675
BKONE NOV20              4       57     Landsburg              1 YR CMT        0.0075      6.3675
BKONE NOV20              3       58     Matthews               1 YR CMT        0.0075      6.3675
BKONE NOV20              2       60     Epstein                1 YR CMT        0.0075      5.4925
BKONE NOV20              3       59     Bachi                  1 YR CMT        0.0075      6.7425
BKONE NOV20              3       59     HAINES                 1 YR CMT        0.0075      5.9925
BKONE NOV20              4       58     Doniger                1 YR CMT        0.0075      6.4925
BKONE NOV20              2       60     Hiscock                1 YR CMT        0.0075      6.3675
BKONE NOV20              4       57     Lombino                1 YR CMT        0.0075      6.7425
BKONE NOV20              4       58     Hamman                 1 YR CMT        0.0075      6.9925
BKONE NOV20              4       58     Mercer                 1 YR CMT        0.0075      6.4925
BKONE NOV20              3       58     Ducharme               1 YR CMT        0.0075      6.9925
BKONE NOV20              3       59     Burns                  1 YR CMT        0.0075      6.4925
BKONE NOV20              4       58     Balcer                 1 YR CMT        0.0075      6.4925
BKONE NOV20              4       58     Tello                  1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     Lau                    1 YR CMT        0.0075      6.3675
BKONE NOV20              3       59     Kreppel                1 YR CMT        0.0075      6.3675
BKONE NOV20              2       59     Huffman                1 YR CMT        0.0075      6.2425
BKONE NOV20              4       58     KIDD                   1 YR CMT        0.0075      6.6175
BKONE NOV20              2       59     Sanders                1 YR CMT        0.0075      6.6175
BKONE NOV20              4       58     Russell                1 YR CMT        0.0075      6.3675
BKONE NOV20              4       58     Schroth                1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     Quinn                  1 YR CMT        0.0075      6.2425
BKONE NOV20              7       56     Ebert                  1 YR CMT        0.0075      7.1175
BKONE NOV20              2       59     COFFIN                 1 YR CMT        0.0075      5.9925
BKONE NOV20              3       59     Savino                 1 YR CMT        0.0075      6.7425
BKONE NOV20              3       59     Elliott                1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     Zueck                  1 YR CMT        0.0075      6.3675
BKONE NOV20              4       57     Ginsberg               1 YR CMT        0.0075      6.7425
BKONE NOV20              3       58     Huck                   1 YR CMT        0.0075      6.6175
BKONE NOV20              2       59     Hurst                  1 YR CMT        0.0075      5.7425
BKONE NOV20              2       59     Albright               1 YR CMT        0.0075      5.8675
BKONE NOV20              3       59     Mottola                1 YR CMT        0.0075      5.9925
BKONE NOV20              3       59     Havel                  1 YR CMT        0.0075      6.2425
BKONE NOV20              4       58     Kirkpatrick            1 YR CMT        0.0075      6.8675
BKONE NOV20              2       59     Koshgarian             1 YR CMT        0.0075      6.3675
BKONE NOV20              4       58     Galloway               1 YR CMT        0.0075      6.3675
BKONE NOV20              4       58     McMullen               1 YR CMT        0.0075      5.7425
BKONE NOV20              2       59     Hocter                 1 YR CMT        0.0075      5.8675
BKONE NOV20              3       59     Pons                   1 YR CMT        0.0075      6.1175
BKONE NOV20              2       59     Krzyskowski            1 YR CMT        0.0075      6.2425
BKONE NOV20              2       59     Fitzgerald             1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     Vorwaller              1 YR CMT        0.0075      6.7425
BKONE NOV20              2       59     Bauer                  1 YR CMT        0.0075      6.1175
BKONE NOV20              2       59     Ward                   1 YR CMT        0.0075      6.2425
BKONE NOV20              1       60     Gallagher              1 YR CMT        0.0075      5.9925
BKONE NOV20              3       58     Sun                    1 YR CMT        0.0075      6.4925
BKONE NOV20              3       58     Cokefair               1 YR CMT        0.0075      6.4925
BKONE NOV20              4       58     Foster                 1 YR CMT        0.0075      6.4925
BKONE NOV20              3       58     Plavnik                1 YR CMT        0.0075      6.3675
BKONE NOV20              3       59     McCarthy               1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     Bennett                1 YR CMT        0.0075      5.9925
BKONE NOV20              3       58     BLACKWELL              1 YR CMT        0.0075      6.4925
BKONE NOV20              4       58     Wills                  1 YR CMT        0.0075      6.6175
BKONE NOV20              4       58     Brown                  1 YR CMT        0.0075      6.6175
BKONE NOV20              3       59     Hastings               1 YR CMT        0.0075      5.8675
BKONE NOV20              3       60     Kuharik                1 YR CMT        0.0075      5.9925
BKONE NOV20              2       60     Blumenthal             1 YR CMT        0.0075      5.8675
BKONE NOV20              4       58     Crant                  1 YR CMT        0.0075      6.4925
BKONE NOV20              3       58     Himes                  1 YR CMT        0.0075      6.1175
BKONE NOV20              2       59     Fisher                 1 YR CMT        0.0075      6.1175
BKONE NOV20              4       57     DeBlanc                1 YR CMT        0.0075      6.2425
BKONE NOV20              4       58     Mounger                1 YR CMT        0.0075      6.4925
BKONE NOV20              2       59     Woosley                1 YR CMT        0.0075      5.9925
BKONE NOV20              3       59     Angelo                 1 YR CMT        0.0075      6.4925
BKONE NOV20              4       58     Janoff                 1 YR CMT        0.0075      6.4925
BKONE NOV20              4       58     Bettencourt            1 YR CMT        0.0075      6.6175
BKONE NOV20              5       57     PALUMBO                1 YR CMT        0.0075      6.7425
BKONE NOV20              2       59     Stephen                1 YR CMT        0.0075      6.4925
BKONE NOV20              3       58     O'Grady                1 YR CMT        0.0075      6.3675
BKONE NOV20              3       58     Maude                  1 YR CMT        0.0075      6.6175
BKONE NOV20              4       58     SCOGNAMIGLIO           1 YR CMT        0.0075      6.8675
BKONE NOV20              3       59     Knight                 1 YR CMT        0.0075      5.9925
BKONE NOV20              3       59     HOGEBOOM               1 YR CMT        0.0075      6.1175
BKONE NOV20              4       58     Tranter                1 YR CMT        0.0075      6.8675
BKONE NOV20              3       59     Endler                 1 YR CMT        0.0075      6.4925
BKONE NOV20              3       59     DeNardis               1 YR CMT        0.0075      6.4925
BKONE NOV20             11       50     Abbey                  1 YR CMT        0.0075      6.8675
BKONE NOV20              6       57     Roten                  1 YR CMT        0.0075      6.8675
BKONE NOV20              3       58     Lively                 1 YR CMT        0.0075      6.4925
BKONE NOV20              4       58     Reigel                 1 YR CMT        0.0075      6.3675
BKONE NOV20              4       58     Webb                   1 YR CMT        0.0075      6.6175
BKONE NOV20              3       58     Mayo                   1 YR CMT        0.0075      6.4925
BKONE NOV20              4       58     Hart                   1 YR CMT        0.0075      6.6175
BKONE NOV20              3       58     Stienecker             1 YR CMT        0.0075      6.4925
BKONE NOV20              3       58     Wehrenberg             1 YR CMT        0.0075      6.1175
BKONE NOV20              3       58     Wegner                 1 YR CMT        0.0075      6.4925
BKONE NOV20              3       58     Roberts                1 YR CMT        0.0075      6.7425
BKONE NOV20              4       58     Jensen                 1 YR CMT        0.0075      6.4925
BKONE NOV20              4       58     Stjernholm             1 YR CMT        0.0075      6.8675
BKONE NOV20              4       58     Schardt                1 YR CMT        0.0075      6.4925
BKONE NOV20              3       58     Beardsley              1 YR CMT        0.0075      6.4925
BKONE NOV20              4       58     Snayd                  1 YR CMT        0.0075      6.4925
BKONE NOV20              5       58     Johnston               1 YR CMT        0.0075      6.1175
BKONE NOV20              4       58     Dubois, As Trustee     1 YR CMT        0.0075      6.4925
BKONE NOV20              3       58     Klein                  1 YR CMT        0.0075      6.3675
BKONE NOV20              3       59     Breidenbach            1 YR CMT        0.0075      6.3675
BKONE NOV20              3       59     Overmyer               1 YR CMT        0.0075      5.8675
BKONE NOV20              3       59     KOSTRZEWA              1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     Oster                  1 YR CMT        0.0075      6.3675
BKONE NOV20              3       59     McDonnell              1 YR CMT        0.0075      5.7425
BKONE NOV20              3       59     John G McAndrew        1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     Joyce                  1 YR CMT        0.0075      6.1175
BKONE NOV20              2       59     Diamond                1 YR CMT        0.0075      6.1175
BKONE NOV20              2       59     Masferrer              1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     Coyer                  1 YR CMT        0.0075      6.6175
BKONE NOV20              2       60     Lehtinen               1 YR CMT        0.0075      5.9925
BKONE NOV20              2       60     Bonig                  1 YR CMT        0.0075      6.2425
BKONE NOV20              4       57     Williams               1 YR CMT        0.0075      6.3675
BKONE NOV20              3       58     Szal                   1 YR CMT        0.0075      6.3675
BKONE NOV20              6       56     Kramzar                1 YR CMT        0.0075      6.6175
BKONE NOV20              5       57     Dell Uomo              1 YR CMT        0.0075      6.6175
BKONE NOV20              5       57     Giffhorn               1 YR CMT        0.0075      6.7425
BKONE NOV20              2       59     Foss                   1 YR CMT        0.0075      6.1175
BKONE NOV20              1       60     Schwam                 1 YR CMT        0.0075      6.1175
BKONE NOV20              4       57     Calatayud              1 YR CMT        0.0075      6.7425
BKONE NOV20              4       58     Light                  1 YR CMT        0.0075      5.9925
BKONE NOV20              5       57     Wayne                  1 YR CMT        0.0075      6.4925
BKONE NOV20              4       58     Loconto                1 YR CMT        0.0075      6.6175
BKONE NOV20              3       59     Revsin                 1 YR CMT        0.0075      6.1175
BKONE NOV20              3       59     Atwater                1 YR CMT        0.0075      5.8675
BKONE NOV20              3       58     Fischbach              1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     Marous                 1 YR CMT        0.0075      6.1175
BKONE NOV20              3       59     Petruziello            1 YR CMT        0.0075      6.3675
BKONE NOV20              3       58     Perry                  1 YR CMT        0.0075      6.3675
BKONE NOV20              3       59     McDonald               1 YR CMT        0.0075      5.8675
BKONE NOV20              4       58     El-Muttardi            1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     Meade                  1 YR CMT        0.0075      6.1175
BKONE NOV20              5       57     Gooding                1 YR CMT        0.0075      6.7425
BKONE NOV20              3       59     Christiansen           1 YR CMT        0.0075      6.3675
BKONE NOV20              2       60     Kerr                   1 YR CMT        0.0075      5.9925
BKONE NOV20              3       58     O'Neill                1 YR CMT        0.0075      6.3675
BKONE NOV20              3       59     Reiss                  1 YR CMT        0.0075      6.3675
BKONE NOV20              4       58     Schultz                1 YR CMT        0.0075      6.8675
BKONE NOV20              2       59     McWherter              1 YR CMT        0.0075      5.8675
BKONE NOV20              2       59     Reidy                  1 YR CMT        0.0075      6.3675
BKONE NOV20              4       58     Aziz                   1 YR CMT        0.0075      6.6175
BKONE NOV20              6       55     Stern                  1 YR CMT        0.0075      6.8675
BKONE NOV20              4       58     Murphy                 1 YR CMT        0.0075      6.6175
BKONE NOV20              4       58     Shaeffer               1 YR CMT        0.0075      6.1175
BKONE NOV20              2       60     Snider                 1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     James                  1 YR CMT        0.0075      6.1175
BKONE NOV20              4       58     Yohannan               1 YR CMT        0.0075      6.6175
BKONE NOV20              4       58     Sengupta               1 YR CMT        0.0075      6.4925
BKONE NOV20              3       59     Buie                   1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     McGonagle              1 YR CMT        0.0075      6.3675
BKONE NOV20              3       59     Johnson                1 YR CMT        0.0075      5.7425
BKONE NOV20              4       58     Crowe                  1 YR CMT        0.0075      6.6175
BKONE NOV20              3       59     Goldstein              1 YR CMT        0.0075      6.1175
BKONE NOV20              3       59     Dondlinger             1 YR CMT        0.0075      5.9925
BKONE NOV20              2       60     Almase                 1 YR CMT        0.0075      5.9925
BKONE NOV20              3       59     Castillo               1 YR CMT        0.0075      6.1175
BKONE NOV20              3       58     Depasquale             1 YR CMT        0.0075      6.4925
BKONE NOV20              2       59     Wichterman             1 YR CMT        0.0075      6.1175
BKONE NOV20              4       58     Zacher                 1 YR CMT        0.0075      6.3675
BKONE NOV20              5       57     Petersen               1 YR CMT        0.0075      6.6175
BKONE NOV20              4       57     Stolinski              1 YR CMT        0.0075      6.7425
BKONE NOV20              4       58     Turner                 1 YR CMT        0.0075      6.3675
BKONE NOV20              3       59     Beale                  1 YR CMT        0.0075      6.2425
BKONE NOV20              6       58     Martindale             1 YR CMT        0.0075      6.3675
BKONE NOV20              2       59     Amazan                 1 YR CMT        0.0075      6.3675
BKONE NOV20              2       59     Spore                  1 YR CMT        0.0075      6.1175
BKONE NOV20              3       58     BRADSHAW               1 YR CMT        0.0075      6.7425
BKONE NOV20              3       59     Scobas                 1 YR CMT        0.0075      6.1175
BKONE NOV20              4       57     Castanon               1 YR CMT        0.0075      6.6175
BKONE NOV20              3       58     Leimbach               1 YR CMT        0.0075      6.3675
BKONE NOV20              4       59     Abt                    1 YR CMT        0.0075      6.3675
BKONE NOV20              3       59     Weaver                 1 YR CMT        0.0075      6.2425
BKONE NOV20              3       59     Ingmire                1 YR CMT        0.0075      6.2425
BKONE NOV20              2       59     Murwin                 1 YR CMT        0.0075      5.8675
BKONE NOV20              5       57     Bush                   1 YR CMT        0.0075      6.6175
BKONE NOV20              4       58     Gottschalk             1 YR CMT        0.0075      6.1175
BKONE NOV20              2       59     Jones                  1 YR CMT        0.0075      6.2425
BKONE NOV20              2       59     Long                   1 YR CMT        0.0075      6.3675
BKONE NOV20              3       59     Smith                  1 YR CMT        0.0075      5.8675
BKONE NOV20              3       59     Steiner                1 YR CMT        0.0075      6.3675
BKONE NOV20              3       58     Price                  1 YR CMT        0.0075      6.1175
BKONE NOV20              3       59     Berg                   1 YR CMT        0.0075      6.1175
BKONE NOV20              4       58     Parker                 1 YR CMT        0.0075      6.1175
BKONE Prior              9       53     Combs                  1 YR CMT        0.0075      7.1175
BKONE Prior              7       55     Kamdar                 1 YR CMT        0.0075      6.6175



                                                              SCHEDULE III

                                                          Pool 3 Mortgage Loans


  PORTFOLIO            AMBUCX                  ANUM     RATE          OBAL               PBAL        FPDATE   MDATE    PDATE   OTERM
-------------       ------------             --------   -----      -----------       ------------   --------  ------   -----   -----
BKONE JAN. 25       7/1 CMT ARMS             12014064      7      $ 360,000.00       $ 356,952.13    1/1/02  12/1/31   2/1/02   360
BKONE JAN. 25       7/1 CMT ARMS             12121281   6.75      $ 375,000.00       $ 374,677.13    2/1/02   1/1/32   2/1/02   360
BKONE JAN. 25       7/1 CMT ARMS             12129003   6.63      $ 665,000.00       $ 663,823.32    1/1/02  12/1/31   2/1/02   360
BKONE JAN. 25       7/1 CMT ARMS             12157681      7      $ 999,950.00       $ 999,130.34    2/1/02   1/1/32   2/1/02   360
BKONE JAN. 25       7/1 CMT ARMS             12093092   6.75      $ 486,000.00       $ 481,454.75    1/1/02  12/1/31   2/1/02   360
BKONE JAN. 25       7/1 CMT ARMS             12171377   6.75      $ 825,000.00       $ 823,575.38    1/1/02  12/1/31   2/1/02   360
BKONE JAN. 25       7/1 CMT ARMS             11956497    6.5      $ 533,500.00       $ 532,532.79    1/1/02  12/1/31   2/1/02   360
BKONE JAN. 25       7/1 CMT ARMS             12187860    6.5      $ 385,000.00       $ 384,651.95    2/1/02   1/1/32   2/1/02   360
BKONE NOV20         7/1 CMT ARMS             12019196   6.75      $ 306,000.00       $ 305,205.14   12/1/01  11/1/31   1/1/02   360
BKONE NOV20         7/1 CMT ARMS             11850260   7.38      $ 305,000.00       $ 302,844.55   11/1/01  10/1/31   2/1/02   360
BKONE NOV20         7/1 CMT ARMS             11775426   6.75      $ 390,000.00       $ 388,302.05   10/1/01   9/1/31   1/1/02   360
BKONE NOV20         7/1 CMT ARMS             12025466   6.63      $ 310,000.00       $ 309,129.59   12/1/01  11/1/31   2/1/02   360
BKONE NOV20         7/1 CMT ARMS             11910015   6.75      $ 300,800.00       $ 300,018.65   12/1/01  11/1/31   2/1/02   360
BKONE NOV20         7/1 CMT ARMS             11215423   7.38      $ 620,000.00       $ 615,648.15    6/1/01   5/1/31   2/1/02   360
BKONE NOV20         7/1 CMT ARMS             11574852      7      $ 362,300.00       $ 360,797.66   10/1/01   9/1/31   2/1/02   360
BKONE NOV20         7/1 CMT ARMS             12005500      7      $ 440,000.00       $ 438,911.66   12/1/01  11/1/31   2/1/02   360
BKONE NOV20         7/1 CMT ARMS             11898913   6.25      $ 294,400.00       $ 293,557.59   12/1/01  11/1/31   2/1/02   360
BKONE NOV20         7/1 CMT ARMS             11599875   7.25      $ 330,000.00       $ 329,223.00   12/1/01  11/1/31   2/1/02   360
BKONE NOV20         7/1 CMT ARMS             11819943   7.38      $ 522,400.00       $ 520,610.30   12/1/01  11/1/31   2/1/02   360
BKONE NOV20         7/1 CMT ARMS             11899002    7.5      $ 300,000.00       $ 298,889.47   11/1/01  10/1/31   1/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6709099409   5.13      $ 800,000.00       $ 796,218.94   11/1/01  10/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6176763925   5.13      $ 721,000.00       $ 718,449.67   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6052913693      6      $ 750,000.00       $ 747,748.90   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6303930470   6.25      $ 720,000.00       $ 717,939.79   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6299415049      6    $ 1,000,000.00       $ 998,004.00    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6845879367      6      $ 591,200.00       $ 590,019.96    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6267540786   6.13      $ 674,900.00       $ 672,922.03   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6478159731      5      $ 376,000.00       $ 372,620.54   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6280727220   6.38      $ 415,000.00       $ 413,840.72   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6807806432   6.38      $ 388,500.00       $ 387,778.42    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6424176854   6.13      $ 410,000.00       $ 408,798.38   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6818112838   6.13      $ 900,000.00       $ 897,362.34   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6280819423   6.38      $ 452,000.00       $ 450,737.37   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6030503426   6.13      $ 320,000.00       $ 318,428.91   10/1/01   9/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6930235442   6.25      $ 672,000.00       $ 670,077.16   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6569440396   6.63      $ 370,400.00       $ 369,414.17   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6888577696   5.13      $ 426,000.00       $ 424,493.14   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6180777416   6.25      $ 428,000.00       $ 427,185.68    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6145154941   5.88      $ 455,200.00       $ 454,269.51    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6091097516   5.88      $ 406,400.00       $ 405,150.88   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6563605242   6.13      $ 420,000.00       $ 418,769.08   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6389716983   5.88      $ 419,000.00       $ 418,143.51    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6389756567   6.13      $ 356,418.00       $ 355,723.39    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6881562851   6.38      $ 624,000.00       $ 622,841.03    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6787989208   7.25      $ 576,000.00       $ 571,205.74    6/1/01   5/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6809947903   5.13      $ 350,000.00       $ 345,742.72   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6992131208   5.88      $ 351,200.00       $ 350,120.51   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6432744065   5.88      $ 536,000.00       $ 534,352.51   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6792390400   6.25      $ 403,200.00       $ 402,432.85    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6748435366   6.38      $ 468,000.00       $ 467,130.76    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6211508319      6      $ 369,000.00       $ 368,263.46    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6894987764   6.25      $ 450,000.00       $ 448,712.38   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6936112603      6      $ 347,000.00       $ 345,958.46   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6646903606   6.13      $ 453,750.00       $ 452,420.16   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6218065743   6.38      $ 431,600.00       $ 430,394.36   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6610732049   5.88      $ 302,000.00       $ 301,382.67    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6008019991   6.38      $ 477,000.00       $ 475,667.56   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6770967880   6.25      $ 385,000.00       $ 383,898.35   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6818406693   6.25      $ 320,000.00       $ 319,290.64    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6352754342      6      $ 360,665.00       $ 359,945.12    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6438821024   6.38      $ 427,500.00       $ 426,305.81   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6984050978      6      $ 740,000.00       $ 738,522.96    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6217896312   5.38      $ 396,000.00       $ 395,110.53    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6202738586   6.38      $ 310,000.00       $ 309,091.92   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6774014317      6      $ 485,000.00       $ 483,544.29   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS           99088395   7.25      $ 376,000.00       $ 373,909.14    8/1/01   7/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6751178390   6.38      $ 400,000.00       $ 398,773.00   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6693077882   6.13      $ 385,000.00       $ 384,249.67    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6756909617   5.88      $ 347,000.00       $ 346,290.69    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6870407233   6.38      $ 356,000.00       $ 355,005.55   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6778620820   6.38      $ 500,000.00       $ 499,070.69    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6975819753   5.63      $ 350,000.00       $ 348,872.21   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6706772628   6.63      $ 317,000.00       $ 316,085.70   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6747376355   5.88      $ 357,000.00       $ 356,270.26    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6791427518   6.13      $ 562,500.00       $ 560,851.46   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6609151276   6.75      $ 527,500.00       $ 526,129.80   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6349826096   6.13      $ 525,000.00       $ 523,461.36   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6080560193   6.25      $ 316,750.00       $ 316,147.33    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6781309783   6.13      $ 346,000.00       $ 344,985.95   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6123305465   6.38      $ 339,000.00       $ 338,370.37    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6212134099   6.25      $ 479,000.00       $ 478,088.63    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6291206727   5.88      $ 450,000.00       $ 449,080.14    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6035899191   7.25      $ 650,000.00       $ 645,324.55    6/1/01   5/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6657041403      6      $ 370,000.00       $ 368,889.45   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6517980162   6.38      $ 750,000.00       $ 747,904.94   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6156487529   5.88      $ 365,750.00       $ 364,387.17   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6114401786   6.25      $ 425,000.00       $ 423,783.91   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6852926804   6.63      $ 550,000.00       $ 548,536.17   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6693377639   6.38      $ 491,000.00       $ 489,628.42   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6792029974    6.5      $ 390,000.00       $ 388,205.08   11/1/01  10/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6558145808   6.25      $ 420,000.00       $ 419,200.88    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6716645756   6.25      $ 757,000.00       $ 755,559.72    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6767114652   6.25      $ 772,500.00       $ 771,030.22    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6837785580    6.5      $ 554,000.00       $ 552,489.36   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6932136549      6      $ 420,000.00       $ 419,161.67    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS           99150088   7.25      $ 405,000.00       $ 403,401.12   10/1/01   9/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6217381315   7.25    $ 1,000,000.00       $ 996,851.19   11/1/01  10/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6648356688   6.25      $ 608,000.00       $ 605,674.30   11/1/01  10/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6172774512   5.13      $ 557,200.00       $ 554,566.46   11/1/01  10/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6772573066   5.88      $ 344,000.00       $ 342,942.64   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6871540818   5.63      $ 750,000.00       $ 747,583.30   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6114866780   6.25      $ 545,000.00       $ 543,440.55   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6277477714      6      $ 355,000.00       $ 353,934.46   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6004857113    5.5      $ 620,000.00       $ 617,954.76   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6864647026   5.88      $ 341,250.00       $ 340,552.44    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6532927719   5.88      $ 345,300.00       $ 344,594.16    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6001195483      6      $ 400,000.00       $ 398,701.59    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6498876124   6.38      $ 318,500.00       $ 317,908.34    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6743161579   6.13    $ 1,000,000.00       $ 998,051.16    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6681148364   5.75      $ 375,200.00       $ 374,019.15   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6916526640   5.25      $ 308,340.00       $ 307,274.31   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6718615054   5.13      $ 375,000.00       $ 373,673.54   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6770580337   5.13      $ 515,000.00       $ 513,178.35   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6779824520   5.13      $ 571,000.00       $ 567,369.98   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6938161400   6.75      $ 408,000.00       $ 406,582.94   11/1/01  10/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6176186887   5.13      $ 648,000.00       $ 643,695.07   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6247337659   6.25      $ 470,000.00       $ 469,105.75    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6309185889   5.75      $ 417,684.00       $ 416,369.42   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6378959339   6.38      $ 401,350.00       $ 399,232.76   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6488799997   6.25      $ 560,000.00       $ 558,397.63   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6348464451      6      $ 501,600.00       $ 500,094.44   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6927020013   6.13      $ 308,250.00       $ 307,346.60   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6074271716   6.25      $ 367,200.00       $ 366,149.29   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6492860223   6.75      $ 312,500.00       $ 311,688.28   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6452934117   6.38      $ 302,000.00       $ 301,156.40   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6741867995   6.88      $ 631,200.00       $ 629,060.54   11/1/01  10/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6819853034      6      $ 410,000.00       $ 409,181.64    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6793427706   6.63      $ 356,250.00       $ 355,301.85   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6655340203   6.13      $ 332,000.00       $ 331,352.98    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6660278653   6.88      $ 342,530.00       $ 341,351.10    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6594895028   5.25      $ 456,880.00       $ 453,891.74   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6537766955   6.25      $ 335,213.00       $ 334,424.94    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6490832331   6.25      $ 340,000.00       $ 339,353.10    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6796692512   5.13      $ 744,000.00       $ 741,368.32   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6303648577      6      $ 500,000.00       $ 498,499.24   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6395985580   6.25      $ 374,500.00       $ 373,428.39   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6233427761   6.13      $ 500,000.00       $ 499,025.56    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6475701766   6.13      $ 322,000.00       $ 321,372.46    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6026742301   5.75      $ 354,000.00       $ 353,259.03    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6355279172   6.38      $ 463,200.00       $ 461,906.09   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6937386115   6.25      $ 345,700.00       $ 344,710.80   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6712895553      6    $ 1,000,000.00       $ 996,998.51   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6044041637   6.25      $ 496,000.00       $ 492,040.66    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6385650301   6.13      $ 335,000.00       $ 334,018.19   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6645862399    6.5      $ 347,600.00       $ 346,867.29    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6544296194    6.5      $ 425,450.00       $ 424,678.68    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6269705346      6      $ 320,000.00       $ 319,361.27    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS           99135832   7.13      $ 480,000.00       $ 477,662.44    9/1/01   8/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6503881291   6.25      $ 315,000.00       $ 314,400.67    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      7/1 LIBOR ARMS         6044422902   5.63      $ 399,200.00       $ 397,480.84   11/1/01  10/1/31   2/1/02   360
BKONE JAN. 25       10/1 CMT ARMS            12019931      7      $ 360,000.00       $ 359,408.10    1/1/02  12/1/31   2/1/02   360
BKONE JAN. 25       10/1 CMT ARMS            10978393   7.05      $ 865,585.00       $ 860,237.56   11/1/01   1/1/29   2/1/02   327
BKONE JAN. 25       10/1 CMT ARMS            11694072   7.75      $ 352,000.00       $ 350,485.04    9/1/01   8/1/31   2/1/02   360
BKONE JAN. 25       10/1 CMT ARMS            11966900   6.63      $ 390,000.00       $ 388,962.00   12/1/01  11/1/31   2/1/02   360
BKONE JAN. 25       10/1 CMT ARMS            11951365   6.88      $ 585,000.00       $ 584,508.52    2/1/02   1/1/32   2/1/02   360
BKONE JAN. 25       10/1 CMT ARMS            11913498   6.63      $ 340,800.00       $ 340,196.98    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6421677144    6.5      $ 364,800.00       $ 364,138.63    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6985877064   6.63      $ 999,950.00       $ 997,288.67   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6517811474    6.5      $ 620,000.00       $ 618,309.39   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6132112407    6.5      $ 430,000.00       $ 428,827.47   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6515073739   6.25      $ 600,000.00       $ 598,858.41    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6743386036   6.88      $ 399,200.00       $ 398,527.32    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6584655929    6.5      $ 343,000.00       $ 342,378.16    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6155582353   6.88      $ 450,000.00       $ 448,859.33   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6627511410    6.5      $ 540,000.00       $ 538,527.55   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6080240465    6.5      $ 460,000.00       $ 459,166.04    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6011726848   6.38      $ 712,000.00       $ 710,677.58    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6191839866   6.38      $ 369,000.00       $ 368,214.65    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6030502931   6.38    $ 1,000,000.00       $ 997,206.61   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6085994975   6.63      $ 348,000.00       $ 347,384.22    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6021122020   5.75      $ 396,000.00       $ 394,753.70   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6069466321   6.75      $ 332,800.00       $ 331,935.54   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6995322192   5.88      $ 540,000.00       $ 538,896.18    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6388081728   6.38      $ 439,000.00       $ 437,989.25    1/1/02  12/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6830673601   6.63      $ 572,000.00       $ 564,601.15   12/1/01  11/1/31   2/1/02   360
BOA LIBOR ARMS      10/1 LIBOR ARMS        6117159993   6.75      $ 326,888.00       $ 326,323.53    1/1/02  12/1/31   2/1/02   360
                                                                                  $ 83,225,258.66

  PORTFOLIO                 APPR      MARGIN     FRCDT   FACAP     NRCDT    ACAP   LCAP    MAXRATE    MINRATE    STATE   FICO  SFEE
-------------         --------------  ------    -------  -----    --------  ----   ----    -------    -------    -----   ----  ----
BKONE JAN. 25           $ 450,000.00   2.75      1/1/09    5       1/1/09    2      5            12    2.75       GA     796   0.25
BKONE JAN. 25           $ 495,000.00   2.75      2/1/09    5       2/1/09    2      5         11.75    2.75       TX     715   0.25
BKONE JAN. 25         $ 1,120,000.00   2.75      1/1/09    5       1/1/09    2      5        11.625    2.75       FL     772   0.25
BKONE JAN. 25         $ 2,100,000.00   2.75      2/1/09    5       2/1/09    2      5            12    2.75       OH     736   0.25
BKONE JAN. 25           $ 630,000.00   2.75      1/1/09    5       1/1/09    2      5         11.75    2.75       MI     679   0.25
BKONE JAN. 25         $ 1,100,000.00   2.75      1/1/09    5       1/1/09    2      5         11.75    2.75       IL     699   0.25
BKONE JAN. 25           $ 715,000.00   2.75      1/1/09    5       1/1/09    2      5          11.5    2.75       CO     719   0.25
BKONE JAN. 25           $ 580,000.00   2.75      2/1/09    5       2/1/09    2      5          11.5    2.75       AZ     610   0.25
BKONE NOV20             $ 450,000.00   2.75     11/1/08    5      11/1/08    2      5         11.75    2.75       CA     736   0.25
BKONE NOV20             $ 430,000.00   2.75     10/1/08    5      10/1/08    2      5        12.375    2.75       CA     759   0.25
BKONE NOV20             $ 542,000.00   2.75      9/1/08    5       9/1/08    2      5         11.75    2.75       CA     767   0.25
BKONE NOV20             $ 420,000.00   2.75     11/1/08    5      11/1/08    2      5        11.625    2.75       CA     725   0.25
BKONE NOV20             $ 376,000.00   2.75     11/1/08    5      11/1/08    2      5         11.75    2.75       CA     674   0.25
BKONE NOV20             $ 775,000.00   2.75      5/1/08    5       5/1/08    2      5        12.375    2.75       MI     728   0.25
BKONE NOV20             $ 485,000.00   2.75      9/1/08    5       9/1/08    2      5            12    2.75       TX     761   0.25
BKONE NOV20             $ 550,000.00   2.75     11/1/08    5      11/1/08    2      5            12    2.75       CO     688   0.25
BKONE NOV20             $ 368,000.00   2.75     11/1/08    5      11/1/08    2      5         11.25    2.75       OH     683   0.25
BKONE NOV20             $ 443,000.00   2.75     11/1/08    5      11/1/08    2      5         12.25    2.75       MI     751   0.25
BKONE NOV20             $ 653,000.00   2.75     11/1/08    5      11/1/08    2      5        12.375    2.75       MI     660   0.25
BKONE NOV20             $ 326,000.00   2.75     10/1/08    5      10/1/08    2      5          12.5    2.75       AZ     690   0.25
BOA LIBOR ARMS        $ 2,300,000.00   2.25     10/1/08    5      10/1/08    2      5        10.125    2.25       CA     712   0.25
BOA LIBOR ARMS        $ 1,110,000.00   2.25     11/1/08    5      11/1/08    2      5        10.125    2.25       CA     686   0.25
BOA LIBOR ARMS        $ 1,075,000.00   2.25     11/1/08    5      11/1/08    2      5            11    2.25       CA     684   0.25
BOA LIBOR ARMS          $ 900,000.00   2.25     11/1/08    5      11/1/08    2      5         11.25    2.25       CA     714   0.25
BOA LIBOR ARMS        $ 2,600,000.00   2.25     12/1/08    5      12/1/08    2      5            11    2.25       CA     698   0.25
BOA LIBOR ARMS          $ 739,000.00   2.25     12/1/08    5      12/1/08    2      5            11    2.25       CA     785   0.25
BOA LIBOR ARMS        $ 1,000,000.00   2.25     11/1/08    5      11/1/08    2      5        11.125    2.25       CA     798   0.25
BOA LIBOR ARMS          $ 475,000.00   2.25     11/1/08    5      11/1/08    2      5            10    2.25       CA     789   0.25
BOA LIBOR ARMS          $ 520,000.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       CA     685   0.25
BOA LIBOR ARMS          $ 610,000.00   2.25     12/1/08    5      12/1/08    2      5        11.375    2.25       CA     737   0.25
BOA LIBOR ARMS        $ 2,300,000.00   2.25     11/1/08    5      11/1/08    2      5        11.125    2.25       CA     770   0.25
BOA LIBOR ARMS        $ 1,200,000.00   2.25     11/1/08    5      11/1/08    2      5        11.125    2.25       CA     784   0.25
BOA LIBOR ARMS          $ 620,000.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       CA     744   0.25
BOA LIBOR ARMS          $ 400,000.00   2.25      9/1/08    5       9/1/08    2      5        11.125    2.25       CA     770   0.25
BOA LIBOR ARMS          $ 845,000.00   2.25     11/1/08    5      11/1/08    2      5         11.25    2.25       CA     722   0.25
BOA LIBOR ARMS          $ 463,000.00   2.25     11/1/08    5      11/1/08    2      5        11.625    2.25       CA     725   0.25
BOA LIBOR ARMS          $ 560,000.00   2.25     11/1/08    5      11/1/08    2      5        10.125    2.25       CA     747   0.25
BOA LIBOR ARMS          $ 535,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       CA     695   0.25
BOA LIBOR ARMS          $ 569,000.00   2.25     12/1/08    5      12/1/08    2      5        10.875    2.25       CA     710   0.25
BOA LIBOR ARMS          $ 508,000.00   2.25     11/1/08    5      11/1/08    2      5        10.875    2.25       CA     796   0.25
BOA LIBOR ARMS          $ 525,000.00   2.25     11/1/08    5      11/1/08    2      5        11.125    2.25       CA     736   0.25
BOA LIBOR ARMS          $ 600,000.00   2.25     12/1/08    5      12/1/08    2      5        10.875    2.25       CA     758   0.25
BOA LIBOR ARMS          $ 575,000.00   2.25     12/1/08    5      12/1/08    2      5        11.125    2.25       CA     672   0.25
BOA LIBOR ARMS          $ 790,000.00   2.25     12/1/08    5      12/1/08    2      5        11.375    2.25       CA     775   0.25
BOA LIBOR ARMS          $ 720,000.00   2.25      5/1/08    5       5/1/08    2      5         12.25    2.25       CA     745   0.25
BOA LIBOR ARMS          $ 615,000.00   2.25     11/1/08    5      11/1/08    2      5        10.125    2.25       CA     733   0.25
BOA LIBOR ARMS          $ 439,000.00   2.25     11/1/08    5      11/1/08    2      5        10.875    2.25       CA     736   0.25
BOA LIBOR ARMS          $ 670,000.00   2.25     11/1/08    5      11/1/08    2      5        10.875    2.25       CA     718   0.25
BOA LIBOR ARMS          $ 504,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       CA     684   0.25
BOA LIBOR ARMS          $ 585,000.00   2.25     12/1/08    5      12/1/08    2      5        11.375    2.25       CA     627   0.25
BOA LIBOR ARMS          $ 536,500.00   2.25     12/1/08    5      12/1/08    2      5            11    2.25       CA     673   0.25
BOA LIBOR ARMS        $ 1,000,000.00   2.25     11/1/08    5      11/1/08    2      5         11.25    2.25       CA     710   0.25
BOA LIBOR ARMS          $ 447,000.00   2.25     11/1/08    5      11/1/08    2      5            11    2.25       CA     796   0.25
BOA LIBOR ARMS          $ 605,000.00   2.25     11/1/08    5      11/1/08    2      5        11.125    2.25       CA     668   0.25
BOA LIBOR ARMS          $ 539,500.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       CA     780   0.25
BOA LIBOR ARMS          $ 385,000.00   2.25     12/1/08    5      12/1/08    2      5        10.875    2.25       CA     797   0.25
BOA LIBOR ARMS          $ 777,000.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       CA     767   0.25
BOA LIBOR ARMS          $ 700,000.00   2.25     11/1/08    5      11/1/08    2      5         11.25    2.25       CA     723   0.25
BOA LIBOR ARMS          $ 420,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       CA     794   0.25
BOA LIBOR ARMS          $ 535,000.00   2.25     12/1/08    5      12/1/08    2      5            11    2.25       CA     676   0.25
BOA LIBOR ARMS          $ 570,000.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       CA     711   0.25
BOA LIBOR ARMS        $ 1,000,000.00   2.25     12/1/08    5      12/1/08    2      5            11    2.25       CA     791   0.25
BOA LIBOR ARMS          $ 440,000.00   2.25     12/1/08    5      12/1/08    2      5        10.375    2.25       CA     665   0.25
BOA LIBOR ARMS          $ 450,000.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       CA     637   0.25
BOA LIBOR ARMS          $ 700,000.00   2.25     11/1/08    5      11/1/08    2      5            11    2.25       CA     704   0.25
BOA LIBOR ARMS          $ 470,000.00   2.25      7/1/08    5       7/1/08    2      5         12.25    2.25       CA     690   0.25
BOA LIBOR ARMS          $ 730,000.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       CA     764   0.25
BOA LIBOR ARMS          $ 565,000.00   2.25     12/1/08    5      12/1/08    2      5        11.125    2.25       CA     765   0.25
BOA LIBOR ARMS          $ 460,000.00   2.25     12/1/08    5      12/1/08    2      5        10.875    2.25       CA     752   0.25
BOA LIBOR ARMS          $ 600,000.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       CA     706   0.25
BOA LIBOR ARMS        $ 1,150,000.00   2.25     12/1/08    5      12/1/08    2      5        11.375    2.25       CA     765   0.25
BOA LIBOR ARMS          $ 755,000.00   2.25     11/1/08    5      11/1/08    2      5        10.625    2.25       CA     813   0.25
BOA LIBOR ARMS          $ 842,000.00   2.25     11/1/08    5      11/1/08    2      5        11.625    2.25       CA     777   0.25
BOA LIBOR ARMS          $ 510,000.00   2.25     12/1/08    5      12/1/08    2      5        10.875    2.25       CA     777   0.25
BOA LIBOR ARMS          $ 750,000.00   2.25     11/1/08    5      11/1/08    2      5        11.125    2.25       CA     781   0.25
BOA LIBOR ARMS        $ 1,580,000.00   2.25     11/1/08    5      11/1/08    2      5         11.75    2.25       CA     780   0.25
BOA LIBOR ARMS        $ 1,325,000.00   2.25     11/1/08    5      11/1/08    2      5        11.125    2.25       CA     764   0.25
BOA LIBOR ARMS          $ 400,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       CA     731   0.25
BOA LIBOR ARMS          $ 470,000.00   2.25     11/1/08    5      11/1/08    2      5        11.125    2.25       CA     745   0.25
BOA LIBOR ARMS          $ 435,000.00   2.25     12/1/08    5      12/1/08    2      5        11.375    2.25       CA     744   0.25
BOA LIBOR ARMS          $ 710,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       CA     722   0.25
BOA LIBOR ARMS        $ 1,150,000.00   2.25     12/1/08    5      12/1/08    2      5        10.875    2.25       CA     718   0.25
BOA LIBOR ARMS          $ 850,000.00   2.25      5/1/08    5       5/1/08    2      5         12.25    2.25       CA     701   0.25
BOA LIBOR ARMS          $ 485,000.00   2.25     11/1/08    5      11/1/08    2      5            11    2.25       CA     671   0.25
BOA LIBOR ARMS        $ 1,200,000.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       CA     771   0.25
BOA LIBOR ARMS          $ 399,000.00   2.25     11/1/08    5      11/1/08    2      5        10.875    2.25       CO     789   0.25
BOA LIBOR ARMS          $ 615,000.00   2.25     11/1/08    5      11/1/08    2      5         11.25    2.25       CO     775   0.25
BOA LIBOR ARMS        $ 1,500,000.00   2.25     11/1/08    5      11/1/08    2      5        11.625    2.25       CO     766   0.25
BOA LIBOR ARMS        $ 1,040,000.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       DC     798   0.25
BOA LIBOR ARMS          $ 537,000.00   2.25     10/1/08    5      10/1/08    2      5          11.5    2.25       VA     767   0.25
BOA LIBOR ARMS          $ 560,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       GA     700   0.25
BOA LIBOR ARMS        $ 1,350,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       IL     733   0.25
BOA LIBOR ARMS        $ 1,255,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       IL     747   0.25
BOA LIBOR ARMS          $ 695,000.00   2.25     11/1/08    5      11/1/08    2      5          11.5    2.25       NV     744   0.25
BOA LIBOR ARMS          $ 750,000.00   2.25     12/1/08    5      12/1/08    2      5            11    2.25       NV     789   0.25
BOA LIBOR ARMS          $ 450,000.00   2.25      9/1/08    5       9/1/08    2      5         12.25    2.25       CO     702   0.25
BOA LIBOR ARMS        $ 1,467,000.00   2.25     10/1/08    5      10/1/08    2      5         12.25    2.25       NC     683   0.25
BOA LIBOR ARMS          $ 760,000.00   2.25     10/1/08    5      10/1/08    2      5         11.25    2.25       TX     676   0.25
BOA LIBOR ARMS        $ 1,100,000.00   2.25     10/1/08    5      10/1/08    2      5        10.125    2.25       SC     694   0.25
BOA LIBOR ARMS          $ 430,000.00   2.25     11/1/08    5      11/1/08    2      5        10.875    2.25       FL     716   0.25
BOA LIBOR ARMS        $ 1,500,000.00   2.25     11/1/08    5      11/1/08    2      5        10.625    2.25       TX     777   0.25
BOA LIBOR ARMS        $ 1,250,000.00   2.25     11/1/08    5      11/1/08    2      5         11.25    2.25       NM     766   0.25
BOA LIBOR ARMS          $ 490,000.00   2.25     11/1/08    5      11/1/08    2      5            11    2.25       VA     777   0.25
BOA LIBOR ARMS        $ 1,175,000.00   2.25     11/1/08    5      11/1/08    2      5          10.5    2.25       VA     684   0.25
BOA LIBOR ARMS          $ 465,000.00   2.25     12/1/08    5      12/1/08    2      5        10.875    2.25       IA     737   0.25
BOA LIBOR ARMS          $ 512,000.00   2.25     12/1/08    5      12/1/08    2      5        10.875    2.25       TX     786   0.25
BOA LIBOR ARMS          $ 500,000.00   2.25     12/1/08    5      12/1/08    2      5            11    2.25       CO     797   0.25
BOA LIBOR ARMS          $ 455,000.00   2.25     12/1/08    5      12/1/08    2      5        11.375    2.25       CA     782   0.25
BOA LIBOR ARMS        $ 2,000,000.00   2.25     12/1/08    5      12/1/08    2      5        11.125    2.25       HI     758   0.25
BOA LIBOR ARMS          $ 486,000.00   2.25     11/1/08    5      11/1/08    2      5         10.75    2.25       PA     762   0.25
BOA LIBOR ARMS          $ 386,000.00   2.25     11/1/08    5      11/1/08    2      5         10.25    2.25       PA     800   0.25
BOA LIBOR ARMS          $ 500,000.00   2.25     11/1/08    5      11/1/08    2      5        10.125    2.25       SC     690   0.25
BOA LIBOR ARMS          $ 701,000.00   2.25     11/1/08    5      11/1/08    2      5        10.125    2.25       SC     668   0.25
BOA LIBOR ARMS          $ 770,000.00   2.25     11/1/08    5      11/1/08    2      5        10.125    2.25       SC     737   0.25
BOA LIBOR ARMS          $ 515,000.00   2.25     10/1/08    5      10/1/08    2      5         11.75    2.25       SC     689   0.25
BOA LIBOR ARMS          $ 810,000.00   2.25     11/1/08    5      11/1/08    2      5        10.125    2.25       SC     693   0.25
BOA LIBOR ARMS          $ 740,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       SC     691   0.25
BOA LIBOR ARMS          $ 525,000.00   2.25     11/1/08    5      11/1/08    2      5         10.75    2.25       TN     776   0.25
BOA LIBOR ARMS          $ 532,000.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       TX     806   0.25
BOA LIBOR ARMS          $ 710,000.00   2.25     11/1/08    5      11/1/08    2      5         11.25    2.25       TX     795   0.25
BOA LIBOR ARMS          $ 635,000.00   2.25     11/1/08    5      11/1/08    2      5            11    2.25       TX     796   0.25
BOA LIBOR ARMS          $ 420,000.00   2.25     11/1/08    5      11/1/08    2      5        11.125    2.25       TX     764   0.25
BOA LIBOR ARMS          $ 459,000.00   2.25     11/1/08    5      11/1/08    2      5         11.25    2.25       VA     781   0.25
BOA LIBOR ARMS          $ 445,000.00   2.25     11/1/08    5      11/1/08    2      5         11.75    2.25       VA     801   0.25
BOA LIBOR ARMS          $ 420,000.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       VA     735   0.25
BOA LIBOR ARMS          $ 792,000.00   2.25     10/1/08    5      10/1/08    2      5        11.875    2.25       VA     769   0.25
BOA LIBOR ARMS          $ 640,000.00   2.25      1/1/09    5       1/1/09    2      5            11    2.25       VA     741   0.25
BOA LIBOR ARMS          $ 480,000.00   2.25     11/1/08    5      11/1/08    2      5        11.625    2.25       VA     705   0.25
BOA LIBOR ARMS          $ 415,000.00   2.25     12/1/08    5      12/1/08    2      5        11.125    2.25       VA     734   0.25
BOA LIBOR ARMS          $ 499,000.00   2.25     12/1/08    5      12/1/08    2      5        11.875    2.25       WA     768   0.25
BOA LIBOR ARMS        $ 1,200,000.00   2.25     11/1/08    5      11/1/08    2      5         10.25    2.25       CT     770   0.25
BOA LIBOR ARMS          $ 648,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       MD     788   0.25
BOA LIBOR ARMS          $ 450,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       MD     750   0.25
BOA LIBOR ARMS          $ 930,000.00   2.25     11/1/08    5      11/1/08    2      5        10.125    2.25       MD     797   0.25
BOA LIBOR ARMS          $ 821,000.00   2.25     11/1/08    5      11/1/08    2      5            11    2.25       MD     797   0.25
BOA LIBOR ARMS          $ 535,000.00   2.25     11/1/08    5      11/1/08    2      5         11.25    2.25       MD     712   0.25
BOA LIBOR ARMS        $ 1,187,000.00   2.25     12/1/08    5      12/1/08    2      5        11.125    2.25       MD     712   0.25
BOA LIBOR ARMS          $ 575,000.00   2.25     12/1/08    5      12/1/08    2      5        11.125    2.25       MD     791   0.25
BOA LIBOR ARMS          $ 445,000.00   2.25     12/1/08    5      12/1/08    2      5         10.75    2.25       NC     777   0.25
BOA LIBOR ARMS          $ 585,000.00   2.25     11/1/08    5      11/1/08    2      5        11.375    2.25       NC     793   0.25
BOA LIBOR ARMS          $ 505,000.00   2.25     11/1/08    5      11/1/08    2      5         11.25    2.25       NC     760   0.25
BOA LIBOR ARMS        $ 1,675,000.00   2.25     11/1/08    5      11/1/08    2      5            11    2.25       AZ     672   0.25
BOA LIBOR ARMS          $ 690,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       AZ     693   0.25
BOA LIBOR ARMS          $ 500,000.00   2.25     11/1/08    5      11/1/08    2      5        11.125    2.25       AZ     756   0.25
BOA LIBOR ARMS          $ 500,000.00   2.25     12/1/08    5      12/1/08    2      5          11.5    2.25       AZ     656   0.25
BOA LIBOR ARMS        $ 1,270,000.00   2.25     12/1/08    5      12/1/08    2      5          11.5    2.25       WA     778   0.25
BOA LIBOR ARMS          $ 400,000.00   2.25     12/1/08    5      12/1/08    2      5            11    2.25       WA     714   0.25
BOA LIBOR ARMS          $ 600,000.00   2.25      8/1/08    5       8/1/08    2      5        12.125    2.25       WA     689   0.25
BOA LIBOR ARMS          $ 500,000.00   2.25     12/1/08    5      12/1/08    2      5         11.25    2.25       WA     694   0.25
BOA LIBOR ARMS          $ 545,000.00   2.25     10/1/08    5      10/1/08    2      5        10.625    2.25       WA     682   0.25
BKONE JAN. 25           $ 825,000.00   2.75      1/1/12    2       1/1/12    2      6            13    2.75       IL     753   0.25
BKONE JAN. 25         $ 1,225,000.00   2.75     11/1/11    2      11/1/11    2      6         13.05    2.75       IL     774   0.25
BKONE JAN. 25           $ 470,000.00   2.75      9/1/11    2       9/1/11    2      6         13.75    2.75       MI     750   0.25
BKONE JAN. 25           $ 615,000.00   2.75     12/1/11    2      12/1/11    2      6        12.625    2.75       OH     695   0.25
BKONE JAN. 25           $ 797,000.00   2.75      2/1/12    2       2/1/12    2      6        12.875    2.75       WI     736   0.25
BKONE JAN. 25           $ 426,000.00   2.75      1/1/12    2       1/1/12    2      6        12.625    2.75       MI     768   0.25
BOA LIBOR ARMS          $ 470,000.00   2.25     12/1/11    5      12/1/11    2      5          11.5    2.25       CA     765   0.25
BOA LIBOR ARMS        $ 1,430,000.00   2.25     11/1/11    5      11/1/11    2      5        11.625    2.25       CA     743   0.25
BOA LIBOR ARMS          $ 780,000.00   2.25     11/1/11    5      11/1/11    2      5          11.5    2.25       CA     778   0.25
BOA LIBOR ARMS          $ 670,000.00   2.25     11/1/11    5      11/1/11    2      5          11.5    2.25       CA     788   0.25
BOA LIBOR ARMS        $ 1,500,000.00   2.25     12/1/11    5      12/1/11    2      5         11.25    2.25       CA     768   0.25
BOA LIBOR ARMS          $ 499,000.00   2.25     12/1/11    5      12/1/11    2      5        11.875    2.25       CA     785   0.25
BOA LIBOR ARMS          $ 515,000.00   2.25     12/1/11    5      12/1/11    2      5          11.5    2.25       CA     793   0.25
BOA LIBOR ARMS          $ 600,000.00   2.25     11/1/11    5      11/1/11    2      5        11.875    2.25       CA     782   0.25
BOA LIBOR ARMS          $ 675,000.00   2.25     11/1/11    5      11/1/11    2      5          11.5    2.25       CA     764   0.25
BOA LIBOR ARMS          $ 575,000.00   2.25     12/1/11    5      12/1/11    2      5          11.5    2.25       CA     745   0.25
BOA LIBOR ARMS          $ 890,000.00   2.25     12/1/11    5      12/1/11    2      5        11.375    2.25       CA     756   0.25
BOA LIBOR ARMS          $ 925,000.00   2.25     12/1/11    5      12/1/11    2      5        11.375    2.25       CA     770   0.25
BOA LIBOR ARMS        $ 6,000,000.00   2.25     11/1/11    5      11/1/11    2      5        11.375    2.25       CA     784   0.25
BOA LIBOR ARMS          $ 435,000.00   2.25     12/1/11    5      12/1/11    2      5        11.625    2.25       DC     696   0.25
BOA LIBOR ARMS          $ 559,000.00   2.25     11/1/11    5      11/1/11    2      5         10.75    2.25       GA     677   0.25
BOA LIBOR ARMS          $ 425,000.00   2.25     11/1/11    5      11/1/11    2      5         11.75    2.25       TX     755   0.25
BOA LIBOR ARMS          $ 750,000.00   2.25     12/1/11    5      12/1/11    2      5        10.875    2.25       TX     722   0.25
BOA LIBOR ARMS          $ 630,000.00   2.25     12/1/11    5      12/1/11    2      5        11.375    2.25       VA     802   0.25
BOA LIBOR ARMS          $ 715,000.00   2.25     11/1/11    5      11/1/11    2      5        11.625    2.25       FL     737   0.25
BOA LIBOR ARMS        $ 1,175,000.00   2.25     12/1/11    5      12/1/11    2      5         11.75    2.25       FL     784   0.25


  PORTFOLIO               OLTV     CLTV   PROPLIT           OCCLIT            PURPLIT         DOCLIT              RTERM
--------------           -----     ----   -------------     ------            -------         ------              -----
BKONE JAN. 25               80       80   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 358
BKONE JAN. 25               79       79   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 359
BKONE JAN. 25             59.4     59.4   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 358
BKONE JAN. 25             47.6     76.2   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 359
BKONE JAN. 25             77.1     77.1   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 358
BKONE JAN. 25               75       75   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 358
BKONE JAN. 25             74.6     86.2   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 358
BKONE JAN. 25             66.4     66.4   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 359
BKONE NOV20                 68     67.8   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 358
BKONE NOV20               70.9     70.4   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 356
BKONE NOV20                 72     71.7   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 356
BKONE NOV20               73.8     73.6   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 357
BKONE NOV20                 80     79.8   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 357
BKONE NOV20                 80     79.4   SINGLE FAMILY     PRIMARY           RATE TERM       Income no Asset      351
BKONE NOV20                 80     79.7   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 355
BKONE NOV20                 80     79.8   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 357
BKONE NOV20                 80     79.8   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 357
BKONE NOV20               74.8     74.6   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 357
BKONE NOV20                 80     79.7   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 357
BKONE NOV20               92.3       92   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 357
BOA LIBOR ARMS            34.8     34.7   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              356
BOA LIBOR ARMS              65       65   SINGLE FAMILY     INVESTOR          RATE TERM       FULL                 357
BOA LIBOR ARMS            69.8     69.7   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            38.5     38.5   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 358
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              358
BOA LIBOR ARMS              75       75   PUD               PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              80     79.9   PUD               PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            79.8     79.8   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS            63.7     63.7   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              358
BOA LIBOR ARMS            17.8     17.8   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              357
BOA LIBOR ARMS              75       75   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              80     79.8   Missing           PRIMARY           PURCHASE        LIMITED              355
BOA LIBOR ARMS            79.5     79.5   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            76.1     76.1   CONDO             PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS              80       80   CONDO             PRIMARY           PURCHASE        FULL                 358
BOA LIBOR ARMS              80       80   CONDO             PRIMARY           PURCHASE        LIMITED              358
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            69.9     69.9   PUD               PRIMARY           PURCHASE        LIMITED              358
BOA LIBOR ARMS              62       62   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 358
BOA LIBOR ARMS              80       80   PUD               PRIMARY           PURCHASE        LIMITED              358
BOA LIBOR ARMS              80     79.6   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              351
BOA LIBOR ARMS            56.9     56.9   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 357
BOA LIBOR ARMS              80     79.9   PUD               PRIMARY           PURCHASE        FULL                 357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 358
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 358
BOA LIBOR ARMS            68.8     68.8   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 358
BOA LIBOR ARMS              45       45   PUD               PRIMARY           REFI-EQUITY     LIMITED              357
BOA LIBOR ARMS            77.6     77.6   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              75     74.9   PUD               PRIMARY           PURCHASE        FULL                 357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 358
BOA LIBOR ARMS            61.4     61.4   Missing           PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              55       55   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              357
BOA LIBOR ARMS            76.2     76.2   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              358
BOA LIBOR ARMS            67.4     67.4   PUD               PRIMARY           RATE TERM       FULL                 358
BOA LIBOR ARMS              75       75   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              357
BOA LIBOR ARMS              74       74   Missing           PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS              90       90   PUD               PRIMARY           PURCHASE        FULL                 358
BOA LIBOR ARMS            68.9     68.9   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 357
BOA LIBOR ARMS            69.3     69.3   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 357
BOA LIBOR ARMS              80     79.7   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 353
BOA LIBOR ARMS            54.8     54.8   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              357
BOA LIBOR ARMS              70       70   SINGLE FAMILY     INVESTOR          PURCHASE        FULL                 358
BOA LIBOR ARMS            75.4     75.4   Missing           PRIMARY           RATE TERM       FULL                 358
BOA LIBOR ARMS            59.3     59.3   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS            43.5     43.5   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS            46.4     46.4   PUD               PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS            37.6     37.6   PUD               PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              70       70   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 358
BOA LIBOR ARMS              75       75   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            33.4     33.4   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS            39.6     39.6   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              358
BOA LIBOR ARMS            73.6     73.6   PUD               PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            77.9     77.9   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS            67.5     67.5   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              358
BOA LIBOR ARMS            39.1     39.1   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              358
BOA LIBOR ARMS            76.5     76.1   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              351
BOA LIBOR ARMS            76.3     76.3   Missing           PRIMARY           RATE TERM       FULL                 357
BOA LIBOR ARMS            62.5     62.5   PUD               PRIMARY           REFI-EQUITY     LIMITED              357
BOA LIBOR ARMS            94.4     94.4   Missing           PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            69.1     69.1   PUD               PRIMARY           REFI-EQUITY     LIMITED              357
BOA LIBOR ARMS            36.7     36.7   PUD               PRIMARY           REFI-EQUITY     FULL                 357
BOA LIBOR ARMS            47.2     47.2   CONDO             PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS            72.6     72.6   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              356
BOA LIBOR ARMS              75       75   PUD               PRIMARY           REFI-EQUITY     FULL                 358
BOA LIBOR ARMS            56.1     56.1   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS            61.6     61.6   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS              80       80   PUD               PRIMARY           PURCHASE        FULL                 357
BOA LIBOR ARMS              56       56   CONDO             SECOND HOM        RATE TERM       LIMITED              358
BOA LIBOR ARMS              90     89.9   CONDO             SECOND HOM        PURCHASE        LIMITED              355
BOA LIBOR ARMS            68.2     68.1   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 356
BOA LIBOR ARMS              80     79.9   PUD               PRIMARY           PURCHASE        FULL                 356
BOA LIBOR ARMS            50.7     50.6   PUD               PRIMARY           REFI-EQUITY     FULL                 356
BOA LIBOR ARMS              80       80   PUD               PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS              56       56   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            43.6     43.6   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              357
BOA LIBOR ARMS            72.4     72.4   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 357
BOA LIBOR ARMS            54.8     54.8   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            73.4     73.4   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS            67.4     67.4   PUD               PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 358
BOA LIBOR ARMS              70       70   PUD               SECOND HOM        RATE TERM       LIMITED              358
BOA LIBOR ARMS              50       50   CONDO             SECOND HOM        RATE TERM       LIMITED              358
BOA LIBOR ARMS              80       80   PUD               PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              75       75   PUD               PRIMARY           REFI-EQUITY     LIMITED              357
BOA LIBOR ARMS            73.5     73.5   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 357
BOA LIBOR ARMS            74.2     74.2   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 357
BOA LIBOR ARMS            79.2     79.2   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              356
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 357
BOA LIBOR ARMS            63.5     63.5   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              358
BOA LIBOR ARMS              80       80   Missing           PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            75.4     75.4   PUD               PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS              80       80   PUD               PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              80     79.9   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            73.4     73.4   TOWNHOUSE         PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            70.2     70.2   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              357
BOA LIBOR ARMS            71.9     71.9   PUD               PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS              80     79.9   PUD               PRIMARY           PURCHASE        LIMITED              356
BOA LIBOR ARMS            64.1     64.1   2-4 FAMILY        PRIMARY           REFI-EQUITY     FULL                 358
BOA LIBOR ARMS            74.2     74.2   PUD               PRIMARY           REFI-EQUITY     FULL                 357
BOA LIBOR ARMS              80       80   PUD               PRIMARY           REFI-EQUITY     FULL                 358
BOA LIBOR ARMS            68.6     68.6   PUD               PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS            38.1     38.1   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS            51.7     51.7   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS            75.6     75.6   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 357
BOA LIBOR ARMS            60.9     60.9   PUD               PRIMARY           REFI-EQUITY     LIMITED              357
BOA LIBOR ARMS              70       70   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS            42.1     42.1   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS              56       56   PUD               PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS              80       80   PUD               PRIMARY           PURCHASE        LIMITED              358
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            68.5     68.5   PUD               PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS            59.7     59.7   PUD               PRIMARY           RATE TERM       FULL                 357
BOA LIBOR ARMS            71.9     71.9   PUD               PRIMARY           REFI-EQUITY     FULL                 358
BOA LIBOR ARMS              67       67   PUD               PRIMARY           RATE TERM       LIMITED              357
BOA LIBOR ARMS            69.5     69.5   PUD               PRIMARY           RATE TERM       FULL                 358
BOA LIBOR ARMS            33.5     33.5   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              358
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              358
BOA LIBOR ARMS              80     79.8   PUD               PRIMARY           PURCHASE        FULL                 354
BOA LIBOR ARMS              63       63   Missing           PRIMARY           REFI-EQUITY     LIMITED              358
BOA LIBOR ARMS              80     79.9   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              356
BKONE JAN. 25             43.6     43.6   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 358
BKONE JAN. 25             70.7     70.7   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 323
BKONE JAN. 25             74.9     74.9   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 354
BKONE JAN. 25             63.4     63.4   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 357
BKONE JAN. 25             73.4     73.4   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 359
BKONE JAN. 25               80       80   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 358
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              358
BOA LIBOR ARMS              70       70   CONDO             SECOND HOM        PURCHASE        LIMITED              357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS            64.2     64.2   SINGLE FAMILY     PRIMARY           REFI-EQUITY     LIMITED              357
BOA LIBOR ARMS            44.4     44.4   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              358
BOA LIBOR ARMS              80       80   CONDO             PRIMARY           PURCHASE        FULL                 358
BOA LIBOR ARMS            66.6     66.6   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS              75       75   SINGLE FAMILY     PRIMARY           REFI-EQUITY     FULL                 357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              80       80   CONDO             PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              358
BOA LIBOR ARMS            39.9     39.9   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS            16.7     16.7   SINGLE FAMILY     PRIMARY           RATE TERM       FULL                 357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 358
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 357
BOA LIBOR ARMS              80       80   SINGLE FAMILY     PRIMARY           PURCHASE        LIMITED              357
BOA LIBOR ARMS              72       72   PUD               PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS            69.7     69.7   SINGLE FAMILY     PRIMARY           RATE TERM       LIMITED              358
BOA LIBOR ARMS              80     79.7   SINGLE FAMILY     PRIMARY           PURCHASE        FULL                 357
BOA LIBOR ARMS            27.8     27.8   SINGLE FAMILY     SECOND HOM        RATE TERM       LIMITED              358



  PORTFOLIO                 ATERM      AGE       MTR    LNAME                INDEX              TFEE         NWAC
---------------             -----      ---       ---    --------------       --------          ------       -------
BKONE JAN. 25                350        2        84     Swartz               1 YR CMT          0.0075       6.7425
BKONE JAN. 25                359        1        85     Nielsen              1 YR CMT          0.0075       6.4925
BKONE JAN. 25                358        2        84     Bizer                1 YR CMT          0.0075       6.3675
BKONE JAN. 25                359        1        85     Wojtanowski          1 YR CMT          0.0075       6.7425
BKONE JAN. 25                349        2        84     Buck                 1 YR CMT          0.0075       6.4925
BKONE JAN. 25                358        2        84     de Souza             1 YR CMT          0.0075       6.4925
BKONE JAN. 25                358        2        84     High                 1 YR CMT          0.0075       6.2425
BKONE JAN. 25                359        1        85     Stanton              1 YR CMT          0.0075       6.2425
BKONE NOV20                  357        2        83     Burgess              1 YR CMT          0.0075       6.4925
BKONE NOV20                  350        4        82     Yokich               1 YR CMT          0.0075       7.1175
BKONE NOV20                  355        4        81     Hutchinson           1 YR CMT          0.0075       6.4925
BKONE NOV20                  357        3        83     Dyerly               1 YR CMT          0.0075       6.3675
BKONE NOV20                  357        3        83     Strange              1 YR CMT          0.0075       6.4925
BKONE NOV20                  351        9        77     Thie                 1 YR CMT          0.0075       7.1175
BKONE NOV20                  355        5        81     Kuo                  1 YR CMT          0.0075       6.7425
BKONE NOV20                  357        3        83     Cecil                1 YR CMT          0.0075       6.7425
BKONE NOV20                  357        3        83     Cooper               1 YR CMT          0.0075       5.9925
BKONE NOV20                  357        3        83     Frantz               1 YR CMT          0.0075       6.9925
BKONE NOV20                  355        3        83     Steinlage            1 YR CMT          0.0075       7.1175
BKONE NOV20                  355        3        82     Gillies              1 YR CMT          0.0075       7.2425
BOA LIBOR ARMS               356        4        80     RABBANIAN            LIBOR             0.0075       4.8675
BOA LIBOR ARMS               357        3        81     HADJIAN              LIBOR             0.0075       4.8675
BOA LIBOR ARMS               357        3        81     PINES                LIBOR             0.0075       5.7425
BOA LIBOR ARMS               357        3        81     CAMERON              LIBOR             0.0075       5.9925
BOA LIBOR ARMS               358        2        82     KORBATOV             LIBOR             0.0075       5.7425
BOA LIBOR ARMS               358        2        82     LANG                 LIBOR             0.0075       5.7425
BOA LIBOR ARMS               357        3        81     PRITCHARD            LIBOR             0.0075       5.8675
BOA LIBOR ARMS               353        3        81     GSCHWEND             LIBOR             0.0075       4.7425
BOA LIBOR ARMS               357        3        81     HOOVER               LIBOR             0.0075       6.1175
BOA LIBOR ARMS               358        2        82     OBORN                LIBOR             0.0075       6.1175
BOA LIBOR ARMS               357        3        81     HELMUTH              LIBOR             0.0075       5.8675
BOA LIBOR ARMS               357        3        81     DUTTA                LIBOR             0.0075       5.8675
BOA LIBOR ARMS               357        3        81     FREIHA               LIBOR             0.0075       6.1175
BOA LIBOR ARMS               355        5        79     BANVILLE             LIBOR             0.0075       5.8675
BOA LIBOR ARMS               357        3        81     SCHALK               LIBOR             0.0075       5.9925
BOA LIBOR ARMS               357        3        81     BENNETT              LIBOR             0.0075       6.3675
BOA LIBOR ARMS               357        3        81     WILLCOX              LIBOR             0.0075       4.8675
BOA LIBOR ARMS               358        2        82     FLORES               LIBOR             0.0075       5.9925
BOA LIBOR ARMS               358        2        82     CARROLL              LIBOR             0.0075       5.6175
BOA LIBOR ARMS               357        3        81     MAXWELL              LIBOR             0.0075       5.6175
BOA LIBOR ARMS               357        3        81     STOLLER              LIBOR             0.0075       5.8675
BOA LIBOR ARMS               358        2        82     WISCH                LIBOR             0.0075       5.6175
BOA LIBOR ARMS               358        2        82     KLINKO               LIBOR             0.0075       5.8675
BOA LIBOR ARMS               358        2        82     GRAY                 LIBOR             0.0075       6.1175
BOA LIBOR ARMS               350        9        75     INADOMI              LIBOR             0.0075       6.9925
BOA LIBOR ARMS               350        3        81     VOGEL                LIBOR             0.0075       4.8675
BOA LIBOR ARMS               357        3        81     HARRIS               LIBOR             0.0075       5.6175
BOA LIBOR ARMS               357        3        81     DALY                 LIBOR             0.0075       5.6175
BOA LIBOR ARMS               358        2        82     JAIN                 LIBOR             0.0075       5.9925
BOA LIBOR ARMS               358        2        82     GEHRMAN              LIBOR             0.0075       6.1175
BOA LIBOR ARMS               358        2        82     FLYNN                LIBOR             0.0075       5.7425
BOA LIBOR ARMS               357        3        81     VIARENGO             LIBOR             0.0075       5.9925
BOA LIBOR ARMS               357        3        81     LIARDET              LIBOR             0.0075       5.7425
BOA LIBOR ARMS               357        3        81     CARLSON              LIBOR             0.0075       5.8675
BOA LIBOR ARMS               357        3        81     GELLMAN              LIBOR             0.0075       6.1175
BOA LIBOR ARMS               358        2        82     VAN DAM              LIBOR             0.0075       5.6175
BOA LIBOR ARMS               357        3        81     ZWEIG                LIBOR             0.0075       6.1175
BOA LIBOR ARMS               357        3        81     KLINE                LIBOR             0.0075       5.9925
BOA LIBOR ARMS               358        2        82     BABER                LIBOR             0.0075       5.9925
BOA LIBOR ARMS               358        2        82     FRANCONE             LIBOR             0.0075       5.7425
BOA LIBOR ARMS               357        3        81     ARNOLD               LIBOR             0.0075       6.1175
BOA LIBOR ARMS               358        2        82     BLACKSTONE           LIBOR             0.0075       5.7425
BOA LIBOR ARMS               358        2        82     WALSH, JR.           LIBOR             0.0075       5.1175
BOA LIBOR ARMS               357        3        81     AFANADOR             LIBOR             0.0075       6.1175
BOA LIBOR ARMS               357        3        81     CONNETT              LIBOR             0.0075       5.7425
BOA LIBOR ARMS               353        7        77     HARVEY               LIBOR             0.0075       6.9925
BOA LIBOR ARMS               357        3        81     SULLIVAN             LIBOR             0.0075       6.1175
BOA LIBOR ARMS               358        2        82     SCRANTON             LIBOR             0.0075       5.8675
BOA LIBOR ARMS               358        2        82     KRAVTCHENK           LIBOR             0.0075       5.6175
BOA LIBOR ARMS               357        3        81     MAYHEW               LIBOR             0.0075       6.1175
BOA LIBOR ARMS               358        2        82     AHN                  LIBOR             0.0075       6.1175
BOA LIBOR ARMS               357        3        81     FURUNO               LIBOR             0.0075       5.3675
BOA LIBOR ARMS               357        3        81     RUSH                 LIBOR             0.0075       6.3675
BOA LIBOR ARMS               358        2        82     COSCULLUEL           LIBOR             0.0075       5.6175
BOA LIBOR ARMS               357        3        81     SAYERS               LIBOR             0.0075       5.8675
BOA LIBOR ARMS               357        3        81     GOGAN                LIBOR             0.0075       6.4925
BOA LIBOR ARMS               357        3        81     WETHERBEE            LIBOR             0.0075       5.8675
BOA LIBOR ARMS               358        2        82     CENA                 LIBOR             0.0075       5.9925
BOA LIBOR ARMS               357        3        81     BASTA                LIBOR             0.0075       5.8675
BOA LIBOR ARMS               358        2        82     HIGHLAND             LIBOR             0.0075       6.1175
BOA LIBOR ARMS               358        2        82     SEATON               LIBOR             0.0075       5.9925
BOA LIBOR ARMS               358        2        82     WALLING              LIBOR             0.0075       5.6175
BOA LIBOR ARMS               351        9        75     TYNG                 LIBOR             0.0075       6.9925
BOA LIBOR ARMS               357        3        81     SUDERMAN             LIBOR             0.0075       5.7425
BOA LIBOR ARMS               357        3        81     RUBINSTEIN           LIBOR             0.0075       6.1175
BOA LIBOR ARMS               356        3        81     YOUNG                LIBOR             0.0075       5.6175
BOA LIBOR ARMS               357        3        81     FAIRCHILD            LIBOR             0.0075       5.9925
BOA LIBOR ARMS               357        3        81     FORSEY               LIBOR             0.0075       6.3675
BOA LIBOR ARMS               357        3        81     MILLER               LIBOR             0.0075       6.1175
BOA LIBOR ARMS               355        4        80     GRAIG                LIBOR             0.0075       6.2425
BOA LIBOR ARMS               358        2        82     CRAWFORD             LIBOR             0.0075       5.9925
BOA LIBOR ARMS               358        2        82     JONES                LIBOR             0.0075       5.9925
BOA LIBOR ARMS               358        2        82     GOSS                 LIBOR             0.0075       5.9925
BOA LIBOR ARMS               357        3        81     SPARKUHL             LIBOR             0.0075       6.2425
BOA LIBOR ARMS               358        2        82     WEILER               LIBOR             0.0075       5.7425
BOA LIBOR ARMS               355        5        79     HARRIS               LIBOR             0.0075       6.9925
BOA LIBOR ARMS               356        4        80     SILVER               LIBOR             0.0075       6.9925
BOA LIBOR ARMS               356        4        80     BIEN                 LIBOR             0.0075       5.9925
BOA LIBOR ARMS               356        4        80     BELTZ                LIBOR             0.0075       4.8675
BOA LIBOR ARMS               357        3        81     MITAL                LIBOR             0.0075       5.6175
BOA LIBOR ARMS               357        3        81     PATRICK              LIBOR             0.0075       5.3675
BOA LIBOR ARMS               357        3        81     PETERSEN             LIBOR             0.0075       5.9925
BOA LIBOR ARMS               357        3        81     SWART                LIBOR             0.0075       5.7425
BOA LIBOR ARMS               357        3        81     CHRISTOPHE           LIBOR             0.0075       5.2425
BOA LIBOR ARMS               358        2        82     SNYDER               LIBOR             0.0075       5.6175
BOA LIBOR ARMS               358        2        82     EDELEN               LIBOR             0.0075       5.6175
BOA LIBOR ARMS               357        2        82     BROWN                LIBOR             0.0075       5.7425
BOA LIBOR ARMS               358        2        82     TRAURIG              LIBOR             0.0075       6.1175
BOA LIBOR ARMS               358        2        82     BROWN                LIBOR             0.0075       5.8675
BOA LIBOR ARMS               357        3        81     MATHEWS JR           LIBOR             0.0075       5.4925
BOA LIBOR ARMS               357        3        81     KEVERN               LIBOR             0.0075       4.9925
BOA LIBOR ARMS               357        3        81     HAMBURG              LIBOR             0.0075       4.8675
BOA LIBOR ARMS               357        3        81     VENN                 LIBOR             0.0075       4.8675
BOA LIBOR ARMS               355        3        81     GERSTNER             LIBOR             0.0075       4.8675
BOA LIBOR ARMS               356        4        80     EVANS, III           LIBOR             0.0075       6.4925
BOA LIBOR ARMS               354        3        81     GIBBONS, J           LIBOR             0.0075       4.8675
BOA LIBOR ARMS               358        2        82     LUMPKIN              LIBOR             0.0075       5.9925
BOA LIBOR ARMS               357        3        81     WESTBROOK            LIBOR             0.0075       5.4925
BOA LIBOR ARMS               354        3        81     MILLER               LIBOR             0.0075       6.1175
BOA LIBOR ARMS               357        3        81     LARSON               LIBOR             0.0075       5.9925
BOA LIBOR ARMS               357        3        81     ALO                  LIBOR             0.0075       5.7425
BOA LIBOR ARMS               357        3        81     LANDIS               LIBOR             0.0075       5.8675
BOA LIBOR ARMS               357        3        81     LITTERST             LIBOR             0.0075       5.9925
BOA LIBOR ARMS               357        3        81     PERKINS              LIBOR             0.0075       6.4925
BOA LIBOR ARMS               357        3        81     MUSSEL               LIBOR             0.0075       6.1175
BOA LIBOR ARMS               356        4        80     LUND                 LIBOR             0.0075       6.6175
BOA LIBOR ARMS               358        2        83     DAVLIN               LIBOR             0.0075       5.7425
BOA LIBOR ARMS               357        3        81     MAGLIONE             LIBOR             0.0075       6.3675
BOA LIBOR ARMS               358        2        82     KOON                 LIBOR             0.0075       5.8675
BOA LIBOR ARMS               356        2        82     SEIXEIRO             LIBOR             0.0075       6.6175
BOA LIBOR ARMS               354        3        81     HESSEN-SCH           LIBOR             0.0075       4.9925
BOA LIBOR ARMS               358        2        82     BERGERA              LIBOR             0.0075       5.9925
BOA LIBOR ARMS               358        2        82     JOFTUS               LIBOR             0.0075       5.9925
BOA LIBOR ARMS               357        3        81     SMITH, JR.           LIBOR             0.0075       4.8675
BOA LIBOR ARMS               357        3        81     PINSON               LIBOR             0.0075       5.7425
BOA LIBOR ARMS               357        3        81     JOHNSTON             LIBOR             0.0075       5.9925
BOA LIBOR ARMS               358        2        82     KAWASH               LIBOR             0.0075       5.8675
BOA LIBOR ARMS               358        2        82     GOLDMAN              LIBOR             0.0075       5.8675
BOA LIBOR ARMS               358        2        82     HAVERKAMP            LIBOR             0.0075       5.4925
BOA LIBOR ARMS               357        3        81     KLEIN                LIBOR             0.0075       6.1175
BOA LIBOR ARMS               357        3        81     WRIGHT               LIBOR             0.0075       5.9925
BOA LIBOR ARMS               357        3        81     DAVIS                LIBOR             0.0075       5.7425
BOA LIBOR ARMS               352        2        82     RUSH                 LIBOR             0.0075       5.9925
BOA LIBOR ARMS               357        3        81     GREENBERG            LIBOR             0.0075       5.8675
BOA LIBOR ARMS               358        2        82     FLORES               LIBOR             0.0075       6.2425
BOA LIBOR ARMS               358        2        82     HEDGES               LIBOR             0.0075       6.2425
BOA LIBOR ARMS               358        2        82     MCCUMBER,I           LIBOR             0.0075       5.7425
BOA LIBOR ARMS               354        6        78     ESMAEILI             LIBOR             0.0075       6.8675
BOA LIBOR ARMS               358        2        82     FLORES               LIBOR             0.0075       5.9925
BOA LIBOR ARMS               356        4        80     SHIER                LIBOR             0.0075       5.3675
BKONE JAN. 25                358        2        120    Salzman              1 YR CMT          0.0075       6.7425
BKONE JAN. 25                321        4        118    Regopoulos           1 YR CMT          0.0075       6.7925
BKONE JAN. 25                354        6        116    Darczy               1 YR CMT          0.0075       7.4925
BKONE JAN. 25                357        3        119    Dargusch             1 YR CMT          0.0075       6.3675
BKONE JAN. 25                359        1        121    Bartels              1 YR CMT          0.0075       6.6175
BKONE JAN. 25                358        2        120    Skipworth            1 YR CMT          0.0075       6.3675
BOA LIBOR ARMS               358        2        118    NIVEN                LIBOR             0.0075       6.2425
BOA LIBOR ARMS               357        3        117    SINGH                LIBOR             0.0075       6.3675
BOA LIBOR ARMS               357        3        117    INAMDAR              LIBOR             0.0075       6.2425
BOA LIBOR ARMS               357        3        117    BAUSMAN TR           LIBOR             0.0075       6.2425
BOA LIBOR ARMS               358        2        118    CHEN                 LIBOR             0.0075       5.9925
BOA LIBOR ARMS               358        2        118    GARCIA               LIBOR             0.0075       6.6175
BOA LIBOR ARMS               358        2        118    WINTER               LIBOR             0.0075       6.2425
BOA LIBOR ARMS               357        3        117    CONNEELY             LIBOR             0.0075       6.6175
BOA LIBOR ARMS               357        3        117    RANDALL              LIBOR             0.0075       6.2425
BOA LIBOR ARMS               358        2        118    NAIPO                LIBOR             0.0075       6.2425
BOA LIBOR ARMS               358        2        118    RIMLAND              LIBOR             0.0075       6.1175
BOA LIBOR ARMS               358        2        118    THOMAS               LIBOR             0.0075       6.1175
BOA LIBOR ARMS               357        3        117    AKERMAN              LIBOR             0.0075       6.1175
BOA LIBOR ARMS               358        2        118    BRESLIN              LIBOR             0.0075       6.3675
BOA LIBOR ARMS               357        3        117    WATSON               LIBOR             0.0075       5.4925
BOA LIBOR ARMS               357        3        117    WHITE                LIBOR             0.0075       6.4925
BOA LIBOR ARMS               358        2        118    SIMS                 LIBOR             0.0075       5.6175
BOA LIBOR ARMS               358        2        118    GARRETT II           LIBOR             0.0075       6.1175
BOA LIBOR ARMS               346        3        117    WEBER                LIBOR             0.0075       6.3675
BOA LIBOR ARMS               358        2        118    COWMAN               LIBOR             0.0075       6.4925






                                 EXHIBIT A1

                        Form of Class A1 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.






                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                             CLASS A1 CERTIFICATE

INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM: ____%                    INITIAL CERTIFICATE PRINCIPAL BALANCE OF
                                    THE CLASS A1 CERTIFICATES AS OF
                                    THE CLOSING DATE: $_____________

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
FEBRUARY 1, 2002                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $_____________

CLOSING DATE:                       SERVICERS:
FEBRUARY 21, 2002                   ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
                                    COUNTRYWIDE HOME LOANS, INC.
                                    BANK OF AMERICA, N.A.

FIRST DISTRIBUTION DATE:
MARCH 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO. _________________

-------------------------
(1) The Certificate Rate on the Class A1 Certificate will equal the Group 1 Weighted Average Net Rate which for the initial distribution date will equal approximately _____%.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS A1 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A1 Certificates (the "Class A1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreemennt dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.



      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 21, 2002                  JPMORGAN CHASE BANK,
                                              as Custodian


                                          By:_________________________________
                                                    AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                           JPMORGAN CHASE BANK,
                                               as Certificate Registrar


                                           By:_________________________________
                                                 AUTHORIZED SIGNATORY






                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT -as tenants by the                                 (Cust)  (Minor)
                 entireties

JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act ________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common



                   Additional abbreviations may also be used
                         though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates
exchange. Notarized or witnessed
signatures are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution: Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.





                                EXHIBIT A2-A

                       Form of Class A2-A Certificate


GS MORTGAGE SECURITIES CORP., DEPOSITOR
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
CLASS A2-A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A2-A CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A2-A CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS A2-A CERTIFICATE


INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM:  _____% (1)              INITIAL CERTIFICATE PRINCIPAL
                                    BALANCE OF THE CLASS A2-A
                                    CERTIFICATES AS OF THE CLOSING DATE:
                                    $_____________

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS OF $25,000
DENOMINATION:

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT:  AS OF                   AS OF THE CUT-OFF DATE OF THE
FEBRUARY 1, 2002                    MORTGAGE LOANS HELD BY THE
                                    TRUST: $__________

CLOSING DATE:                       SERVICERS:
FEBRUARY 21, 2002                   ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
                                    COUNTRYWIDE HOME LOANS, INC.
FIRST DISTRIBUTION DATE:            BANK OF AMERICA, N.A.
MARCH 25, 2002                      TRUSTEE:  JPMORGAN CHASE BANK
FINAL SCHEDULED
DISTRIBUTION DATE:
MARCH 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO. ________

----------------
(1) For the initial Distribution Date, the Certificate Rate on the Class A2-A Certificates will equal ____%. For each Distribution Date on or before January 2007, the Certificate Rate on these certificates will equal the lesser of (x) ______% and (y) the weighted average of the mortgage interest rates on the Group 2 loans (as of the second preceding Due Date) less the per annum rates at which each of the Servicing Fee and the trustee fee are calculated (the "Gross Weighted Average Net Rate"). For the Distribution Date in February 2007 and thereafter, the Certificate Rate on the Class A2-A Certificates will equal the Group 2 Weighted Average Net Rate.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                           CLASS A2-A CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A2-A Certificates (the "Class A2-A Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

       Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

       This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A2-A Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

       Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

       The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

       All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

       The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

       The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

       As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

       The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

       The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

       Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

       Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

       THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

       Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.



       IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                                as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A2-A CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                            JPMORGAN CHASE BANK,
                                                as Certificate Registrar


                                            By:________________________________
                                                     AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT -as tenants by the                                 (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with      Under Uniform Gifts to Minors Act _________
        rights of survivorship                                       (State)
        and not as Tenants in
        Common


                   Additional abbreviations may also be used
                         though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates
exchange. Notarized or witnessed
signatures are not acceptable.



                         DISTRIBUTION INSTRUCTIONS


        The assignee should include the following for purposes of distribution:

        Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________, as agent.






                                EXHIBIT A2-B

                       Form of Class A2-B Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                           CLASS A2-B CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A2-B CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A2-B CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.



                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS A2-B CERTIFICATE

INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM: ______% (1)              INITIAL CERTIFICATE PRINCIPAL
                                    BALANCE OF THE CLASS A2-B
                                    CERTIFICATES AS OF THE CLOSING DATE:
                                    $__________

PERCENTAGE INTEREST: 100%

MINIMUM
DENOMINATION:                       $25,000 AND $1 IN EXCESS OF $25,000

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
FEBRUARY 1, 2002                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $_________

CLOSING DATE:                       SERVICERS:

FEBRUARY 21, 2002                   ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
                                    COUNTRYWIDE HOME LOANS, INC.
FIRST DISTRIBUTION DATE:            BANK OF AMERICA, N.A.
MARCH 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO. ____________

--------------------

(1) For the initial Distribution Date, the Certificate Rate on the
Class A2-B Certificates will equal _____%. For each Distribution Date on or before January 2007, the Certificate Rate on these certificates will equal the lesser of (x) _____% and (y) the Group 2 Weighted Average Net Rate. For the Distribution Date in February 2007 and thereafter, the Certificate Rate on the Class A2-B Certificates will equal the Group 2 Weighted Average Net Rate.



                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                           CLASS A2-B CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A2-B Certificates (the "Class A2-B Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc.
(the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A2-B Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.



      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                                as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A2-B CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                            JPMORGAN CHASE BANK,
                                                as Certificate Registrar


                                            By:________________________________
                                                     AUTHORIZED SIGNATORY




                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT -as tenants by the                                 (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act ________
        rights of survivorship                                         (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.



                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates
exchange. Notarized or witnessed
signatures are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


      The assignee should include the following for purposes of distribution:

      Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.



                                EXHIBIT A2-C

                       Form of Class A2-C Certificate



                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                           CLASS A2-C CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A2-C CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A2-C CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS A2-C CERTIFICATE


INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM: _____% (1)               INITIAL CERTIFICATE PRINCIPAL
                                    BALANCE OF THE CLASS A2-C
                                    CERTIFICATES AS OF THE
                                    CLOSING DATE: $______

PERCENTAGE INTEREST: 100%

MINIMUM
DENOMINATION:                       $25,000 AND $1 IN EXCESS OF $25,000


                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT: AS OF                    AS OF THE CUT-OFF DATE OF THE
FEBRUARY 1, 2002                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $_______

CLOSING DATE:                       SERVICERS:
FEBRUARY 21, 2002                   ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
FIRST DISTRIBUTION DATE:            COUNTRYWIDE HOME LOANS, INC.
MARCH 25, 2002                      BANK OF AMERICA, N.A.

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2032                      CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO. _______________

--------------------
(1) For the initial Distribution Date, the Certificate Rate on the
Class A2 Certificates will equal approximately _____%. For each
Distribution Date on or before January 2007, the Certificate Rate on these certificates will equal the lesser of (x) _____% and (y) the Group 2 Weighted Average Net Rate. For the Distribution Date in February 2007 and thereafter, the Certificate Rate on these certificates will equal the Group 2 Weighted Average Net Rate.




                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                           CLASS A2-C CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A2-C Certificates (the "Class A2-C Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter.The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A2-C Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.



         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                                as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A2-C CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                            JPMORGAN CHASE BANK,
                                                as Certificate Registrar


                                            By:________________________________
                                                     AUTHORIZED SIGNATORY




                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT -as tenants by the                                  (Cust)  (Minor)
         entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act ________
        rights of survivorship                                        (State)
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates
exchange. Notarized or witnessed
signatures are not acceptable.






                         DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.




                                 EXHIBIT A3

                        Form of Class A3 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS A3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.





                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                             CLASS A3 CERTIFICATE

INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM: ______%                  INITIAL CERTIFICATE PRINCIPAL
                                    BALANCE OF THE CLASS A3
                                    CERTIFICATES AS OF THE CLOSING DATE:
                                    $_____________

PERCENTAGE INTEREST: 100%

MINIMUM                             $25,000 AND $1 IN EXCESS
DENOMINATION:                       OF $25,000.

                                    APPROXIMATE AGGREGATE
DATE OF THE TRUST                   SCHEDULED PRINCIPAL BALANCE
AGREEMENT:  AS OF                   AS OF THE CUT-OFF DATE OF THE
FEBRUARY 1, 2002                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $___________

CLOSING DATE:                       SERVICERS:
FEBRUARY 21, 2002                   ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
                                    COUNTRYWIDE HOME LOANS, INC.
                                    BANK OF AMERICA, N.A.

FIRST DISTRIBUTION DATE:
MARCH 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO. _______________

-----------------
(1) For the initial Distribution Date, the Certificate Rate on the
Class A3 Certificates will equal ______%. For each Distribution Date on or before November 2008, the Certificate Rate on these certificates will equal the lesser of (x) ______% and (y) the weighted average of the mortgage interest rates on the Group 3 loans (as of the second preceding Due Date) less the per annum rates at which each of the servicing fee and the trustee fee are calculated (the "Group 3 Weighted Average Net Rate"). For the Distribution Date in December 2008 and thereafter, the Certificate Rate on the Class A3 Certificates will equal the Group 3 Weighted Average Net Rate.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS A3 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A3 Certificates (the "Class A3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.





         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  February 21, 2002                   JPMORGAN CHASE BANK,
                                            as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER






                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                as Certificate Registrar


                                            By:________________________________
                                                     AUTHORIZED SIGNATORY




                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT -as tenants by the                                  (Cust)  (Minor)
         entireties

JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
        rights of survivorship                                       (State)
        and not as Tenants in
        Common



                   Additional abbreviations may also be used
                         though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates
exchange. Notarized or witnessed
signatures are not acceptable.



                         DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:
     Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.





                                 EXHIBIT X2

                        Form of Class X2 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS X2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS X2 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS X2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.







                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1,
                             CLASS X2 CERTIFICATE



INITIAL CERTIFICATE RATE:           APPROXIMATE INITIAL NOTIONAL AMOUNT
VARIABLE(1)                         AS OF THE CUT-OFF DATE:  $__________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS
                                    OF THE CUT-OFF DATE OF
                                    THE MORTGAGE LOANS
                                    HELD BY THE TRUST:
                                    $_______________

MINIMUM DENOMINATION:               $5,000,000 AND $1 IN EXCESS
                                    OF $5,000,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF FEBRUARY 1, 2002              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
FEBRUARY 21, 2002                   BANK OF AMERICA, N.A.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
MARCH 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2032

NO. __                              CUSIP NO. ________________


----------------
(1) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A2-A, A2-B and A2-C Certificates (the "Notional Amount" for the Class X2 Certificates). Except for the first period where the rate is approximately ______% for Class X2 Certificates, on each Distribution Date, the Class X2 Certificates will be entitled to receive (i) the excess, if any, of the Group 2 Weighted Average Net Rate over the Class A2-A Certificate Rate, (ii) the excess, if any, of the Group 2 Weighted Average Net Rate over the Class A2-B Certificate Rate, and (iii) the excess, if any, of the Group 2 Weighted Average Net Rate over the Class A2-C Certificate Rate, in each case, multiplied by the Certificate Balance of such class multiplied by one-twelfth.





                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                              CLASS X2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X1 Certificates (the "Class X2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue (based on a 360-day year of twelve 30-day months) from the first day of the month preceding the month in which a Distribution Date occurs through the Accounting Date for such Distribution Date in an amount equal to the excess, if any, of (a) the weighted average Net Rate on the Mortgage Loans as of the beginning date of the related Due Period over (b) the weighted average Pass-Through Rate of the P&I Securities as of such Distribution Date, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate's pro rata share of the aggregate Available Distribution to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pas-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class X2 Certificates were issued on February 21, 2002 with original issue discount ("OID") for federal income tax purposes. Except for the fixed period where the rate is approximately _______% for Class X2 Certificates, on each Distribution Date, the Class X2 Certificates will be entitled to receive (i) the excess, if any, of the Group 2 Weighted Average Net Rate over the Class A2-A Certificate Rate, (ii) the excess, if any, of the Group 2 Weighted Average Net Rate over the Class A2-B Certificate Rate, and (iii) the excess, if any, of the Group 2 Weighted Average Net Rate over the Class A2-C Certificate Rate, in each case, multiplied by the Certificate Balance of such class multiplied by one-twelfth. The actual yield to maturity and OID may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class X2 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.






         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                            as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS X2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                            as Certificate Registrar


                                            By:________________________________
                                                     AUTHORIZED SIGNATORY





                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT - as tenants by the                                 (Cust)  (Minor)
          entireties

JT TEN-  as joint tenants with       Under Uniform Gifts to Minors Act ________
         rights of survivorship                                        (State)
         and not as Tenants in
         Common



                    Additional abbreviations may also be used
                          though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.






                         DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.




                                   EXHIBIT X3

                          Form of Class X3 Certificate


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS X3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS X3 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS X3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.




                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1,
                              CLASS X3 CERTIFICATE



INITIAL CERTIFICATE RATE:           APPROXIMATE INITIAL NOTIONAL AMOUNT
VARIABLE (1)                        AS OF THE CUT-OFF DATE:  $______________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS
                                    OF THE CUT-OFF DATE OF
                                    THE MORTGAGE LOANS
                                    HELD BY THE TRUST:
                                    $_____________

MINIMUM DENOMINATION:               $5,000,000 AND $1 IN EXCESS OF $5,000,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF FEBRUARY 1, 2002              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
FEBRUARY 21, 2002                   BANK OF AMERICA, N.A.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
MARCH 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRUTION DATE:
MARCH 25, 2032

NO. __                              CUSIP NO. _________________

-------------------
(1) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A3 Certificates (the Notional Amount for the Class X3 Certificates). On each Distribution Date, the Class X3 Certificates will be entitled to receive the excess, if any, of one-twelfth of the Group 3 Weighted Average Net Rate over one-twelfth of the Class A3 Certificate Rate multiplied by the Certificate Balance of such class.





                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                              CLASS X3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X2 Certificates (the "Class X3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue (based on a 360-day year of twelve 30-day months) from the first day of the month preceding the month in which a Distribution Date occurs through the Accounting Date for such Distribution Date in an amount equal to the excess, if any, of (a) the weighted average Net Rate on the Mortgage Loans as of the beginning date of the related Due Period over (b) the weighted average Pass-Through Rate of the P&I Securities as of such Distribution Date, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate's pro rata share of the aggregate Available Distribution to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pas-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class X3 Certificates were issued on February 21, 2002 with original issue discount ("OID") for federal income tax purposes. On each Distribution Date, the Class X3 Certificates will be entitled to receive the excess, if any, of one-twelfth of the Group 3 Weighted Average Net Rate over one-twelfth of the Class A3 Certificate Rate multiplied by the Certificate Balance of such class. The actual yield to maturity and OID may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class X3 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.



         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                            as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS X3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                            as Certificate Registrar


                                            By:________________________________
                                                     AUTHORIZED SIGNATORY






                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common       UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT - as tenants by the                                 (Cust)  (Minor)
          entireties

JT TEN-  as joint tenants with      Under Uniform Gifts to Minors Act________
         rights of survivorship                                      (State)
         and not as Tenants in
         Common



                    Additional abbreviations may also be used
                          though not in the above list.




                               FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.






                                 EXHIBIT B1

                        Form of Class B1 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS B1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1,
                              CLASS B1 CERTIFICATE



INITIAL CERTIFICATE RATE:           APPROXIMATE INITIAL CERTIFICATE
________%                           PRINCIPAL BALANCE OF THE CLASS
                                    B1 CERTIFICATES:
                                    $_______________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS
                                    OF THE CUT-OFF DATE OF
                                    THE MORTGAGE LOANS
                                    HELD BY THE TRUST:
                                    $_______________

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF FEBRUARY 1, 2002              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
FEBRUARY 21, 2002                   BANK OF AMERICA, N.A.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
MARCH 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2032

NO. __                              CUSIP NO. ______________


------------------------
(1) For the initial Distribution Date, the Certificate Rate on these certificates will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.






                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS B1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B1 Certificates (the "Class B1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on February 21, 2002 with original issue discount ("OID") for federal income tax purposes. The Certificate Rate on these Certificates will equal approximately _______%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                            as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                            as Certificate Registrar


                                            By:________________________________
                                                     AUTHORIZED SIGNATORY






                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common        UNIF GIFT MIN ACT -   Custodian
                                                           ----------------
TEN ENT - as tenants by the                                 (Cust)  (Minor)
          entireties

JT TEN-  as joint tenants with       Under Uniform Gifts to Minors Act ________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common



                    Additional abbreviations may also be used
                          though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                    _____________________________
                                               NOTICE: The signature to this
                                               assignment must correspond with
                                               the name as written upon the
                                               face of this Certificate in
                                               every particular without
                                               alteration or enlargement or
                                               any change whatever.

________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.





                                 EXHIBIT B2

                        Form of Class B2 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS B2 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1,
                              CLASS B2 CERTIFICATE



INITIAL CERTIFICATE RATE:           APPROXIMATE INITIAL CERTIFICATE
_____%                              PRINCIPAL BALANCE OF THE CLASS B2
                                    CERTIFICATES:  $___________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS
                                    OF THE CUT-OFF DATE OF
                                    THE MORTGAGE LOANS
                                    HELD BY THE TRUST:
                                    $_____________

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF FEBRUARY 1, 2002              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
FEBRUARY 21, 2002                   BANK OF AMERICA, N.A.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
MARCH 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2032

NO. __                              CUSIP NO.  ________________


------------------------
(1) For the initial Distribution Date, the Certificate Rate on these certificates will equal approximately _________%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.






                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                              CLASS B2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                          GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B2 Certificates (the "Class B2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on February 21, 2002 with original issue discount ("OID") for federal income tax purposes. The Certificate Rate on these Certificates will equal approximately ____%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.



                                  ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT - as tenants by the                                  (Cust)  (Minor)
          entireties

JT TEN-  as joint tenants with       Under Uniform Gifts to Minors Act ________
         rights of survivorship                                        (State)
         and not as Tenants in
         Common



                   Additional abbreviations may also be used
                         though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.





                                 EXHIBIT B3

                        Form of Class B3 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS B3 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1,
                             CLASS B3 CERTIFICATE


INITIAL CERTIFICATE RATE:           AGGREGATE INITIAL CERTIFICATE
_____% (1)                          PRINCIPAL BALANCE OF THE CLASS B3
                                    CERTIFICATES:  $____________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS
                                    OF THE CUT-OFF DATE OF
                                    THE MORTGAGE LOANS
                                    HELD BY THE TRUST: $_____________

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF FEBRUARY 1, 2001              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
FEBRUARY 21, 2002                   BANK OF AMERICA, N.A.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
MARCH 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2032

NO.  __                             CUSIP NO. ______________



------------------------
(1) For the initial Distribution Date, the Certificate Rate on these certificates will equal approximately ______%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.





                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                             CLASS B3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B3 Certificates (the "Class B3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on February 21, 2002 with original issue discount ("OID") for federal income tax purposes. The Certificate Rate on these Certificates will equal approximately _______%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                            as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                            as Certificate Registrar


                                            By:________________________________
                                                     AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT - as tenants by the                                  (Cust)  (Minor)
          entireties

JT TEN-  as joint tenants with       Under Uniform Gifts to Minors Act --------
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

___________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.





                                 EXHIBIT B4

                        Form of Class B4 Certificate


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS B4 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CLASS B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1,
                             CLASS B4 CERTIFICATE


INITIAL CERTIFICATE RATE:           AGGREGATE INITIAL CERTIFICATE
______% (1)                         PRINCIPAL BALANCE OF THE CLASS B4
                                    CERTIFICATES:  $___________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS
                                    OF THE CUT-OFF DATE OF
                                    THE MORTGAGE LOANS
                                    HELD BY THE TRUST:
                                    $_____________

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF FEBRUARY 1, 2002              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
FEBRUARY 21, 2002                   BANK OF AMERICA, N.A.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
MARCH 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2032

NO. __                              CUSIP NO. ________________


------------------------
(1) For the initial Distribution Date, the Certificate Rate on these certificates will equal approximately ______%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.





                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                             CLASS B4 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2002-1, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to GOLDMAN, SACHS
& CO., or registered assigns, upon presentation and surrender of this Certificate (the "Class B4 Certificate") the principal sum of
_____________________________________________________________________________
payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on February 21, 2002 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately 6.007%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                            as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER



                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                            as Certificate Registrar


                                            By:________________________________
                                                     AUTHORIZED SIGNATORY




                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common        UNIF GIFT MIN ACT -      Custodian
                                                           ----------------
TEN ENT - as tenants by the                                 (Cust)  (Minor)
          entireties

JT TEN-  as joint tenants with       Under Uniform Gifts to Minors Act ________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

____________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.






                                 EXHIBIT B5

                        Form of Class B5 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS B5 CERTIFICATE


THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CLASS B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.





                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1,
                             CLASS B5 CERTIFICATE


INITIAL CERTIFICATE RATE:           AGGREGATE INITIAL CERTIFICATE
______% (1)                         PRINCIPAL BALANCE OF THE CLASS B5
                                    CERTIFICATES:  $________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS
                                    OF THE CUT-OFF DATE OF
                                    THE MORTGAGE LOANS
                                    HELD BY THE TRUST:
                                    $__________

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF FEBRUARY 1, 2002              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
FEBRUARY 21, 2002                   BANK OF AMERICA, N.A.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
MARCH 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2032

NO. __                              CUSIP NO. ______________


-------------------
(1) For the initial Distribution Date, the Certificate Rate on these certificates will equal approximately ______%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS B5 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.


         GS Mortgage Loan Trust, Series 2002-1, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to GOLDMAN, SACHS
& CO., or registered assigns, upon presentation and surrender of this Certificate (the "Class B5 Certificate") the principal sum of
_____________________________________________________________________________
payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on February 21, 2002 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.




         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:________________________________
                                                     AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT -as tenants by the                                  (Cust)  (Minor)
         entireties

JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act_________
          rights of survivorship                                      (State)
          and not as Tenants in
          Common


                   Additional abbreviations may also be used
                         though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises..

Dated:_____________________                    _____________________________
                                               NOTICE: The signature to this
                                               assignment must correspond with
                                               the name as written upon the
                                               face of this Certificate in
                                               every particular without
                                               alteration or enlargement or
                                               any change whatever.

________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.




                                 EXHIBIT B6

                        Form of Class B6 Certificate


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS B6 CERTIFICATE



THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CLASS B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.




                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1,
                             CLASS B6 CERTIFICATE


INITIAL CERTIFICATE RATE:           AGGREGATE INITIAL CERTIFICATE
______% (1)                         PRINCIPAL BALANCE OF THE CLASS B6
                                    CERTIFICATES:  $_________

PERCENTAGE INTEREST:  100%          APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS
                                    OF THE CUT-OFF DATE OF
                                    THE MORTGAGE LOANS
                                    HELD BY THE TRUST:
                                    $__________

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF TRUST AGREEMENT:            SERVICERS:
AS OF FEBRUARY 1, 2002              ABN AMRO MORTGAGE GROUP, INC.
                                    BANK ONE, N.A.
CLOSING DATE:                       COUNTRYWIDE HOME LOANS, INC.
FEBRUARY 21, 2002                   BANK OF AMERICA, N.A.

FIRST DISTRIBUTION DATE:            TRUSTEE:  JPMORGAN CHASE BANK
MARCH 25, 2002

FINAL SCHEDULED                     CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
MARCH 25, 2032

NO. ___                             CUSIP NO. ___________________


------------------------
(1) For the initial Distribution Date, the Certificate Rate on these certificates will equal approximately ____%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS B6 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of three pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.


         GS Mortgage Loan Trust, Series 2002-1, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to GOLDMAN, SACHS
& CO., or registered assigns, upon presentation and surrender of this Certificate (the "Class B6 Certificate") the principal sum of
______________________________________________________________________________
payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on February 21, 2002 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately ______%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Custodian on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.



         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                                     as Custodian


                                            By:________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:________________________________
                                                     AUTHORIZED SIGNATORY



                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT -as tenants by the                                  (Cust)  (Minor)
         entireties

JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
        rights of survivorship                                      (State)
        and not as Tenants in
        Common



                   Additional abbreviations may also be used
                         though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE___________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.





                                 EXHIBIT R1

                        Form of Class R1 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS R1 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R1 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R1 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R1 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R1 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.





                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                             CLASS R1 CERTIFICATE


INITIAL CERTIFICATE RATE PER        AGGREGATE INITIAL CERTIFICATE
ANNUM: ______%(1)                   PRINCIPAL BALANCE OF THE
                                    CLASS R1 CERTIFICATES: $ ____
PERCENTAGE INTEREST:  _____%
                                    APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF
DENOMINATION: $____                 THE CUT-OFF DATE OF THE MORTGAGE
                                    LOANS HELD BY THE TRUST:
                                    $________________
DATE OF TRUST AGREEMENT:
AS OF FEBRUARY 1, 2002              SERVICERS:
                                    ABN AMRO MORTGAGE GROUP, INC.
CLOSING DATE:                       BANK ONE, N.A.
FEBRUARY 21, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    BANK OF AMERICA, N.A.
FIRST DISTRIBUTION DATE:
MARCH 25, 2002                      TRUSTEE: JPMORGAN CHASE BANK


NO. __                              CUSIP NO. _____________



----------------

(1) The Certificate Rate will equal the Weighted Average Net Rate which for the initial Distribution Date will equal approximately _______%.



                         GS MORTGAGE SECURITIES CORP.
        MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2002-1
                             CLASS R1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of three pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                       ______________________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R1 Certificates (the "Class R1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R1 Certificates. The Class R1 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class R1 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class R1 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R1 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R1 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R1 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R1 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R1 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R1 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R1 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class R1 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R1 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R1 Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class R1 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R1 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriterr (or, if the Underwriterr is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.



         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.


Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                            as Custodian


                                            BY:
                                               -------------------------------
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                            As Certificate Registrar


                                            BY:
                                               -------------------------------
                                                     AUTHORIZED SIGNATORY





                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT -as tenants by the                                  (Cust)  (Minor)
         entireties

JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act_________
        rights of survivorship                                      (State)
        and not as Tenants in
        Common



                   Additional abbreviations may also be used
                         though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                    _____________________________
                                               NOTICE: The signature to this
                                               assignment must correspond with
                                               the name as written upon the
                                               face of this Certificate in
                                               every particular without
                                               alteration or enlargement or
                                               any change whatever.

_______________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.





                         DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.





                                 EXHIBIT R2

                        Form of Class R2 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS R2 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R2 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R2 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R2 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R2 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.





                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS R2 CERTIFICATE


INITIAL CERTIFICATE RATE PER        AGGREGATE INITIAL CERTIFICATE
ANNUM: _________%(1)                PRINCIPAL BALANCE OF THE CLASS
                                    R2 CERTIFICATES: $___________
PERCENTAGE INTEREST:  ____%
                                    APPROXIMATE AGGREGATE SCHEDULED
                                    PRINCIPAL BALANCE AS OF
DENOMINATION: $____                 THE CUT-OFF DATE OF THE MORTGAGE
                                    LOANS HELD BY THE TRUST:
                                    $____________
DATE OF TRUST AGREEMENT:
AS OF FEBRUARY 21, 2002             SERVICERS:
                                    ABN AMRO MORTGAGE GROUP, INC.
CLOSING DATE:                       BANK ONE, N.A.
FEBRUARY 21, 2002                   COUNTRYWIDE HOME LOANS, INC.
                                    BANK OF AMERICA, N.A.

FIRST DISTRIBUTION DATE:
MARCH 25, 2002                      TRUSTEE: JPMORGAN CHASE BANK

NO. __                              CUSIP NO. ______________




---------------------
(1) The Certificate Rate will equal the Weighted Average Net Rate which for the initial Distribution Date will equal approximately _____%.



                        GS MORTGAGE SECURITIES CORP.
      MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS R2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists primarily of three pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                            ____________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R2 Certificates (the "Class R2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R2 Certificates. The Class R2 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class R2 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class R2 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R2 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R2 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R2 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R2 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R2 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R2 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R2 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class R2 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R2 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R2 Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class R2 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R2 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriterr (or, if the Underwriterr is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.



         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.


Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                            as Custodian


                                            BY:
                                               -------------------------------
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                            As Certificate Registrar


                                            BY:
                                               -------------------------------
                                                     AUTHORIZED SIGNATORY





                               ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                           ----------------
TEN ENT -as tenants by the                                  (Cust)  (Minor)
         entireties

JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common



                   Additional abbreviations may also be used
                         though not in the above list.




                              FORM OF TRANSFER

              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE____________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                   _____________________________
                                              NOTICE: The signature to this
                                              assignment must correspond with
                                              the name as written upon the
                                              face of this Certificate in
                                              every particular without
                                              alteration or enlargement or
                                              any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.




                         DISTRIBUTION INSTRUCTIONS


     The assignee should include the following for purposes of distribution:

     Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.





                                 EXHIBIT R3

                        Form of Class R3 Certificate

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS R3 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R3 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R3 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R3 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R3 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.





                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-1
                             CLASS R3 CERTIFICATE


INITIAL CERTIFICATE RATE PER           AGGREGATE INITIAL CERTIFICATE
ANNUM: _____%(1)                       PRINCIPAL BALANCE OF THE CLASS
                                       R3 CERTIFICATES: $____
PERCENTAGE INTEREST:  _____%
                                       APPROXIMATE AGGREGATE SCHEDULED
DENOMINATION: $___                     PRINCIPAL BALANCE AS OF THE CUT-OFF
                                       DATE OF THE MORTGAGE LOANS HELD
                                       BY THE TRUST:  $__________
DATE OF TRUST AGREEMENT:
AS OF FEBRUARY 1, 2002                 SERVICERS:
                                       ABN AMRO MORTGAGE GROUP, INC.
CLOSING DATE:                          BANK ONE, N.A.
FEBRUARY 21, 2002                      COUNTRYWIDE HOME LOANS, INC.
                                       BANK OF AMERICA, N.A.
FIRST DISTRIBUTION DATE:
MARCH 25, 2002                         TRUSTEE: JPMORGAN CHASE BANK


NO. __                                 CUSIP NO. _______________


------------------
(1) The Certificate Rate will equal the Weighted Average Net Rate which for the initial Distribution Date will equal approximately ________%.






                        GS MORTGAGE SECURITIES CORP.
      MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2002-1
                            CLASS R3 CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists primarily of two pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                         _________________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R3 Certificates (the "Class R3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of three pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) the Seller's Warranties and Servicing Agreement dated as of December 1, 2001 between GSMC and Bank of America, N.A. (the "Bank of America Agreement"); (b)(i) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (ii) the Seller's Warranties and Servicing Agreement dated as of January 1, 2001, each between GSMC and ABN AMRO Mortgage Group, Inc. (collectively the "ABN AMRO Agreements"); (c)(i) the Seller's Purchase, Warranties and Servicing Agreement dated as of August 1, 2001, (ii) the Seller's Purchase, Warranties and Servicing Agreement dated as of December 1, 2001 and (iii) the Seller's Purchase, Warranties and Servicing Agreement dated as of February 1, 2002 each between GSMC and Bank One (collectively, the "Bank One Agreements"); (d) the Seller's Warranty Agreement dated as of September 25, 2001 between Bavaria TRR Corporation and KeyBank National Association (the "KeyBank Agreement"); and (e) the Servicing Agreement dated as of September 25, 2001 between GSMC and Countrywide Home Loans, Inc. (the "Countrywide Agreement" and, together with the ABN AMRO Agreements, the Bank One Agreements, the Bank of America Agreement and the KeyBank Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in March 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-1 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R3 Certificates. The Class R3 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class R3 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class R3 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R3 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R3 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R3 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R3 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R3 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R3 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R3 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class R3 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R3 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R3 Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class R3 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R3 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Depositor when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriterr (or, if the Underwriterr is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Custodian has executed this Certificate on behalf of the Trust as Custodian under the Trust Agreement, and the Custodian shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.



         IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.


Dated: February 21, 2002                    JPMORGAN CHASE BANK,
                                            as Custodian


                                           BY:
                                              ---------------------------------
                                                    AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                         JPMORGAN CHASE BANK,
                                         As Certificate Registrar


                                         BY:
                                            ----------------------------------
                                                  AUTHORIZED SIGNATORY





                               ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT - Custodian
                                                       ----------------
TEN ENT -as tenants by the                             (Cust)  (Minor)
         entireties

JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act ________
        rights of survivorship                                        (State
        and not as Tenants in
        Common


                 Additional abbreviations may also be used
                       though not in the above list.




                              FORM OF TRANSFER


              FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE_________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________            ______________________________________
                                       NOTICE: The signature to this
                                       assignment must correspond with
                                       the name as written upon the
                                       face of this Certificate in
                                       every particular without
                                       alteration or enlargement or
                                       any change whatever.

_________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates
exchange. Notarized or witnessed
signatures are not acceptable.






                         DISTRIBUTION INSTRUCTIONS


            The assignee should include the following for purposes of distribution:

            Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ________________________, the assignee named above, or _______________, as agent.